Crestar Financial Corporation

                               Excess Benefit Plan




                            As Amended and Restated
                          Effective December 26, 1990

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990



Table of Contents


Section                                                                                  Page

Introduction ..........................................................................     1
Article 1-General .....................................................................     1
1.01.      Plan Creates No Separate Rights ............................................     1
           (a)   Rights only by statute ...............................................     1
           (b)   No employment rights .................................................     1

1.02.      Delegation of Authority ....................................................     1
           (a)   Sponsor ..............................................................     1
           (b)   Other Employers ......................................................     1
           (c)   Administrator's Rules ................................................     2

1.03.      Limitation of Liability ....................................................     2
           (a)   Section governs ......................................................     2
           (b)   Individual liability .................................................     2
           (c)   Co-Fiduciary liability ...............................................     2
           (d)   Co-Trustee relationship ..............................................     2
           (e)   Allocating and delegating ............................................     3
           (f)   Release ..............................................................     3

1.04.      Legal Action ...............................................................     3

1.05.      Benefits Supported Only by Plan Assets and Sponsor .........................     3

1.06.      Administration Standards ...................................................     4

1.07.      Plan Sponsor and Other Employers ...........................................     4
           (a)   Sponsor ..............................................................     4
           (b)   Other Employers ......................................................     4

1.08.      Method of Participation ....................................................     4

1.09.      Withdrawal by Employer .....................................................     5
           (a)   Notice ...............................................................     5
           (b)   Division of Plan Assets ..............................................     5
           (c)   No prohibited purpose ................................................     5

1.10.      Tax Year ...................................................................     6
1.11.      Suspension Periods .........................................................     6

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Article 2-Participation ...............................................................     1

2.01.      Conditions of Participation ................................................     1
           (a)   Special participation rule ...........................................     1
           (b)   Beginning participation ..............................................     1

2.02.      Employment and Eligibility Status Changes ..................................     1
           (a)   Changing to non-Covered Employee .....................................     1
           (b)   Changing to Covered Employee .........................................     2

2.03.      Renewed Participation ......................................................     2

2.04.      Determination of Eligibility ...............................................     2

2.05.      Enrollment .................................................................     2
           (a)   Application ..........................................................     2
           (b)   Acknowledgment .......................................................     2
           (c)   Benefit exhibits .....................................................     2
           (d)   Participants, Active Participants ....................................     3

2.06.      Certification of Participation .............................................     3

2.07.      Suspension Periods .........................................................     3

Article 3-Contributions ...............................................................     1

3.01.      Suspension Periods .........................................................     1

3.02.      General Provisions on Employer Contributions ...............................     1
           (a)   Section is primary ...................................................     1
           (b)   Qualification intended ...............................................     1
           (c)   Questioned qualification .............................................     1
           (d)   Pension Benefit Guaranty Corporation determination ...................     2
           (e)   Deductions intended ..................................................     2
           (f)   Mistake of fact ......................................................     2
           (g)   Exclusive purpose ....................................................     2
           (h)   Determining contributions ............................................     3
           (i)   Contributing .........................................................     3
           (j)   Cash or proper1y .....................................................     3
           (k)   No Profit required ...................................................     3
           (l)   Administrator's discretion ...........................................     3
           (m)   Administrator's Rules ................................................     3

3.03.      General Provisions on Employee Contributions ...............................     4
           (a)   Limited effect of section ............................................     4

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990


           (b)   Section is primary ...................................................     4
           (c)   Payroll deduction ....................................................     4
           (d)   Not Payroll deduction ................................................     4
           (e)   Contributions Nonforfeitable .........................................     5
           (f)   Time for contributions ...............................................     5
           (g)   Transfers by Employers ...............................................     5
           (h)   Transfers by Administrator ...........................................     5
           (i)   Allocation determines time of Accrued Benefit ........................     5
           (j)   Limitations relating to Securities and
                 Employee Contribution Accounts .......................................     5
           (k)   Mandatory Contributions ..............................................     6

3.04.      General Provisions on Elective Deferrals ...................................     6
           (a)   Section is primary ...................................................     6
           (b)   Limited effect of section ............................................     6
           (c)   Elective Deferral ....................................................     6
           (d)   Contributions Nonforfeitable .........................................     7
           (e)   Transfers by Employers ...............................................     7
           (f)   Allocation determines time of Accrued Benefit ........................     7
           (g)   Limitations relating to Securities and
                 Employee Contribution Accounts .......................................     8

3.05.      Cash and Non-cash Contributions ............................................     8
           (a)   Non-cash contributions allowed .......................................     8
           (b)   Value of non-cash contributions ......................................     8
           (c)   Specific forms allowed ...............................................     8

3.06.      Compensation-adjustment Elections ..........................................     9
           (a)   Limited effect of section ............................................     9
           (b)   Form .................................................................     9
           (c)   Election .............................................................     9
           (d)   Contents .............................................................     9
           (e)   Closing Dates ........................................................    10
           (f)   Separate elections and continuing effect .............................    10
           (g)   Limiting Compensation-adjustment Elections ...........................    10
           (h)   Expanding election allowances ........................................    11
           (i)   Time election is effective ...........................................    11
           (j)   Modifications and rejections .........................................    11
           (k)   Instructions to Employers ............................................    11

3.07.      Internal Reserve ...........................................................    12
           (a)   Limited effect of section ............................................    12
           (b)   Additions to Internal Reserve ........................................    12
           (c)   Reductions of Internal Reserve .......................................    12

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990


           (d)   Directions relating to Internal Reserve ..............................    12

3.08.      Basic Contribution .........................................................    13
           (a)   Contribution calculated ..............................................    13
           (b)   Pre-termination contribution .........................................    13

3.09.      Matching Contributions .....................................................    13
           (a)   Matching Contributions ...............................................    13
           (b)   Designated Matching Contributions ....................................    14

3.10.      Plan Liability Account Increases. ..........................................    14
           (a)   Excess benefits ......................................................    14
           (b)   Excess benefit earnings ..............................................    14
           (c)   Supplemental .........................................................    15
           (d)   Ordering .............................................................    15
           (e)   Elective Deferrals ...................................................    15
           (f)   Elective Deferral earnings ...........................................    15

3.11.      Transfers ..................................................................    15

3.12.      Voluntary Contributions ....................................................    16
           (a)   Voluntary Contributions subject to
                 Sponsor's Designee announcement ......................................    16
           (b)   Voluntary Contribution limitations ...................................    16
           (c)   Cumulative allowance .................................................    16
           (d)   Annual limitation ....................................................    17
           (e)   Returned contributions ...............................................    17

Article 4-Allocations .................................................................     1

4.01.      General Allocation Rules and Limitations ...................................     1
           (a)   Suspension Periods ...................................................     1
           (b)   General limits .......................................................     1
           (c)   Deductibility limitation .............................................     1
           (d)   Unallocated assets ...................................................     1
           (e)   Non-cash contributions ...............................................     2
           (f)   Maximum Annual Addition limitations ..................................     2
           (g)   Special Annual Addition allowances and limitations ...................     2
           (h)   Limitation related to excise taxes ...................................     2

4.02.      Accounts ...................................................................     2
           (a)   Named Accounts generally .............................................     2
           (b)   Plan Liability Accounts ..............................................     3
           (c)   Employer Contribution Accounts .......................................     3

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990


           (d)   Accounts that make up Employer Contribution Account ..................     3
           (e)   After-tax Savings Account ............................................     4

4.03.      Formula Allocations ........................................................     4
           (a)   General ..............................................................     4
           (b)   Program of Allocations ...............................................     5
           (c)   Notices Required .....................................................     5

4.04.      Basic Contribution Allocations .............................................     5
           (a)   Formula allocations ..................................................     5
           (b)   Sponsor designation ..................................................     5
           (c)   Failure to designate .................................................     6

4.05.      Matching Contribution Allocations ..........................................     6
           (a)   Formula allocations ..................................................     6
           (b)   Sponsor designation ..................................................     6
           (c)   Failure to designate .................................................     7

4.06.      Allocations to Pre-tax Savings Accounts ....................................     7
           (a)   Formula allocations ..................................................     7
           (b)   Sponsor designation ..................................................     7
           (c)   Failure to designate .................................................     7

4.07.      Employee After-Tax Contribution Allocations ................................     8
           (a)   Voluntary Contributions ..............................................     8
           (b)   Excess Participant Contributions .....................................     8

Article 5-Vesting .....................................................................     1

5.01.      Suspension Period ..........................................................     1

5.02.      Vested Benefits ............................................................     1
           (a)   Nonforfeitable Accounts ..............................................     1
           (b)   Full vesting .........................................................     1
           (c)   Nullifying Plan provisions ...........................................     1

5.03.      Forfeitures ................................................................     2
           (a)   Basic rules governing time of Forfeiture .............................     2
           (b)   Time of distributions in relationship to time of Forfeiture ..........     2
           (c)   Allocation of Forfeitures ............................................     3

Article 6-Distributions ...............................................................     1

6.01.      General Provisions on Benefits, Distributions, Transfers ...................     1
           (a)   Suspension Periods ...................................................     1

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990


           (b)   Article controls .....................................................     1
           (c)   Administrator authori1y and discretion ...............................     1
           (d)   Discharge of liability ...............................................     1
           (e)   Transfers on notice from Sponsor .....................................     2
           (f)   Plan termination distributions .......................................     2
           (g)   Special distributions allowed ........................................     2
           (h)   Unclaimed benefits ...................................................     3
           (i)   Recapture of payments ................................................     3
           (j)   Limits on assignment .................................................     3
           (k)   Garnishments .........................................................     3
           (l)   Distributions to minors and incompetents .............................     3
           (m)   General rule for valuing Accounts for distributions ..................     4
           (n)   Administrator's valuation adjustment .................................     4
           (o)   Two-part distributions ...............................................     4

6.02.      Claims .....................................................................     5
           (a)   Distributions without claims .........................................     5
           (b)   Claims to Administrator ..............................................     5
           (c)   Administrator's response .............................................     5
           (d)   Denied claims ........................................................     5

6.03.      Review of Claims ...........................................................     6
           (a)   Administrator's review ...............................................     6
           (b)   Possible hearing .....................................................     6
           (c)   Review decision time limit ...........................................     6
           (d)   Allowances if a committee reviews ....................................     6
           (e)   Determination final ..................................................     7

6.04.      Death Distributions ........................................................     7
           (a)   Amount to which section applies ......................................     7
           (b)   Ordering distribution ................................................     7
           (c)   Valuing the Account ..................................................     7
           (d)   Death before termination of employment ...............................     8
           (e)   Death after termination of employment ................................     8

6.05.      Distributions on Events ....................................................     8
           (a)   When section applies .................................................     8
           (b)   Allocation entitlements ..............................................     9
           (c)   Distributions ........................................................     9
           (d)   Involuntary Cash-out .................................................    10

6.06.      Methods of Distribution ....................................................    11
           (a)   Forms first ..........................................................    11
           (b)   Designation to Administrator .........................................    11

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990


           (c)   Other provisions limit ...............................................    11
           (d)   Change requests ......................................................    12
           (e)   Methods ..............................................................    12
           (f)   Restrictions .........................................................    12
           (g)   Further change allowed ...............................................    12
           (h)   Emergency payments ...................................................    13

6.07.      In-Service Withdrawals .....................................................    13
           (a)   Written request to Administrator .....................................    13
           (b)   Forfeiture ...........................................................    14
           (c)   Directing distributions ..............................................    14
           (d)   Hardship withdrawals .................................................    14
           (e)   Hardships ............................................................    14
           (f)   Withdrawals from After-tax Savings Accounts ..........................    15

Article 7-Death Benefits ..............................................................     1

7.01.      Proof of Death .............................................................     1

7.02.      Designation of Beneficiary .................................................     1
           (a)   Application of section ...............................................     1
           (b)   Beneficiaries ........................................................     1

Article 8-Amendment, Termination, and Merger ..........................................     1

8.01.      Exercise of Powers .........................................................     1
           (a)   Source of powers .....................................................     1
           (b)   Power to amend .......................................................     1
           (c)   General power to amend, terminate, or transfer assets/liabilities ....     2
           (d)   Sponsor's powers suspended ...........................................     2

8.02.      Amendment ..................................................................     2
           (a)   Sponsor ..............................................................     2
           (b)   No diversion or assignment ...........................................     3
           (c)   Administrative expenses, diversions, and reversions ..................     4

8.03.      Plan Merger or Asset Transfer ..............................................     4
           (a)   Reduction of benefits ................................................     4
           (b)   Sponsor's Designee's written directions ..............................     4

8.04.      Discontinuance of Contributions ............................................     5
           (a)   EmpIoyers ............................................................     5
           (b)   Not a termination ....................................................     5

8.05.      Termination ................................................................     5

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990


           (a)   General termination rules ............................................     5
           (b)   Notice ...............................................................     5
           (c)   Termination as to specific Participants or groups of Participants ....     6
           (d)   Termination as to specific Plan benefits .............................     6
           (e)   Partial termination ..................................................     6
           (f)   Allocation of Plan Assets ............................................     6
           (g)   Liquidation ..........................................................     7
           (h)   Distributions ........................................................     7
           (i)   No further rights ....................................................     7

8.06.      Effect of Employer Transactions ............................................     8

8.07.      Allocation of Plan Assets ..................................................     8
           (a)   Application of subsections ...........................................     8
           (b)   Pre-termination allocations ..........................................     8
           (c)   Application of ERISA section 4044 ....................................     8
           (d)   Special benefits .....................................................     8

8.08.      Restrictions Applicable Under Certain Circumstances ........................     9

8.09.      Rules About Entities Exercising Powers .....................................     9
           (a)   Exhibits .............................................................     9
           (b)   Power to amend .......................................................     9
           (c)   Power to terminate ...................................................     9
           (d)   Power over mergers ...................................................    10
           (e)   Power over asset or liability transfers ..............................    10
           (f)   Power to delegate ....................................................    10
           (g)   Other powers .........................................................    11
           (h)   Relationship to other Plan provisions ................................    11
           (i)   Exercise of power ....................................................    11

8.10.      Trigger Events, Restoration Events and Consequences ........................    11
           (a)   Application of section ...............................................    11
           (b)   Limitation on amendment and termination rights .......................    11
           (c)   Mergers and asset and liability transfers ............................    12
           (d)   Consent to actions of Administrator ..................................    12
           (e)   Consent to actions of Committees .....................................    12
           (f)   Other powers suspended ...............................................    12
           (g)   Restoration events ...................................................    13

Article 9-Funding and Related Rules ...................................................     1

9.01.      Suspension Periods .........................................................     1

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990


9.02.      Trust Agreements ...........................................................     1

9.03.      Trust Fund: General Amounts: Segregated Amounts ............................     1
           (a)   General ..............................................................     1
           (b)   Trusts and accounts ..................................................     2

9.04.      Valuation of Trust Fund or Other Plan Assets ...............................     2
           (a)   Conclusive ...........................................................     2
           (b)   Employer Contribution Accounts .......................................     2
           (c)   Employee Contribution Accounts .......................................     3

9.05.      Investment Options .........................................................     3
           (a)   Participant directions ...............................................     3
           (b)   Changes in investments ...............................................     3

9.06.      Directing a Trustee or Holder of Plan Assets ...............................     3
           (a)   Persons who deal with a Trustee, co-Trustee,
                 or holder of Plan Assets .............................................     3
           (b)   Appraisals ...........................................................     3
           (c)   Instructions regarding Employer ERISA Securities .....................     4
           (d)   Compliance with Administrator's directions ...........................     4
           (e)   Trustee's or holder's inability or unwillingness
                 to comply with directions ............................................     4

9.07.      Participant-directed Investments ...........................................     4
           (a)   Conditional effectiveness ............................................     5
           (b)   Divestment ...........................................................     5
           (c)   Participant directions limited .......................................     6
           (d)   Communication of directions ..........................................     6
           (e)   Directed investments .................................................     6
           (f)   Percentage limitations ...............................................     7
           (g)   Direction by Participants ............................................     7
           (h)   Creation of funds ....................................................     8
           (i)   Fund for Nondirected Accounts ........................................     8
           (j)   Other Participant rights .............................................     9
           (k)   Separation from Service ..............................................     9
           (l)   Post-employment rights ...............................................     9
           (m)   Trustee exoneration ..................................................    10
           (n)   Participant-provoked appraisals ......................................    10
           (o)   Voting stock from Participant directions .............................    10
           (p)   Charges and expenses .................................................    11
           (q)   Phantom Investments ..................................................    11

9.08.      Voting of Shares ...........................................................    11

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990


           (a)   Trustee's exercise of rights regarding Employer Securities ...........    11
           (b)   Taxation .............................................................    12
           (c)   Information to Participants ..........................................    12

Article 10-Administration .............................................................     1

10.01.     Fiduciaries Allocation of Responsibility ...................................     1
           (a)   Suspension Periods ...................................................     1
           (b)   Named Fiduciaries ....................................................     1
           (c)   Multiple-person Fiduciaries ..........................................     1
           (d)   Sponsor ..............................................................     1
           (e)   Trustee ..............................................................     2
           (f)   Administrator ........................................................     2
           (g)   Alternate Administrator ..............................................     2
           (h)   Lack of designation ..................................................     2
           (i)   Allocation of responsibility .........................................     3
           (j)   Separate liability ...................................................     3

10.02.     Administrator Appointment, Removal, Successors, Except During a
           Suspension Period ..........................................................     3
           (a)   Application of section ...............................................     3
           (b)   Administrator appointment ............................................     3
           (c)   Administrator resignation, removal ...................................     3
           (d)   Successor Administrator appointment ..................................     4
           (e)   Successor Administrator-member appointment ...........................     4
           (f)   Qualification ........................................................     4

10.03.     Administrator Appointment, Removal, Successors During
           a Suspension Period ........................................................     4
           (a)   Application of section ...............................................     4
           (b)   General ..............................................................     4
           (c)   Suspension of Sponsor's powers .......................................     5
           (d)   Removal ..............................................................     5
           (e)   Removal for interest .................................................     5
           (f)   Resignation ..........................................................     6
           (g)   Successor appointment ................................................     7
           (h)   Additional and successor Administrator-members:
                 continuing service ...................................................     7
           (i)   Qualification ........................................................     7

10.04.     Alternate Administrator Appointment, Removal Successors,
           Except During a Suspension Period ..........................................     7
           (a)   Application of section ...............................................     7
           (b)   Alternate Administrator appointment ..................................     7

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990


           (c)   Alternate Administrator resignation, removal .........................     8
           (d)   Successor Alternate Administrator-member appointment .................     8
           (e)   Qualification ........................................................     8

10.05.     Alternate Administrator Appointment, Removal, Successors
           During a Suspension Period .................................................     8
           (a)   Application of section ...............................................     8
           (b)   Alternate Administrator appointment ..................................     9
           (c)   Suspension of Sponsor's powers .......................................     9
           (d)   Removal: resignation .................................................     9
           (e)   Additional and successor Alternate Administrator-
                 members-, continuing service .........................................     9
           (f)   Qualification ........................................................    10

10.06.     Operation of Administrator .................................................    10
           (a)   Records ..............................................................    10
           (b)   Multiple-person Administrator's acts and decisions ...................    10
           (c)   Delegations by a multiple-person Administrator .......................    10

10.07.     Other Fiduciary Appointment, Removal, Successors,
           Except During a Suspension Period ..........................................    11
           (a)   Application of section ...............................................    11
           (b)   Other Fiduciaries generally ..........................................    11
           (c)   Appointment ..........................................................    11
           (d)   Resignation removal ..................................................    11
           (e)   Successor appointment ................................................    12
           (f)   Qualification ........................................................    12
           (g)   Related parties ......................................................    12

10.08.     Other Fiduciary Appointment, Removal, Successors
           During a Suspension Period .................................................    12
           (a)   Application of section ...............................................    12
           (b)   Other Fiduciaries Generally ..........................................    12
           (c)   General ..............................................................    13
           (d)   Suspension of Sponsor's powers .......................................    13
           (e)   Removal by Administrator .............................................    13
           (f)   Removal by other Fiduciary ...........................................    13
           (g)   Resignation ..........................................................    14
           (h)   Successor appointment ................................................    14
           (i)   Additional Fiduciaries: continuing service ...........................    14
           (j)   Qualification ........................................................    14

10.09.     Operation of Multiple-Person Fiduciaries ...................................    15
           (a)   Other Fiduciaries generally ..........................................    15

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990


           (b)   Suspension Period ....................................................    15
           (c)   Rules and guidelines .................................................    15
           (d)   Records ..............................................................    15
           (e)   Multiple-person Fiduciary's acts and decisions .......................    15
           (f)   Multiple-person Fiduciary's delegation of authority ..................    16
           (g)   Ministerial duties ...................................................    16

10.10.     Administrator's Plan Committees' Powers and Duties .........................    16
           (a)   Plan decisions .......................................................    16
           (b)   Conclusive determination .............................................    16
           (c)   Participation ........................................................    17
           (d)   Agents and advisors ..................................................    17

10.11.     Discretion of Administrator, Plan Committees ...............................    17
           (a)   Exclusive discretion .................................................    17
           (b)   Waivers ..............................................................    18

10.12.     Records and Reports ........................................................    18
           (a)   Reports ..............................................................    18
           (b)   Records ..............................................................    18

10.13.     Payment of Expenses ........................................................    18

10.14.     Notification to Interested Parties .........................................    19

10.15.     Notification of Eligibility ................................................    19

10.16.     Other Notices ..............................................................    19

10.17.     Annual Statement ...........................................................    19

10.18.     Limitation of Administrator's and Plan Committees' Liability ...............    19
           (a)   Separate liability ...................................................    19
           (b)   Indemnification ......................................................    20
           (c)   Fiduciaries ..........................................................    20

10.19.     Errors and Omissions .......................................................    20

10.20.     Communication of Directions from Participants ..............................    21

10.21.     Investment Committee .......................................................    21
           (a)   Application of section ...............................................    21
           (b)   Appointment, resignation, removal ....................................    21
           (c)   Investment Managers ..................................................    21

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990


10.22.     Selection of Investment Media ..............................................    21
           (a)   Discretion of Investment Committee ...................................    22
           (b)   Specific investment media ............................................    22
           (c)   Additional investment media ..........................................    22

Article 11-Definitions ................................................................     1

11.01.     Account ....................................................................     1

11.02.     Accrued Benefit ............................................................     1

11.03.     Acquiring Person ...........................................................     2

11.04.     Active Participant .........................................................     2

11.05.     Administrator ..............................................................     2

11.06.     Administrator's Rules ......................................................     2

11.07.     Affiliate means as to an Employer ..........................................     2

11.08.     Affiliate-maintained .......................................................     3

11.09.     After-tax Savings Account ..................................................     3

11.10.     Age ........................................................................     3

11.11.     Agreement ..................................................................     3

11.12.     Allocation Period ..........................................................     3

11.13.     Alternate Administrator ....................................................     3

11.14.     Annual Addition ............................................................     3

11.15.     Assignment or Alienation ...................................................     4

11.16.     Associate ..................................................................     5

11.17.     Associated Plan ............................................................     5

11.18.     Basic Contribution .........................................................     5

11.19.     Beneficiary or Beneficiaries ...............................................     5

11.20.     Board or Board of Directors ................................................     5

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990


11.21.     Closing Date ...............................................................     6

11.22.     Code .......................................................................     6

11.23.     Compensation ...............................................................     6

11.24.     Compensation-adjustment Election ...........................................     7

11.25.     Continuing Directors .......................................................     7

11.26.     Contract ...................................................................     7

11.27.     Control, Controlling .......................................................     8

11.28.     Control Affiliate ..........................................................     8

11.29.     Covered Employee ...........................................................     8

11.30.     Defined Benefit Plan .......................................................     8

11.31.     Defined Contribution Plan ..................................................     8

11.32.     Disability .................................................................     8

11.33.     Early Retirement ...........................................................     8

11.34.     Earnings ...................................................................     9

11.35.     Effective Date .............................................................     9

11.36.     EIAP .......................................................................     9

11.37.     Elective Deferral ..........................................................     9

11.38.     Elective Deferral Earnings Factor ..........................................     9

11.39.     Eligible Employee ..........................................................     9

11.40.     Eligible Individual Account Plan ...........................................    10

11.41.     Employee ...................................................................    10

11.42.     Employee Contribution ......................................................    10

11.43.     Employee Contribution Account ..............................................    10

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990


11.44.     Employer ...................................................................    10

11.45.     Employer Contribution Account ..............................................    10

11.46.     Employer-designated Suspense Account .......................................    11

11.47.     Employer ERISA Security ....................................................    11

11.48.     Employer-maintained ........................................................    11

11.49.     Employer Real Property .....................................................    11

11.50.     Employer Security ..........................................................    11

11.51.     Employer Stock .............................................................    11

11.52.     Employer Stock Fund ........................................................    11

11.53.     Entry Date .................................................................    11

11.54.     ERISA ......................................................................    12

11.55.     ERISA Affiliate ............................................................    12

11.56.     ERISA Security .............................................................    12

11.57.     Excess-benefit Plan ........................................................    12

11.58.     Fiduciary ..................................................................    12

11.59.     Financial Trigger Event ....................................................    13

11.60.     First-tier Trigger Event ...................................................    14

11.61.     Fiscal Year ................................................................    14

11.62.     Forfeiture, Forfeit ........................................................    14

11.63.     Fund and Trust Fund ........................................................    15

11.64.     General Accounts ...........................................................    15

11.65.     Hour of Service ............................................................    15

11.66.     Insurer ....................................................................    15

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990


11.67.     Interested Person or Interested Party ......................................    15

11.68.     Internal Reserve ...........................................................    15

11.69.     Introduction ...............................................................    15

11.70.     Investment Committee .......................................................    15

11.71.     Investment Fund ............................................................    15

11.72.     Investment Manner ..........................................................    16

11.73.     Involuntary Cash-out .......................................................    16

11.74.     Leave of Absence ...........................................................    16

11.75.     Limited Addition ...........................................................    17

11.76.     Limited Additions Earnings Factor ..........................................    17

11.77.     Limited Benefit ............................................................    17

11.78.     Majority-owned Subsidiary ..................................................    17

11.79.     Mandatory Contributions ....................................................    17

11.80.     Matching Contribution ......................................................    18

11.81.     Maximum Annual Addition ....................................................    18

11.82.     Maximum Election Amount ....................................................    18

11.83.     Maximum Election Percentage ................................................    18

11.84.     Minimum Election Amount ....................................................    18

11.85.     Minimum Election Percentage ................................................    18

11.86.     Named Account ..............................................................    19

11.87.     Named Fiduciary ............................................................    19

11.88.     Nonforfeitable .............................................................    19

11.89.     Nonqualified Pension Plan ..................................................    19

11.90.     Normal Retirement Age ......................................................    19

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990


11.91.     Parent .....................................................................    20

11.92.     Participant ................................................................    20

11.93.     Participant Contributions ..................................................    20

11.94.     Party in Interest ..........................................................    20

11.95.     Pension Plan ...............................................................    21

11.96.     Person .....................................................................    22

11.97.     Phantom Investments ........................................................    22

11.98.     Plan .......................................................................    22

11.99.     Plan Asset .................................................................    22

11.100.    Plan Committee .............................................................    23

11.101.    Plan Contract ..............................................................    23

11.102.    Plan Liability Account .....................................................    23

11.103.    Plan Year ..................................................................    23

11.104.    Pre-tax Savings Account ....................................................    23

11.105.    Profit .....................................................................    23

11.106.    Profit-sharing Plan ........................................................    23

11.107.    Program of Allocations .....................................................    24

11.108.    Qualified Plan or Qualified Trust ..........................................    24

11.109.    Qualifying, Employer Real Property .........................................    24

11.110.    Qualifying Employer Security ...............................................    24

11.111.    Related Entity .............................................................    24

11.112.    Related Entity-maintained ..................................................    24

11.113.    Relative ...................................................................    24

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990


11.114.    Restoration Event ..........................................................    25

11.115.    Restricted Participant .....................................................    25

11.116.    Retire Retires .............................................................    25

11.117.    Retirement .................................................................    25

11.118.    Second-tier Trigger Event ..................................................    25

11.119.    Security ...................................................................    27

11.120.    Segregated Amounts .........................................................    27

11.121.    Separation, Separation from Service ........................................    27

11.122.    Service ....................................................................    27

11.123.    Special Trustee ............................................................    27

11.124.    Sponsor ....................................................................    27

11.125.    Sponsor-maintained .........................................................    28

11.126.    Sponsor's Designee .........................................................    28

11.127.    Spouse .....................................................................    28

11.128.    Subsidiary .................................................................    28

11.129.    Supplemental Account .......................................................    28

11.130.    Supplemental Earnings Factor ...............................................    28

11.131.    Surviving Spouse ...........................................................    28

11.132.    Suspense Account ...........................................................    28

11.133.    Suspension Period ..........................................................    29

11.134.    Trigger Event ..............................................................    29

11.135.    Trust, Trust Fund , and Fund ...............................................    29

11.136.    Trust Agreement ............................................................    29

11.137.    Trustee ....................................................................    29



                                     -xviii-

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990


11.138.    Unrestricted Participant ...................................................    30

11.139.    Valuation Date .............................................................    30

11.140.    Voluntary Contribution .....................................................    30

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Introduction

United Virginia Bankshares Incorporated, which became Crestar Financial Corporation (the "Sponsor"), adopted an Excess-benefit Plan, effective for 1983, which plan was amended and restated as the Crestar Financial Corporation Excess Benefit Plan (the "Plan") effective January 1, 1989 (the "Effective Date") and is again amended and restated as it appears in this document, effective December 26, 1990. Crestar Financial Corporation intends to cause the Plan to be maintained as a Defined Contribution Plan according to section 3(34) of the Employee Retirement Income Security Act of 1974 (excluding that Act's title 11, TRISX) and as an Excess-benefit Plan according to ERISA section 3(36). Crestar Financial Corporation intends that the Plan might have assets (in which event, it is not to be classified as an unfunded Excess-benefit Plan according to ERISA section 4(b)(5)). When this Plan has assets, Crestar Financial Corporation intends to have this Plan's assets maintained for the sole and exclusive purposes of defraying reasonable expenses of administering the Plan and providing benefits to qualifying Employees (and their Beneficiaries) of the Sponsor and related Employers (the "Employers").

The Employers' intent and purpose in causing this Plan to be maintained is to provide benefits for certain Employees in excess of the limitations on contributions and benefits imposed by section 415 of the Internal Revenue Code of 1986 (the "Code"). An Employee cannot become a Participant in this Plan unless he has accrued a benefit under an Employer-maintained plan that satisfies the provisions of Code section 401(a) (a "Qualified Plan"), which benefit at some time has been equal to that Employee's maximum allowance under Code section 415(b), 415(c), or 415(e). The Sponsor has adopted the Plan as a Profit-sharing Plan, a plan of deferred compensation with potential Employer contributions based on the Employers' profits.

Investments

The Sponsor may choose to encourage Participants to be involved in the investment of their Plan accounts or benefit entitlements; when that happens, the Sponsor intends to permit Participants to direct the investment of their Plan accounts or benefit entitlements into one or more funds, possibly including a fund consisting of the Sponsor's stock.


                                 Introduction-1

Compliance Intended

The Sponsor intends through this Plan in this document to maintain a plan that satisfies the provisions of ERISA section 3(34) and ERISA section 3(36) to which Employer contributions are deductible. The Sponsor intends that the Plan will comply fully with all other applicable statutes and regulations governing wages, compensation, and fringe employment benefits. All questions arising in the construction and administration of this Plan must be resolved accordingly.

Definitions

Any word in this document with an initial capital not expected by ordinary capitalization rules is a defined term. Definitions not found in the Plan are in ERISA and regulations promulgated pursuant to ERISA (but the terms of the statute prevail over any regulations) or in the Code and regulations promulgated pursuant to the Code (but the terms of the statute prevail over any regulations).

Governing Law, Construction

For construction, one gender includes all and the singular and plural include each other. This Plan is construed, administered, and governed in all respects under and by the laws of Virginia, except to the extent that the laws of the United States of America have superseded those state laws. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the Plan provisions.


                                 Introduction-2

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Article 1--General

1.01.   Plan Creates No Separate Rights

        (a)     Rights only by statute.

                The creation, continuation, or change of the Plan, any Associated Plan, any Plan Contract, any Trust Agreement, the Trust Fund (or any fund, account, or trust), or any payment does not give a person a non-statutory legal or equitable right against

                (1)     the Sponsor or any other Employer;

                (2)     any officer, agent, or other employee of any Employer

                (3)     any Trustee or any co-Trustee; or

                (4) the Administrator, any Administrator-member, any other Plan Committee, member of a Plan Committee, or other Fiduciary.

                Unless the law or this Plan explicitly provides otherwise, rights under any Associated Plan or under any other Employer-maintained employee-benefit plan (for example, benefits upon an Employee's death, retirement, or other termination) do not create any rights under this Plan to benefits or continued participation under this Plan. The fact that an individual is eligible to receive benefits under this Plan does not create any rights under any Associated Plan or under any other Employer-maintained employee-benefit plan unless that plan or the law explicitly provides otherwise.

        (b)     No employment rights.

                The Plan, any Associated Plan, any Plan Contract, any Trust Agreement, and any Trust Fund do not modify the terms of an Employee's or a Participant's employment, except according to the provisions of those documents; create no employment rights and are not employment contracts between an Employer and any Employee. The Plan is not an inducement for anyone's employment or continued employment.

1.02.   Delegation of Authority

        (a)     Sponsor.

                The Sponsor's acts may be accomplished by the Sponsor's Designee or by any other person with authorization from the Sponsor's Board. Acts by the Sponsor's Designee are acts of the Sponsor and not acts of an independent entity.

        (b)     Other Employers.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Acts of an Employer other than the Sponsor may be accomplished by any person with authorization from that Employer's Board.

        (c)     Administrator's Rules.

                Subject to limitations in this Plan, the Sponsor's Designee or the Administrator may create and publish original, additional, or revised Administrator's Rules if that action is consistent with the Plan's provisions; but the Administrator's Rules may not change the Sponsor's or any other Employer's obligations under the Plan (including contribution obligations). The Sponsor's Designee may amend or eliminate an Administrator's Rules provision created or revised by the Administrator.

1.03.   Limitation of Liability

        (a)     Section governs.

                A Fiduciary is not subject to suit or liability in connection with this Plan or any Trust Agreement or their operation, except according to this section.

        (b)     Individual liability.

                A single-person Administrator, a Plan Committee, each member of any Plan Committee, each Trustee, each co-Trustee, and any person employed by an Employer is liable for that person's own acts or omissions.

        (c)     Co-Fiduciary liability.

                A single-person Administrator, a Plan Committee, each member of any Plan Committee, each Trustee, each co-Trustee, or any person employed by an Employer is not liable for the acts or omissions of another without knowing participation in the acts or omissions, except by action to conceal an action or omission of another while knowing the act or omission is a breach, or by a failure to properly perform duties that enables the breach to occur, or with knowledge of the breach, failure to make reasonable efforts to remedy the breach.

        (d)     Co-Trustee relationship.

                One Trustee or co-Trustee must use reasonable care to prevent another from committing a breach; but all Trustees and co-Trustees need not jointly manage or control any Plan Assets to the extent that specific duties have been allocated among them in this Plan or the Trust Agreements. A Trustee or co-Trustee is not liable for actions or omissions when following the specific directions of the Sponsor's Designee, the Administrator, a Plan Committee, or a duly authorized and appointed Investment Manager unless such directions are improper on their face. If an Investment

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Manager has been properly appointed, subject to subsection (c), a Trustee or co-Trustee is not liable for the acts of the Investment Manager and does not have any investment responsibility for assets under the management of the Investment Manager.

        (e)     Allocating and delegating.

                A Fiduciary is not liable for the actions of another to whom responsibility has been allocated or delegated according to this Plan and the Trust Agreements, unless-as the allocating or delegating Fiduciary-it was imprudent in making the allocation or delegation or in continuing the allocation or delegation, except that a Fiduciary may be liable according to subsections
                (c) and (d).

        (f)     Release.

                Each Employee releases each single-person Administrator, each Plan Committee, all members of any Plan Committee, each Trustee, each co-Trustee, each Employer, all officers and agents of each Employer, and all agents of Fiduciaries from any and all liability or obligation, to the extent release is consistent with the provisions of this section.

1.04.   Legal Action

        Except as explicitly permitted by statute, the Administrator, each appropriate Plan Committee, each appropriate Trustee or co-Trustee, each appropriate other Fiduciary, and the Sponsor are the only necessary parties to any action or proceeding that involves the Plan, any Trust Agreement, any property held as part of a Trust Fund or another funding vehicle (including a Plan Contract) under the Plan or that involves the administration of the Plan, an Associated Plan, a Trust Fund, or another funding vehicle (including a Plan Contract) under the Plan. No Employee or former Employee or a Beneficiary or any person having or claiming to have an interest in a Trust Fund, in another funding vehicle (including a Plan Contract) under the Plan, or under an Associated Plan is entitled to notice of process. A final judgment that is not appealable for any reason (including the passage of time) and that is entered in an action or proceeding involving this Plan is binding and conclusive on the parties to this Plan and all persons having or claiming to have any interest in a Trust Fund, in another funding vehicle (including a Plan Contract) maintained for this Plan, or under the Plan.

1.05.   Benefits Supported Only by Plan Assets and Sponsor

        Except as otherwise provided by statute, a person having any claim under the Plan in excess of the Plan Assets must look solely to the assets of the

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        Sponsor for satisfaction (the Sponsor is entitled to contribution from each Employer as the Employers' respective liabilities are determined by the Sponsor). This Plan's lettered exhibits, as described in the Plan article 2 subsection entitled "Benefit exhibits" (see Plan section 2.05(c)), each may identify one or more sources from which the Accrued Benefit (or the related Plan Liability Account) described in that exhibit may be satisfied or must not be satisfied (including reductions or offsets caused by payments from an Associated Plan or a Welfare
        Plan). Except to the extent limited by one of this Plan's lettered exhibits, a Participant's right to benefits or other satisfaction from this Plan is reduced by identifiable payments (i.e., payments identified by the Sponsor's Designee as payments in lieu of payments under this
        Plan) directly from the Sponsor and other Employers and by such identified payments under an Associated Plan or a Welfare Plan.

1.06.   Administration Standards

        To administer this Plan, the Administrator enjoys discretion to the extent that this Plan, any relevant Plan Contract, and any Trust Agreement do not specifically limit that discretion. The Administrator especially may permit discrimination in favor of or against the Employees who are officers, shareholders, or highly compensated.

1.07.   Plan Sponsor and Other Employers

        (a)     Sponsor.

                This Plan's Sponsor is Crestar Financial Corporation, a Virginia corporation.

        (b)     Other Employers.

                This Plan is designed to allow the Sponsor's Related Entities to participate. At any time after this Plan's Effective Date, the Employers identified on the current roster of Employers (an exhibit to this Plan) are the Employers; if there is no roster, the Sponsor is the only Employer.

1.08.   Method of Participation

        With the Sponsor's Board's approval, any Related Entity of the Sponsor may take appropriate action through its Board to become a party to the Plan as an Employer. To become an Employer, the Related Entity must adopt this Plan as a Pension Plan for its employees. If this Plan has a Trust Fund, a Related Entity that is not named in this Plan document and that becomes an Employer must promptly deliver to each Trustee or co-Trustee designated by the Sponsor a copy of the resolutions or other documents evidencing its adoption

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        of this Plan according to this Plan document, and also a written instrument showing the Sponsor's Board's approval of the adopting entity's status as a party to the Plan and an Employer.

1.09.   Withdrawal by Employer

        (a)     Notice.

                An Employer may withdraw from the Plan (no longer maintain the Plan as to its Employees or former, Employees) at any time, except during a Suspension Period, upon the Sponsor's approval.

        (b)     Division of Plan Assets.

                If there are Plan Assets, upon receipt of the Sponsor's approval of an Employer's notice of withdrawal, the Administrator must determine for the appropriate Insurers, Trustees, or co-Trustees the withdrawing Employer's Participants' equitable share of Plan Assets, whether or not held in the Trust Fund. The Administrator may rely conclusively on the determination made by the counsel and advisors then employed on behalf of the Plan. Each Insurer, Trustee, and co-Trustee must then set aside from the portion of the Plan Assets within its control such securities and other property as each deems, in its sole discretion, to be equal in value to that amount directed by the Administrator. If the Plan is to be terminated as to the withdrawing Employer, then the amount set aside must be dealt with according to the Plan's provisions about termination and Employers' successor ownership. If the Plan is not to be terminated as to the withdrawing Employer, then each Insurer, Trustee, and co-Trustee must either transfer the assets set aside to another trust governed by an agreement between a Trustee or co-Trustees and the withdrawing Employer or to a successor trustee or to another Insurer, according to the Administrator's directions; and the Sponsor must instruct the Administrator according to this Plan's provisions on Plan Asset transfers.

        (c)     No prohibited purpose.

                The segregation of Plan Assets upon an Employer's withdrawal or the execution of a new contract or of a new agreement and declaration of trust pursuant to any of the provisions of this Plan section must not operate to permit any part of any Plan Assets (principal or income) to inure to the benefit of any Employer or to be held other than for the exclusive purposes of providing benefits to Employees, Participants, and Beneficiaries and defraying reasonable expenses of administering the Plan, except as allowed in this Plan's provisions on amendment, termination, and Plan mergers or asset transfers.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

1.10.   Tax Year

        Although the Employers may each have a different tax year (an Employer's own tax year is the determinative tax year for that entity for all purposes unique to that entity), the Plan Year is the fiscal year on which this Plan's records are kept.

1.11.   Suspension Periods

        This Plan article 1 and other articles in this Plan reserve to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of the Sponsor's Designee in this Plan article 1 or in any other Plan article in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Article 2--Participation

2.01.   Conditions of Participation

        (a)     Special participation rule.

                An Employee is a Participant in this Plan, as amended and restated in this document, as of December 26, 1990 (this document's effective date), if he was a Participant in the Plan (according to this Plan before its amendment and restatement as reflected in this document) as of December 25, 1990 (the day before that effective date).

        (b)     Beginning participation.

                Except according to subsection (a), an Employee may not begin participation in this Plan or continue as an Active Participant while he is not a Covered Employee. An Eligible Employee begins participation in this Plan on his Entry Date. Except for Participants described in subsection (a), a Participant's Entry Date is the earlier of two dates that occurs no earlier than December 26, 1990 (this document's effective date), and that occurs no earlier than the date on which he becomes an Eligible
                Employee:

                (1)     the first day of a Plan Year (a January 1); or

                (2)     the date set by the Sponsor's Designee.

                If an Eligible Employee is absent on his Entry Date because he is Separated from Service, his participation in this Plan begins immediately upon his reemployment (the day that he receives credit for an Hour of Service for the performance of duties) as a Covered Employee. If an Eligible Employee is absent on his Entry Date for reasons other than a Separation from Service (for example, vacation, sickness, disability, Leave of Absence, or layoff), his participation in this Plan begins no later than the day on which he returns to work and is credited with an Hour of Service for the performance of duties as a Covered Employee, effective as of the date that would have been his Entry Date.

2.02.   Employment and Eligibility Status Changes

        (a)     Changing to non-Covered Employee.

                If a Participant does not Separate from Service but is no longer a Covered Employee because of a job change or some other event, he ceases to be a Covered Employee and an Active Participant at the end of the pay period in which that job change or other event occurs.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        (b)     Changing to Covered Employee.

                If an Employee becomes a Covered Employee due to a change in his employment status (for example, because of a job change or some other event), and if the Sponsor's Designee does not establish another date for that Employee, his status as a Covered Employee begins on the date that is the end of the pay period in which his status changes or that other event occurs.

2.03.   Renewed Participation

        A Participant who ceases to participate in the Plan, as described in the Plan subsection entitled "Participants, Active Participants" (see Plan section 2.05(d)), may again become a Participant only according to the Plan section entitled "Conditions of Participation" (see Plan section 2.01) or according to the Plan subsection entitled "Changing to Covered Employee" (see Plan section 2.02(b)).

2.04.   Determination of Eligibility

        The Administrator must determine each person's eligibility for participation in the Plan. All good-faith determinations by the Administrator are conclusive and binding on all persons for the Plan Year in question, and there is no right of appeal except for claims, as provided in this Plan.

2.05.   Enrollment

        (a)     Application.

                An application to participate is not required, but each Employee and Participant must correctly disclose all requested information necessary for the Administrator to administer this Plan properly.

        (b)     Acknowledgment.

                In any claim form or similar instrument adopted by the Administrator, as a condition of receiving Plan benefits, an Employee or a Beneficiary may be required to acknowledge the existence of and the terms and conditions in the Plan and any Trust Agreements and that copies of the Plan and any Trust Agreements have been made available to him. The Administrator may require an Employee or a Beneficiary to agree to abide by the terms and conditions of this Plan and any Trust Agreements.

        (c)     Benefit exhibits.

                This Plan's categories of benefits or detailed Account (and Plan Liability Account) balances may vary widely among Participants. To accommodate

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                such individualized benefit arrangements, the Sponsor's Designee and the Administrator are authorized to create and maintain individualized or group benefit arrangements described in the Plan's lettered exhibits. Each lettered exhibit provides the specific requirements for a Participant to be eligible for Accrued Benefits described in that exhibit. A Participant is not automatically entitled to Accrued Benefits from each exhibit and is entitled to Accrued Benefits only according to the provisions of the lettered Plan exhibits describing this Plan's Accounts and Plan Liability Accounts.

        (d)     Participants, Active Participants.

                A Participant in this Plan is either an Active Participant or a Participant with an Accrued Benefit (calculated as if his Plan Liability Accounts had been eliminated by contributions) that has not yet been distributed or consumed, been cancelled, or otherwise been satisfied. Except for an Active Participant, who is a Covered Employee, an individual who is not identified in at least one of this Plan's lettered exhibits is not a Participant. An individual who is not a Covered Employee but who has been an Active Participant and who accumulated Accrued Benefits (calculated as if his Plan Liability Accounts had been eliminated by contributions) that are undistributed or otherwise unconsumed, uncancelled, and unsatisfied is a Participant but not an Active Participant. A Participant who is still a Covered Employee is an Active Participant even if he has no Accrued Benefits (calculated as if his Plan Liability Accounts had been eliminated by contributions) and is not identified in any of this Plan's lettered exhibits describing Accounts.

2.06.   Certification of Participation

        As requested by the Employers, the Administrator must give each Employer a list of Employees who became Participants since the last list was given. As requested by an Employer after any Plan Year, the Administrator must give that Employer a list of Employees who were Active Participants for that Plan Year.

2.07.   Suspension Periods

        This Plan article 2 and other articles in this Plan reserve to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of the Sponsor's Designee in this Plan article 2 or in any other Plan article in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Article 3--Contributions

3.01.   Suspension Periods

        This Plan article 3 reserves to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of the Sponsor's Designee in this Plan article 3 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

3.02.   General Provisions on Employer Contributions

        (a)     Section is primary.

                This Plan's provisions on Employer contributions are all subject to the provisions of this section and to the provisions of any Administrator's Rules authorized by this section. Unless this Plan has a Trust Fund, all Employer contributions described in this Plan are made in the form of benefit payments due according to the Plan. Even if this Plan has a Trust Fund, any Employer contributions required by this Plan may be made in the form of benefit payments due according to the Plan.

        (b)     Qualification intended.

                The Employers intend that the Plan will always qualify as a Defined Contribution Plan under ERISA section 3(34), as an Excess-benefit Plan under ERISA section 3(36), and as an EIAP. The Employers also intend that the Plan or any part of the Plan will never be a Defined Benefit Plan or a successor plan (according to ERISA section 4021(a)).

        (c)     Questioned qualification.

                If the Plan as reflected in this document (including any Administrator's Rules) does not qualify as an Excess-benefit Plan that is a Defined Contribution Plan under ERISA section 3(34), or if the Plan is determined to be a successor plan (according to ERISA section 4021(a)), or if the Department of Labor or the Pension Benefit Guaranty Corporation conditions favorable opinions about the Plan on amendments, caveats, or conditions not acceptable to the Sponsor, then the Sponsor, at its option, may either amend this Plan or revoke and annul any amendment in any manner deemed advisable to effect a favorable determination or opinion, or the Sponsor may withdraw its sponsorship and terminate the Plan. On a termination according to this subsection, all contributions made by the Employers after the effective date of any document causing a qualification failure must be returned to the contributor by any non-Participant person

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                holding those contributions. To the extent possible, contributions returned according to this subsection must be returned in the form in which they are held (that is, in kind). To the extent that contributions cannot be returned in kind, the adjusted value must be returned so that the contributor enjoys the risks and rewards from the investments.

        (d)     Pension Benefit Guaranty Corporation determination.

                Despite any provisions of this Plan to the contrary, a Participant or Beneficiary has no right or claim to any Plan Asset relating to any benefit under the Plan accruing during a period for which the Pension Benefit Guaranty Corporation determines that the Plan is a successor plan (according to ERISA section 4021(a)).

        (e)     Deductions intended.

                Each of the next two sentences of this subsection applies to all Employer contributions under this Plan, except for any contribution for which the contributing Employer stipulates otherwise when that contribution is made. The Employers intend that all of their contributions under this Plan be deductible under Code section 404(a)(5). If any deduction for any Employer contribution that is intended to be deductible under Code section 404(a)(5) is not allowed in whole or in part, then that disallowed portion must be returned to the contributor, unless that disallowance is caused by Code section 280G(a) or by a change in the Code after this document's Effective Date. Any repayment under this subsection must be made no later than one year after the disallowance. For purposes of this subsection, the disallowance may be by the opinion of any court whose decision has become final or by any disallowance asserted by the Internal Revenue Service to which the Sponsor agrees.

        (f)     Mistake of fact.

                This subsection applies to all Employer contributions under this Plan unless at the time of the contribution the contributing Employer stipulates that the contribution is not subject to this subsection. If any contribution is made by an Employer because of a mistake of fact, then the portion of the contribution due to the mistake of fact must be returned to the contributor. The repayment must be made no later than one year after the contribution.

        (g)     Exclusive purpose.

                Except as provided in this Plan section, Employer contributions to any Trust Fund or to an Insurer for a Contract are irrevocable. Plan Assets must not inure to the benefit of any Employer and must be held for the exclusive purposes of providing benefits to Participants and their

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Beneficiaries and for defraying reasonable expenses of administering the Plan.

        (h)     Determining contributions.

                Except for Employer contributions to a Trust Fund or to an Insurer for a Contract, the Administrator must determine the amount of any Employer contributions due under the terms of this Plan. Each Employer must determine the amount of any of its contributions to any Trust Fund or to any Insurer for a Contract under the terms of this Plan. To facilitate determinations, the Sponsor's Designee may set a uniform determination date, and each Employer may rely on its own estimate as of that date of applicable remuneration for Participants, profit and asset data, and of the amounts it might contribute. Each Employer's determination of its contributions is binding on all Participants, the Administrator, and the contributor.

        (i)     Contributing.

                No person is required to collect Employer contributions. Contributions in the form of benefit payments required by the Administrator to satisfy Plan benefit entitlements that are due must be made when the Administrator directs; otherwise, each Employer may cause its contributions to be paid in installments and on the dates it elects. If requested by the Administrator or another Employer, a contributing Employer must indicate the Plan Year for which a contribution is to be attributable.

        (j)     Cash or proper1y.

                Except as restricted by the terms of the Plan (including any Administrator's Rules) and except as prohibited (without administrative exemption) by law, Employer contributions may be in cash or any other property.

        (k)     No Profit required.

                An Employer may contribute amounts to this Plan in excess of its Profit.

        (l)     Administrator's discretion.

                The Administrator may exercise its discretion in implementing any Employer-contribution provision in this Plan article 3 or in any Administrator's Rules if that exercise of discretion does not violate any of the other provisions in this article.

        (m)     Administrator's Rules.

                With the Sponsor's Designee's consent, the Administrator may create and publish original, additional, or revised Administrator's Rules governing any

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Participant or Beneficiary elections, Employee Contributions, and any Internal Reserve if that action is consistent with subsection (1) and does not change an Employer's obligation to contribute. Specifically, the Administrator may change any Elective Deferral allowances by an announcement.

3.03.   General Provisions on Employee Contributions

        (a)     Limited effect of section.

                This Plan section's provisions are not effective until made effective by affirmative action of the Administrator after advice and consent from the Sponsor's Designee. Therefore, each of this Plan section's remaining subsections is inoperative until the Administrator announces that it is fully effective.

        (b)     Section is primary.

                This Plan's provisions on Employee Contributions are all subject to the provisions of this section and to the provisions of any Administrator's Rules that are not inconsistent with this section. The Administrator or the Sponsor's Designee may create and publish original, additional, or revised Administrator's Rules at any time to administer this section, including provisions governing Employee Contributions and Participant elections. (See Plan section 3.02(m) entitled "Administrator's Rules" for similar authorization to the Administrator.)

        (c)     Payroll deduction.

                To the extent that any Administrator's Rules allow it, Participants may contribute according to this Plan by payroll deduction. A Participant may execute a form satisfactory to his Employer and the Administrator, electing to contribute (after tax) a specific amount for each pay period or for any identifiable time when Earnings otherwise would have been received. A Participant's allowed contribution will be deducted by that Participant's Employer from the Participant's Earnings each pay period, until the Participant's total contributions under this section for any period equal the maximum allowed according to this Plan or, if earlier, until the Participant changes or revokes his election according to this Plan's provisions and any Administrator's Rules. A Participant's change or revocation of his election must be by written notice to his Employers and the Administrator.

        (d)     Not Payroll deduction.

                To the extent that any Administrator's Rules permit, in addition to or instead of the Employee Contributions withheld according to subsection

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                (c), each Participant may make one contribution to the Administrator on each date set by the Administrator for contributions under this section.

        (e)     Contributions Nonforfeitable.

                Except to the extent announced or otherwise designated by the Sponsor's Designee (which may include announcements naming individuals or describing classes of Participants or portions of Accounts), a Participant's Accrued Benefit derived from his own Employee Contributions under this Plan is Nonforfeitable. On receipt by a Trustee or co-Trustee or by an Insurer, Employee Contributions under this Plan are Plan Assets and are allocated according to Plan article 4.

        (f)     Time for contributions.

                Absent contrary notice from an Insurer or a Trustee that is to receive the contributions or from co-Trustees or Insurers that are to receive the contributions, the Administrator may determine specified times for Employee Contributions. The Administrator must advise the Participants of the permitted times for contributions.

        (g)     Transfers by Employers.

                As soon as possible after each pay period, each Employer must pay a Trustee, a co-Trustee, or an Insurer (or a combination of Insurers, Trustee, or co-Trustees) all Employee Contributions withheld by it, advising the Trustee, co-Trustee, or Insurer and the Administrator of the respective amounts contributed by each Participant.

        (h)     Transfers by Administrator.

                As soon as possible after receipt of a Employee Contribution, the Administrator must transfer that contribution to a Trustee, co-Trustee, or an Insurer (or any combination of Insurers, Trustees, or co-Trustees) and, if necessary, advise each Trustee, co-Trustee, or Insurer of the source of the contribution.

        (i)     Allocation determines time of Accrued Benefit.

                A Participant's contributions under this Plan create or increase that Participant's Plan Liability Account when deducted from that Participant's pay or received by the Administrator, but those contributions do not become that Participant's Accrued Benefit until the date they are allocated to the Participant's After-tax Savings Account, simultaneously reducing his Plan Liability Account.

        (j)     Limitations relating to Securities and Employee Contribution
                Accounts.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                For any or all Employee Contribution Accounts, any Trustee (or any co-Trustee or group of co-Trustees, as to assets for which that co-Trustee or that group has exclusive responsibility) or the Sponsor's Designee may place certain limitations on investing in and disposing of some Securities to avoid the failure of the Plan and any Trust Fund to satisfy the Plan's intended status, as described in the Plan subsection entitled "Qualification intended" (see Plan section 3.02(b)), and to minimize potential problems with securities regulations.

        (k)     Mandatory Contributions.

                By written announcement, as to any benefits that have not become Nonforfeitable and any Employee who otherwise is or could be a Participant, the Sponsor's Designee may require Mandatory Contributions (of any percentage of the Participant's Compensation) as a condition of that individual's participation in this Plan or as a condition of that individual's eligibility for benefits attributable to allocations to any named Account. Mandatory Contributions required by the Sponsor's Designee's announcements need not be uniform, proportionate, or otherwise nondiscriminatory among Employees or Participants, and one Employee or Participant may have multiple Mandatory Contributions required (for example, one as to his Supplemental Account and another as to his Pre-tax Savings Account) according to announcements from the Sponsor's Designee.

3.04.   General Provisions on Elective Deferrals

        (a)     Section is primary.

                This Plan's provisions on Elective Deferrals are all subject to the provisions of this section and to the provisions of any Administrator's Rules that are not inconsistent with this section.

        (b)     Limited effect of section.

                This Plan section's provisions are not effective until made effective by affirmative action of the Administrator after advice and consent from the Sponsor's Designee. Therefore, each of this Plan section's remaining subsections is inoperative until the Administrator announces that it is fully effective. The Sponsor's Designee or the Administrator may create and publish original, additional, or revised Administrator's Rules at any time to administer this section, including provisions governing Elective Deferrals. (See Plan section 3.02(m) entitled "Administrator's Rules" for similar authorization to the Administrator.)

        (c)     Elective Deferral.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                To the extent that any Administrator's Rules allow it, a Participant may contribute according to this Plan by an Elective Deferral of Earnings. A Participant may execute a form satisfactory to his Employer and the Administrator, electing to defer (before tax) a specific or determinable amount for each pay period or for any identifiable time when Earnings otherwise would have been received. Except for Elective Deferrals pursuant to elections filed with the Administrator within thirty days after an Employee is first notified that he is a Participant, a Participant's election to defer Earnings that are attributable to services performed during any Plan Year must be accomplished by an election form filed with the Administrator and approved before the beginning of that Plan Year. A Participant's allowed regular-pay deferral must be deducted by that Participant's Employer from the Participant's Earnings each pay period, and special deferrals must reduce appropriate special payments, until the Participant's total Elective Deferrals under this section for any period equal the maximum allowed according to this Plan or, if earlier, until the Participant changes or revokes his election according to this Plan's provisions and any Administrator's Rules. A Participant's change or revocation of his election must be by written notice to his Employers and the Administrator.

        (d)     Contributions Nonforfeitable.

                To the extent announced or otherwise designated by the Sponsor's Designee (which may include announcements naming individuals or describing classes of Participants or portions of Accounts), a Participant's Accrued Benefit derived from his own Elective Deferrals under this Plan is Nonforfeitable.

        (e)     Transfers by Employers.

                According to the distribution provisions of Plan article 6, at the time for a Participant's distributions attributable to his Elective Deferrals, the Sponsor's Designee must cause each appropriate Employer to distribute Elective Deferrals withheld, advising the Administrator of the respective amounts contributed by each Participant.

        (f)     Allocation determines time of Accrued Benefit.

                A Participant's Elective Deferrals under this Plan create or increase that Participant's Plan Liability Account when deducted from that Participant's pay' but those contributions and deferrals do not become that Participant's Accrued Benefit until the date they are allocated to the Participant's Pre-tax Savings Account, simultaneously reducing his Plan Liability Account.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        (g)     Limitations relating to Securities and Employee Contribution

                Accounts. For any or all Employee Contribution Accounts, the Sponsor's Designee, on behalf of the Sponsor, may place certain limitations on investing in and disposing of some Securities to avoid the failure of the Plan to satisfy the Plan's intended status, as described in the Plan subsection entitled "Qualification intended" (see Plan section 3.02(b)), and to minimize potential problems with securities regulations.

3.05.   Cash and Non-cash Contributions

        (a)     Non-cash contributions allowed.

                Employers may contribute either cash or any non-cash property under this Plan. Except as restricted by any recipient of assets to provide Plan benefits or except as prohibited (without administrative exemption) by law, Employer contributions may be in cash or any other property. To the extent that Employee Contributions are required or allowed, this section applies to Employee Contributions that are not payroll deductions.

        (b)     Value of non-cash contributions.

                Each recipient of assets to provide Plan benefits who receives non-cash contributions must value all non-cash property contributed at its fair-market value (according to applicable regulations) on the actual date that it accepts the property.

        (c)     Specific forms allowed.

                Except as restricted according to the provisions of subsection
                (a), the following contributions are specifically permissible: stock, whether common or preferred, or options to purchase stock, whether common or preferred, of the Sponsor or an ERISA Affiliate; other Securities (including bonds, debentures, and secured notes) of the Sponsor or an ERISA Affiliate; interests or options to purchase other interests (including joint venture, partnership, or limited partnership interests) in ERISA Affiliates; personal property or Qualifying Employer Real Property or undivided interests in Qualifying Employer Real Property or personal property owned or used by the Sponsor or an ERISA Affiliate; any other property that may produce income to benefit the Participants or their Beneficiaries, whether such income production is by way of current income or by way of appreciation; insurance contracts on one or more Participants, including individually owned insurance policies that have been purchased for contribution purposes by an Employer from Participants or other owners; insurance contracts on the lives of officers, shareholders, or key personnel of the Sponsor or an ERISA Affiliate if the death of the insured could adversely affect the Participants (such as, but not limited to,

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                adverse effects on supplies, production, sales, ownership, or control of the Sponsor) in a foreseeable manner; as described in ERISA section 408(b)(4), deposits that bear a reasonable interest rate in a bank or similar financial institution, which bank or other institution must be supervised by the United States or a state if that bank or other institution is a Fiduciary; or cash.

3.06.   Compensation-adjustment Elections

        (a)     Limited effect of section.

                The provisions of this Plan section are not effective (and no Elective Deferrals are permitted) until the Sponsor's Designee so announces. The provisions of this Plan section are not effective for any period (and no Elective Deferrals may be effected for any period) for which the Sponsor's Designee so announces.

        (b)     Form.

                The Sponsor's Designee may adopt one or more
                Compensation-adjustment Election forms to be used by Employees according to this section. The Sponsor's Designee may revise any Compensation-adjustment Election form whenever it deems revision appropriate.

        (c)     Election.

                An Eligible Employee (as to Elective Deferrals) may submit an appropriate signed Compensation-adjustment Election form to the Administrator (or to a person designated by the Administrator) for any Plan Year (or for any shorter period that is used for any Elective Deferral) for which he wishes to defer any identifiable portion of his potential or expected Earnings. An individual's Compensation-adjustment Election form cannot be effective during any Plan Year that begins before the election is approved. An individual's Compensation-adjustment Election form cannot be effective during any Plan Year that ends before he is an Eligible Employee (as to Elective Deferrals), and it cannot be effective for any period during which the Employee is not an Active Participant. For purposes of the preceding sentence, a Participant-initiated modification (other than a cancellation or revocation) to a Compensation-adjustment Election form is treated as if it were a new election.

        (d)     Contents.

                An Employee's Compensation-adjustment Election form is not valid unless it indicates an amount or an identifiable portion of the Participant's potential or expected Earnings to be deferred within this Plan's

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                allowances, subject to the modifications of the Sponsor's Designee authorized in this section.

        (e)     Closing Dates.

                Each Plan Year has a Closing Date after which the Administrator is not required to accept Compensation-adjustment Elections and after which any submitted Compensation-adjustment Elections may not be changed (except as allowed under subsection (f) of this section). Each Plan Year's Closing Date is set and announced by the Sponsor's Designee. The Sponsor's Designee may set different Closing Dates for each Plan Year but must announce year-to-year changes in the Closing Dates. The Sponsor's Designee may provide a special Closing Date for an Employee whose initial or renewed participation does not fall on an Entry Date.

        (f)     Separate elections and continuing effect.

                The Sponsor's Designee may require a Participant to submit a separate Compensation-adjustment Election for each Plan Year or for any pay period. 'Me Sponsor's Designee may allow a Compensation-adjustment Election that covers special or irregular Earnings. The Sponsor's Designee may require a Participant to submit a separate Compensation-adjustment Election for each relevant portion of that individual's expected or potential Earnings that are not covered by an existing valid Compensation-adjustment Election. Subject to the contrary announcements by the Sponsor's Designee, however, a Compensation-adjustment Election has continuing effect from Plan Year to Plan Year and from pay period to pay period. The Sponsor's Designee may announce rules as to the times and frequency of revising a Compensation-adjustment Election. To the extent provided in Administrator's Rules that are consistent with this section's restrictions on cancellations or revocations, and with the consent of the Sponsor's Designee, a Participant may cancel his Compensation-adjustment Election.

        (g)     Limiting Compensation-adjustment Elections.

                By adopting and announcing relevant Administrator's Rules or amending any Administrator's Rules, the Sponsor's Designee or the Administrator may limit the number of Compensation-adjustment Elections that a Participant may submit for each Plan Year. The Administrator or the Sponsor's Designee may similarly limit amendments to Compensation-adjustment Elections and create or modify rules on a complete cancellation of a Compensation-adjustment Election. A Participant may use a Compensation-adjustment Election to elect to reduce his expected or potential Earnings by an amount between the

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Minimum Election Amount and the Maximum Election Amount. Until the effective time of an announcement by the Sponsor's Designee to the contrary, the Minimum Election Amount is zero and the Maximum Election Amount is zero. A Participant's failure to submit a Compensation-adjustment Election form has no effect on that Participant's status as a Participant for all other purposes under this Plan. The Sponsor's Designee may adjust, terminate, and restore the Participants' rights or any Participant's right to make Compensation-adjustment Elections by a similar announcement indicating minimum and maximum reduction allowances, including allowances that apply on an individual-Participant basis.

        (h)     Expanding election allowances.

                For any Plan Year or for any pay period that the Sponsor's Designee deems it to be administratively reasonable to do so, the Sponsor's Designee may so advise Participants and permit them to cause additions to their Elective Deferrals that vary from those otherwise allowed according to this Plan.

        (i)     Time election is effective.

                A Compensation-adjustment Election is effective after it is received and approved by the Sponsor's Designee (but never before the first day of the pay period that includes the Participant's Entry Date) and remains in effect until changed or cancelled (but not after the last day of the pay period in which the Participant ceases to be a Participant). Approval by the Sponsor's Designee of a Compensation-adjustment Election is indicated by communication of instructions to Employers or to any Insurer, Trustee, or co-Trustee according to this section. At any time before a Compensation-adjustment Election's Closing Date and before that Compensation-adjustment Election has been processed by the Sponsor's Designee to become immediately effective, it may be amended or revoked if the amendment or revocation is delivered in writing to the Sponsor's Designee. All such revocations become effective on delivery to the Sponsor's Designee. An amendment according to this subsection becomes effective at the same time and upon the same conditions as the initial Compensation-adjustment Election would have become effective.

        (j)     Modifications and rejections.

                The Sponsor's Designee may modify any Participant's Compensation-adjustment Election. The Sponsor's Designee also may reject entirely any Compensation-adjustment Election from any Participant.

        (k)     Instructions to Employers.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                For each Compensation-adjustment Election that is effected, the Sponsor's Designee must provide each Employer of the Participant whose expected or potential Earnings are to be adjusted with all information necessary to implement that Compensation-adjustment Election (as adjusted by the Administrator or the Sponsor). The Sponsor's Designee also must give instructions about future adjustments to each electing Participant's expected or potential Earnings for the Plan Year or to any Participant's expected or potential Earnings for any pay period; however, a Participant's unpaid Earnings for the Plan Year or for any period may not be reduced below zero. The Sponsor's Designee must determine the actual amount of each Participant's reduction to his Earnings attributable to his Compensation-adjustment Election for the Plan Year or for any pay period.

3.07.   Internal Reserve

        (a)     Limited effect of section.

                The provisions of this Plan section are not effective for any Plan Year unless the Sponsor's Designee announces that the provisions will apply for that Plan Year.

        (b)     Additions to Internal Reserve.

                The value of a Participant's reduction in his Earnings according to Compensation-adjustment Election forms approved by the Sponsor's Designee must be added to his Employer's Internal Reserve as of the date that the Participant would have received that amount as Earnings if he had not submitted a Compensation-adjustment Election form.

        (c)     Reductions of Internal Reserve.

                An Employer's Internal Reserve is reduced by the amount distributed or otherwise paid to a Participant in reduction of the Pre-tax Savings Account portion of his Plan Liability Account as of the date of the distribution or payment according to Plan article 6. Except as to any Associated Plan's account identified in the Administrator's Rules for this Plan section, an Employer's Internal Reserve is reduced also by the value of distributions or payments to Participants or on behalf of Participants from Pre-tax Savings Accounts under an Associated Plan.

        (d)     Directions relating to Internal Reserve.

                At any time after a Financial Trigger Event, the Administrator may direct distributions or other actions according to this subsection. If any Employer's Internal Reserve at the time determined by the Administrator has a remaining balance after the application of subsections (b) and (c) of

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                this section, the Administrator must determine the portion of that Internal Reserve balance that is attributable to each Participant for whom there has been an Elective Deferral. For each such Participant, the Administrator must direct the disposition of assets equal in value to the Employee's portion of the Internal Reserve. If it is consistent with the Participant's elections and not inconsistent with this Plan's provisions on distributions, the Administrator must direct that the Employer transfer assets either to the Participant or to an Insurer, Trustee, co-Trustee, or other person who will then hold those assets for that Participant's Plan benefits attributable to his Elective Deferrals; the Administrator must reduce that Employer's Internal Reserve by an equal amount.

3.08.   Basic Contribution

        (a)     Contribution calculated.

                To the extent necessary to satisfy each required distribution of Plan benefits not attributable to Matching Contributions, Basic Contributions are required at the time, according to Plan article 6, that a Participant is entitled to a distribution of Plan benefits not attributable to Matching Contributions. Basic Contributions are also required at the times and in the amounts directed by the Administrator according to subsection (b) and the Plan subsection entitled "Directions relating to Internal Reserve" (see Plan section 3.07(d)). The Basic Contribution from an Employer for a Plan Year or for any other pay period according to this subsection is determined by the Administrator according to the provisions of this Plan article 3 and any Administrator's Rules.

        (b)     Pre-termination contribution.

                Before this Plan terminates, except to the extent that all Participants consent to the contrary, the Sponsor must cause the Employers to contribute Basic Contributions equal to the value of all Plan Liability Accounts. Basic Contributions according to this subsection are required and are not made at any Employer's discretion. The Basic Contribution from an Employer according to this subsection is determined by the Administrator according to the provisions of this Plan article 3 and any Administrator's Rules. The Sponsor's Designee may direct that a Basic Contribution according to this subsection result in immediate distributions to Participants or that it be used as Plan Assets in a funding vehicle.

3.09.   Matching Contributions

        (a)     Matching Contributions.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Matching Contributions are not required and are made at each Employer's discretion. An Employer may announce its Matching Contribution for any period at any time. An Employer's Matching Contribution may be determined as an amount or a formula (for example, it may be equal to a percentage of the Basic Contribution caused by that Employer for or during that Plan Year or for or during a pay period; it may be based on an identifiable portion of the Plan benefit resulting from each Participant's Compensation-adjustment Election; or it may be a formula subject to per-Participant limitations).

        (b)     Designated Matching Contributions.

                The Sponsor's Designee may designate any part of any Employer's Matching Contribution (before or after allocation) as allocable only to a Suspense Account, as allocable to any Participant's Accounts (or any Account) or to any class or group of Participants' Accounts, to be distributed in reduction of Plan Liability Accounts on a Participant-by-Participant basis, or even as allocable on a Participant-by-Participant basis to Accounts in reduction of Plan Liability Accounts; otherwise, an Employer's Matching Contribution is allocable only to the Participants' Supplemental Accounts. To the extent of the Employers' Matching Contributions that are not designated as allocable other than to Supplemental Accounts, the Sponsor's Designee may designate any part of any Employer's Matching Contribution (before or after allocation) as allocable on a Participant-by-Participant basis or any other basis; otherwise, an Employer's Matching Contribution that is allocable to Supplemental Accounts is allocated to the Supplemental Accounts of all Active Participants according to the provisions of Plan article 4.

3.10.   Plan Liability Account Increases.

        (a)     Excess benefits.

                An Active Participant's Plan Liability Account must be increased at the same time and in the same amount as the Participant's Limited Benefits and Limited Additions increase. For purposes of this subsection, as of the end of each Plan Year, the total of such increases attributable to a Participant's Limited Benefits is equal to the present value (as determined by the Administrator in the Administrator's complete discretion) of all Limited Benefits to which that Participant would have been entitled but for payments in satisfaction of those Limited Benefits.

        (b)     Excess benefit earnings.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                The portion of each Participant's Plan Liability Account attributable to increases according to the preceding subsection derived from Limited Additions must be increased as of each Valuation Date by the Limited Additions Earnings Factor for that Participant.

        (c)     Supplemental.

                Any supplemental portion of each Participant's Plan Liability Account may be increased at any time and in any amount by the Sponsor's Designee; it may be automatically increased as of each Valuation Date by any earnings factor stipulated by the Sponsor's Designee for that Participant.

        (d)     Ordering

                A Participant's Plan Liability Account is never less than the total for that Participant of the present value of each Limited Benefit (calculated under each Qualified Plan separately) from the Employer's Qualified Plans (current and terminated) plus the total of all Limited Additions from the Employers' Qualified Plans (current and terminated), but always determined after considering Plan Liability Account reductions according to this Plan attributable to benefit payments or other similar actions. Unless otherwise provided in this Plan, benefit payments and other actions that reduce a Participant's Plan Liability Account are deemed first to have been in satisfaction of that Participant's Limited Benefits.

        (e)     Elective Deferrals.

                The Pre-tax Savings Account portion of each Participant's Plan Liability Account must be increased at the same time and in the same amount as the required increase in the Employers' Internal Reserve attributable to Elective Deferrals, as provided in the Plan subsection entitled "Additions to Internal Reserve" (see Plan section 3.07(b)).

        (f)     Elective Deferral earnings.

                The Pre-tax Savings Account portion of each Participant's Plan Liability Account must be increased as of each Valuation Date by the Elective Deferral Earnings Factor for that Participant.

3.11.   Transfers

        Transfer Contributions, which are transfers of assets or liabilities or transfers of assets and liabilities (for example, Transfer Contributions could be accomplished by transfers of assets or liabilities similar to the manner described in ERISA section 208) or benefit payments that have an identical effect, may be caused or allowed by the Sponsor's Designee (or the Fiduciary exercising the Sponsor's power under Plan article 8 during a Suspension

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        Period) according to this Plan and according to any Administrator's Rules. A transfer that is from another Sponsor-maintained Pension Plan that authorizes a transfer of assets to this Plan and that is according to the terms of that other Sponsor-maintained Pension Plan is deemed to be caused or allowed by the Sponsor's Designee according to this section. Unless the Sponsor's Designee has agreed in writing, however, the Administrator may not accept or allow Transfer Contributions that will cause any portion of this Plan to become a plan to which ERISA section 205 applies. To the extent that such a Transfer Contribution occurs, the Administrator must create or revise Plan provisions or Administrator's Rules to cause compliance with ERISA section 205 and related provisions. The Sponsor's Designee must also indicate the extent to which Transfer Contributions permissible under this subsection are to be treated as Transfer Contributions or as other contributions described in this Plan.

3.12.   Voluntary Contributions

        (a) Voluntary Contributions subject to Sponsor's Designee announcement.

                According to authorizing action of the Sponsor's Designee with appropriate notice to the Interested Parties, Participants may make Voluntary Contributions after a date announced by the Sponsor's Designee and according to this section and any Administrator's Rules. The Sponsor's Designee may announce Administrator's Rules that allow Participants to make Voluntary Contributions under the Plan. To the extent that the Sponsor's Designee makes such an announcement and to the extent that the maximum limit for Voluntary Contributions is not zero, Participants may make such contributions, as limited by the Plan and the Administrator's Rules. The Sponsor's Designee may periodically announce limits for Voluntary Contributions (including a limit of zero) so long as those limits do not exceed the allowances in this section and the Administrator's Rules.

        (b)     Voluntary Contribution limitations.

                A Participant may make Voluntary Contributions, as described in subsection (a), for a Plan Year if those contributions are within the allowances of subsections (c) and (d).

        (c)     Cumulative allowance.

                Each Participant's Voluntary Contribution for any Plan Year is limited to an amount that is less than or equal to that amount stipulated in Administrator's Rules as a limit on the total amount of a Participant's Voluntary Contributions, measured on a cumulative basis for all Plan

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Years in which he is a Participant. If there are no such Administrator's Rules, there is no limit.

        (d)     Annual limitation.

                Except as provided in any Administrator's Rules, a Participant's Voluntary Contributions for any Plan Year are allowed if they do not exceed a dollar amount or a percentage level announced by the Sponsor's Designee for that period. If the Sponsor's Designee fails to make such an announcement, the applicable limit is zero.

        (e)     Returned contributions.

                Voluntary Contributions in excess of the allowances in the two preceding subsections must be returned to the contributing Participant.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Article 4--Allocations

4.01.   General Allocation Rules and Limitations

        (a)     Suspension Periods.

                This Plan article 4 reserves to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of the Sponsor's Designee in this Plan article 4 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

        (b)     General limits.

                According to this section, a Participant's Account is not credited with Annual Additions-and a Participant or Beneficiary may not receive a Plan benefit payment in lieu of an Annual Addition-from any Employer for any tax year of that Employer in excess of the limits in this section. Any excess of an Employer's contributions after allocating and crediting allowed by this section must be returned forthwith to that Employer, as permitted according to ERISA section 403(c)(2).

        (c)     Deductibility limitation.

                Except as to any amount for which the Sponsor has stipulated otherwise for a Participant for that Plan Year and amounts contributed according to the Plan subsection entitled "Directions relating to Internal Reserve" (see Plan section 3.07(d)) and the Plan subsection entitled "Pre-termination contribution" (see Plan section 3.08(b)), allocations (or benefit payments in lieu of allocations) from any Employer's potentially deductible contributions (Basic Contributions and Matching Contributions) to the Nonforfeitable portion of the Account of any Participant for any tax year of that Employer must not total more than the amount that Employer is permitted to deduct for that Participant's benefit payments for that tax year under Code sections 404(a)(5) and 162 for this Plan.

        (d)     Unallocated assets.

                All Plan contributions that are not direct benefit payments are unallocated until they are allocated according to this Plan article 4 and any Administrator's Rules. Unallocated Plan Assets or contributions and income on those assets or contributions are allocated only as described in this Plan article 4 and any Administrator's Rules. Until allocated, those assets are part of a Suspense Account and not part of a Participant's Account. These allocation rules do not apply to normal expense crediting

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                on previously allocated assets, but these allocation rules do apply to normal income crediting on previously allocated assets.

        (e)     Non-cash contributions.

                Allocations of non-cash contributions are made based on the fair-market value of those contributions when those contributions become Plan Assets or, if they never become Plan Assets, when distributed or paid to a Participant or Beneficiary according to this Plan.

        (f)     Maximum Annual Addition limitations.

                Except as the Administrator determines is appropriate after a contribution according to the Plan subsection entitled "Directions relating to Internal Reserve" (see Plan section 3.07(d)) or the Plan subsection entitled "Pre-termination contribution" (see Plan section 3.08(b)) or as otherwise specifically provided in this Plan, Annual Additions from an Employer's contributions to a Participant's Account-or Plan benefit payments in lieu of Annual Additions-do not exceed the amount to be paid to that Participant under this Plan during that Employer's tax year. Annual Additions to a Participant's Account-or Plan benefit payments in lieu of Annual Additions-also may be limited by the Sponsor's Designee or the Administrator in Administrator's Rules.

        (g)     Special Annual Addition allowances and limitations.

                By announcement confirmed in writing to the Administrator, the Sponsor's Designee may allow Annual Additions to a Participant's Account in excess of or may set limits that are less than the amounts allowed in subsection (f) of this section. The Annual Addition limitations under subsection (f) of this section and the Annual Addition allowances under this sub-section may distinguish between Unrestricted Participants and Restricted Participants.

        (h)     Limitation related to excise taxes.

                Except during a Suspension Period, no Annual Addition or Plan benefit payment in lieu of an Annual Addition is permitted to the extent that it provokes an excise tax on an Employer.

4.02.   Accounts

        (a)     Named Accounts generally.

                As required for appropriate record-keeping, the Administrator must establish and name Accounts or sub-accounts reflecting interests in the Plan's benefits for each Participant according to this Plan's lettered exhibits as described in the Plan subsection entitled "Benefit exhibits"

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                (see Plan section 2.05(c)). A distribution made to a Participant must be charged against the Participant's Account or sub-account from which it is drawn. The Administrator must cause each Participant's Accounts and sub-accounts to be credited and debited with all appropriate amounts, including contributions, investment gains and losses, and distributions.

        (b)     Plan Liability Accounts.

                As an analogue for each portion of his Employer Contribution Account and his Pre-tax Savings Account, each Participant has a bookkeeping record that is a Plan Liability Account. A Plan Liability Account holds no assets and is not part of a Participant's Accrued Benefit, but it does represent an entitlement to an Accrued Benefit. A Plan Liability Account represents a claim to Plan Assets when contributions are made to this Plan. To the extent that a Plan Liability Account would result in an allocation that is Nonforfeitable, that Plan Liability Account represents a claim that cannot be reduced or eliminated by the Sponsor's Designee's announcement. Even as to such Plan Liability Accounts that cannot be reduced, however, there is no right or claim to Plan Assets until the allocation required by this Plan occurs, and if there are insufficient Plan Assets to satisfy a required allocation when it is required, the Plan Liability Account is only a right or claim against the Sponsor's general assets. All Plan Liability Accounts are extinguished after any asset allocations required by this Plan's termination. By announcement (whether or not the announcement indicates some amount that cannot be reduced without the Participant's consent), the Sponsor's Designee may increase any portion of any Participant's Plan Liability Account at any time.

        (c)     Employer Contribution Accounts.

                The Administrator must establish and maintain an Employer Contribution Account for each Participant. Each Participant's allocations attributable to Employer contributions and other appropriate adjustments must be credited and debited to his Employer Contribution Account or to the appropriate portion of his Employer Contribution Account.

        (d)     Accounts that make up Employer Contribution Account.

                As the related allocations are made under the Plan, the Administrator must establish and maintain for each Participant, as appropriate, identified Accounts that make up the Employer Contribution Account. Those Accounts may include a Supplemental Account, a portion of a Pre-tax Savings Account (perhaps for Matching Contribution allocations), or any Named Account identified in any Administrator's Rules. Each Participant's allocations attributable to Employer contributions and other appropriate adjustments must be credited to the appropriate Named Account that is

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                part of his Employer Contribution Account, in the manner described in this subsection's numbered paragraphs.

                (1) Each Participant's allocations attributable to Basic Contributions and other appropriate adjustments must be credited as directed by the Sponsor's Designee or as directed by the Administrator according to Administrator's Rules and with the Sponsor's Designee's consent to that Participant's Pre-tax Savings Account, to his Supplemental Account, or to any Named Account.

                (2) Each Participant's allocations attributable to Matching Contributions and other appropriate adjustments must be credited as directed by the Sponsor's Designee or as directed by the Administrator according to Administrator's Rules and with the Sponsor's Designee's consent to that Participant's Pre-tax Savings Account, to his Supplemental Account, or to any Named Account, as determined by the provisions of this Plan article.

        (e)     After-tax Savings Account.

                The Administrator must establish and maintain an After-tax Savings Account for each Participant who makes or is deemed to make a Participant Contribution. At least once each Plan Year, the Administrator must cause each Participant's Voluntary Contributions and Mandatory Contributions and appropriate adjustments to be credited to his After-tax Savings Account. When the Sponsor's Designee or the Administrator so directs, each Participant's share of any Transfer Contribution that is attributable to Participant Contributions and other appropriate adjustments must be credited to his After-tax Savings Account, reducing the Participant's Plan Liability Account. As appropriate, distributions made to a Participant must be charged against his After-tax Savings Account.

4.03.   Formula Allocations

        (a)     General.

                For each Plan Year or for any pay period or benefit payment period, the Sponsor's Designee may announce a formula for allocations under this Plan for any section in this Plan article
                4. The Sponsor's Designee must communicate each announcement to the Administrator. The Sponsor's Designee may provide a predetermined formula for allocations for any Plan section by submitting a Program of Allocations to the Administrator. The Sponsor's Designee may not submit a formula for any Plan section that causes an allocation that could not be made according to that Plan section if no formula had been submitted.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        (b)     Program of Allocations.

                To implement the provisions of subsection (a) of this section, the Sponsor's Designee submits to the Administrator a Program of Allocations following a form like the exhibit attached to this Plan article 4. A Program of Allocations is an exhibit as described in the subsection entitled "Benefit exhibits" (see Plan section 2.05(c)) and identifies each Participant and each section of this Plan article 4 to which it applies and may further identify the form of the specified allocation (whether in cash or in kind) or any particular asset that is to be allocated. The Sponsor's Designee may amend any Program of Allocations previously submitted by submitting a revised Program of Allocations to the Administrator.

        (c)     Notices Required.

                If the Sponsor's Designee submits a revised Program of Allocations according to subsection (b) of this section, the Administrator must notify each Participant--except for Participants whose programmed allocation is unchanged. The notice may be at the Administrator's convenience, but it must be in writing and delivered before any further allocations are made to any Participant's Account. Each Participant's written notice must state the amount of that Participant's programmed allocation according to the Program of Allocations previously submitted and according to the revised Program of Allocations.

4.04.   Basic Contribution Allocations

        (a)     Formula allocations.

                Subject to the Plan section entitled "Allocations to Pre-tax Savings Accounts (see Plan section 4.06), for each Plan Year or for any pay period or benefit payment period, the Sponsor's Designee may announce a formula for allocations under this section. As of the day before the Administrator makes allocations under this section, if a Program of Allocations according to Plan section 4.03 applies to this section, the Administrator must cause allocations accordingly. Subject to the Plan section entitled "Allocations to Pre-tax Savings Accounts (see Plan section 4.06), absent a predetermined formula allocation for this section in a Program of Allocations according to Plan section 4.03, the Administrator must cause the allocations described in this section.

        (b)     Sponsor designation.

                If an Employer causes or allows a Basic Contribution, the Sponsor's Designee may designate that all or any part of any Basic Contribution be

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                allocated to the Participants' Accounts as described in any one or more of this subsection's paragraphs.

                (1) The Sponsor's Designee may designate that the Basic Contribution be allocated to any of a Participant's Named Accounts.

                (2) The Sponsor's Designee may designate that the Basic Contribution be allocated to any Participant's Supplemental Account.

        (c)     Failure to designate.

                If an Employer causes or allows a Basic Contribution and the Sponsor's Designee fails to designate how that contribution is to be allocated, the Basic Contribution must be allocated first to satisfy distributions required from Pre-tax Savings Accounts and then to distribution required from Supplemental Accounts.

4.05.   Matching Contribution Allocations

        (a)     Formula allocations.

                Subject to the Plan section entitled "Allocations to Pre-tax Savings Accounts (see Plan section 4.06), for each Plan Year or for any pay period or benefit payment period, the Sponsor's Designee may announce a formula for allocations under this section. As of the day before the Administrator makes allocations under this section, if a Program of Allocations according to Plan section 4.03 applies to this section, the Administrator must cause allocations accordingly. Subject to the Plan section entitled "Allocations to Pre-tax Savings Accounts (see Plan section 4.06), absent a predetermined formula allocation for this section in a Program of Allocations according to Plan section 4.03, the Administrator must cause the allocations described in this section.

        (b)     Sponsor designation.

                If an Employer causes or allows a Matching Contribution, the Sponsor's Designee may designate that all or any part of any Matching Contribution be allocated to the Participants' Accounts as described in any one or more of this subsection's paragraphs.

                (1) The Sponsor's Designee may designate that the Matching Contribution be allocated to any of a Participant's Named Accounts.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                (2) The Sponsor's Designee may designate that the Matching Contribution be allocated to any Participant's Supplemental Account.

        (c)     Failure to designate.

                If an Employer causes or allows a Matching Contribution and the Sponsor's Designee fails to designate how that contribution is to be allocated, the Matching Contribution must be allocated first to satisfy distributions required from Pre-tax Savings Accounts and then to distributions required from Supplemental Accounts for the Plan Year or other pay period for which the Matching Contribution is made.

4.06.   Allocations to Pre-tax Savings Accounts

        (a)     Formula allocations.

                For each Plan Year or for any pay period, the Sponsor's Designee may announce a formula for allocations under this section. As of the day before the Administrator makes allocations under this section, if a Program of Allocations according to Plan section
                4.03 applies to this section, the Administrator must cause allocations accordingly. Absent a predetermined formula allocation for this section in a Program of Allocations according to Plan section 4.03, the Administrator must cause the allocations ordered by the Sponsor's Designee and otherwise as described in this section.

        (b)     Sponsor designation.

                If an Employer causes or allows any contribution, the Sponsor's Designee may designate that all or any part of that contribution be allocated to the Participants' Pre-tax Savings Accounts. To the extent that any Participant's Compensation-adjustment Election has been processed by the Administrator to become immediately effective and has not been cancelled, the Sponsor's Designee may designate that the contribution be allocated to the Participant's Pre-tax Savings Account, reducing that Participant's Plan Liability Account and leaving the Internal Reserve undiminished.

        (c)     Failure to designate.

                If an Employer causes or allows a contribution other than a Basic Contribution or a Matching Contribution and the Sponsor's Designee fails to designate how that contribution is to be allocated, that contribution must be allocated to satisfy distributions required from Pre-tax Savings Accounts.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

4.07.   Employee After-Tax Contribution Allocations

        (a)     Voluntary Contributions.

                This Plan section becomes effective after the Administrator, at the direction of the Sponsor's Designee, announces that the Participants may make Voluntary Contributions for a Plan Year or, if earlier, whenever Mandatory Contributions are required according to the Plan article 3 subsection entitled "Mandatory Contributions" (see Plan section 3.03(k)). If a Participant makes Mandatory Contributions or elects during the Plan Year to make Voluntary Contributions according to this Plan, the Administrator must direct that any such amounts be transferred to the Trust Fund as Plan Assets. As required by the Plan section entitled "After-tax Savings Account" (see Plan section 4.02(e)), portions of the Plan Assets must be allocated to the Participant's After-tax Savings Account. To the extent required by the Sponsor's Designee, the income interest from each Voluntary Contribution must be allocated to the Income Suspense Account. By announcement at any time, the Administrator may cause limits (including a limit of zero) on Voluntary Contributions allowable for Restricted Participants, Unrestricted Participants, or both.

        (b)     Excess Participant Contributions.

                Amounts attributable to a Participant's after-tax contributions that may not be allocated to his After-tax Savings Account, and earnings on such contributions, must be returned to the contributing Participant in the same form as his contributions.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Exhibit for Article 4
Program of Allocations

According to Plan section 4.03, the Sponsor's Designee may change this Program of Allocations at any time

I.      As to Plan section 4.04:

        A.      The first $___________________ of allocations is:

                Participant Amount

                xxxxxxxxxxx xxxxxx

                xxxxxxxxxxx xxxxxx

        B.      The next $___________________ of allocations is:

                Participant Amount

                xxxxxxxxxxx xxxxxx

                xxxxxxxxxxx xxxxxx

        C.      All other allocations up to $____________________________ are pro-rata per balance created in the preceding allocations.

        D. All other allocations are determined according to the terms of Plan section 4.04.

II.     As to Plan section 4.05:

        A.

        B.

        C.

        D.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Article 5--Vesting

5.01.   Suspension Period

        This Plan article 5 reserves to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of Sponsor's Designee in this Plan article 5 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

5.02.   Vested Benefits

        (a)     Nonforfeitable Accounts.

                Supplemental Accounts and Named Accounts that are designated by the Sponsor's Designee as Nonforfeitable are vested (Nonforfeitable) after that designation to the extent specified in that designation. Designations by the Sponsor's Designee according to the preceding sentence may grant full vesting or conditional vesting to any Account of any Participant or may be accomplished through designations by Account or Participant classes.

        (b)     Full vesting.

                If a Participant performs substantial services (as that term is used in Treasury Regulation section 1.833(c)(1)) for at least one of the Employers each year until he Retires, that Participant's Accounts not listed in the preceding subsection (including any of his Accounts, to the extent that they are not designated as Nonforfeitable when they are created or later) are fully vested (Nonforfeitable) not later than the date that he Retires. Except to the extent previously announced or otherwise designated by the Sponsor's Designee, all of an Active Participant's Accounts are fully vested on the earlier of the dates described in this subsection's paragraphs.

                (1)     The Participant's date of death as an Active
                        Participant.

                (2) The date on which the Participant becomes Disabled as an Active Participant.

        (c)     Nullifying Plan provisions.

                For any Participant or any portion of any Participant's Account that is not vested (Nonforfeitable), the Sponsor's Designee may determine that any provision of this Plan dealing with vesting or Forfeitures does not apply or

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                applies only with special limitations. That decision does not require any Participant's consent and is effected by a written communication delivered to the Participant and the Administrator.

5.03.   Forfeitures

        (a)     Basic rules governing time of Forfeiture.

                Any vested (Nonforfeitable) portion of a Participant's Account, and vested (Nonforfeitable) amounts attributable to allocations that are expected according to a Participant's Plan Liability Account cannot be Forfeited without that Participant's consent. Except for Forfeitures with the Participant's consent, this subsection governs the time of this Plan's Forfeitures. The Sponsor's Designee may cause any amount except Nonforfeitable amounts, including amounts attributable to allocations that are expected according to a Participant's Plan Liability Account, to be Forfeited at any time without any Participant's consent. The Sponsor's Designee may cause any Nonforfeitable amount, including amounts attributable to allocations that are expected according to a Participant's Plan Liability Account, to be Forfeited at any time with the consent of the Participant whose Account is being Forfeited. Except during a Suspension Period, the Forfeitable portion of a Participant's Account is Forfeited when he Separates from Service. After a Participant Separates from Service during a Suspension Period, each part of his Employer Contribution Account that is subject to Forfeiture is Forfeited as of the earlier of the dates listed in this subsection's paragraphs.

                (1)     The date of the Participant's death.

                (2) The last day of the fifth year after the Participant's Separation from Service.

                If the Plan terminates pursuant to Plan article 8 at any time except during a Suspension Period, the Forfeitable part of all Accounts is Forfeited as of the date of the Plan's termination.

        (b)     Time of distributions in relationship to time of Forfeiture.

                The Administrator's directions to distribute a Participant's Nonforfeitable interest in his Account according to Plan article 6 operate independently from this Plan section's operative rule about the time of Forfeitures after a Participant Separates from Service. Thus, distributions can be ordered before, after, or at the same time as a Forfeiture occurs according to this Plan section.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        (c)     Allocation of Forfeitures.

                Except for Forfeitures attributable to allocations that are expected according to a Participant's Plan Liability Account-which are cancellations of contributions or Forfeitures that are never allocated or reallocated-all Forfeitures must be allocated as Matching Contributions according to Plan article 4.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Article 6--Distributions

6.01.   General Provisions on Benefits, Distributions, Transfers

        (a)     Suspension Periods.

                This Plan article 6 reserves to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of Sponsor's Designee in this Plan article 6 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

        (b)     Article controls.

                All distributions or benefit payments in lieu of contributions according to this Plan are subject to the provisions of this article.

        (c)     Administrator authori1y and discretion.

                The Sponsor's Designee may direct the Administrator's actions, but only the Administrator may direct as to the amount and form of any distribution, any benefit payment, or any other disposition of Plan Assets in satisfaction of benefits. Any Trustee, co-Trustee, Insurer, or other holder of Plan Assets may be directed as to such distributions, payments, or dispositions only by the Administrator. The Administrator may exercise its discretion in implementing any provision in this Plan article or in implementing any Administrator's Rules about benefits, distributions, or transfers of Plan Assets and liabilities if that exercise of discretion does not violate any of the other provisions in this Plan article or in any Administrator's Rules and does not result in the Plan's failure to satisfy the provisions of the Plan subsection entitled "Qualification intended" (see Plan section 3.02(b)). The Administrator or the Sponsor's Designee may create and publish original, additional, or revised Administrator's Rules for this Plan article if that action is consistent with the provisions of this Plan article. Specifically, the Sponsor's Designee or the Administrator may create or amend any Administrator's Rules to implement or change the Plan's operative rules on Participants' in-service withdrawals from Accounts.

        (d)     Discharge of liability.

                Any payment to a person (or his representative) entitled to payment under the Plan, to the extent of the payment, is in full satisfaction of all claims under the Plan against the Sponsor's Designee, all Trustees, all co-Trustees, all Insurers, all holders of Plan Assets, the Administrator, each member of any Plan Committee, and the Employers. Any person or

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                entity, as a condition to payment from it or directed by it, may require the payee-Participant, -Beneficiary, or -legal representative to execute a receipt and release of the claim in any form determined by the person requesting the receipt and release.

        (e)     Transfers on notice from Sponsor.

                On written direction from the Sponsor's Designee but subject to this Plan's provisions on asset and liability transfers, the Administrator and the appropriate Trustees, co-Trustees, Insurers, or other holders of Plan Assets must take all necessary steps to transfer assets to any trust governed by an agreement between a Trustee or co-Trustee and the Sponsor or another Employer or to a successor trustee or to an Insurer, according to the Administrator's directions.

        (f)     Plan termination distributions.

                When the Plan terminates, any allocation required by ERISA must be made. As provided in the Plan section entitled "Benefits Supported Only by Plan Assets and Sponsor" (see Plan section 1.05), Plan Assets are not the only source from which a claimant may satisfy a claim based on a Participant's Account, based on a Participant's entitlement to assets, or based on a Participant's expected allocations according to his Plan Liability Account. After implementing the provisions of this subsection, providing for payment of any expenses properly chargeable against any Trust Fund or Plan Contract, and confirming compliance with all other precedent requirements of law, the Administrator may direct any Trustees and co-Trustees to distribute assets remaining in the Trust Fund, may direct any Insurer to distribute any assets remaining in any reserve or account, and may direct any other holder of any Plan Assets to distribute any assets remaining in that holder's custody. A distribution may be in cash or in kind, despite any other terms of the Plan, and in the manner the Administrator determines, so long as the distribution is consistent with statutory requirements.

        (g)     Special distributions allowed.

                This subsection applies if the Plan is continued according to this Plan's other terms by a corporation or any other legal entity merged or consolidated with an Employer or otherwise succeeding an Employer as a result of any change in ownership of that Employer or the Employer's assets. If a Participant continues work with the surviving or purchasing legal entity but does not qualify to continue as a Participant, the Administrator must determine the options available-including the possibility of distributing assets or transferring assets-that would not render this Plan at any time revocable, invalid, or inconsistent with the

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Plan subsection entitled "Qualification intended" (see Plan section 3.02(b)) and must treat that Participant's interests in the manner the Administrator deems most beneficial to that Participant.

        (h)     Unclaimed benefits.

                If the inability to determine a payee's identity or whereabouts prevents any holder of Plan Assets from paying any amount to a Participant, former Participant, or Beneficiary within seven years after the amount becomes payable, all amounts that would have been payable to that Participant, former Participant, or Beneficiary must be segregated by that holder and then dealt with by that holder according to the laws of the state by which this Plan is governed that pertain to abandoned intangible personal property held in a fiduciary capacity.

        (i)     Recapture of payments.

                By error, it is possible that payments to a Participant or Beneficiary may exceed the amounts to which the recipient is entitled. When notified of the error, the recipient must return the excess as directed by the Administrator. This requirement is limited where explicit statutory provisions require limitation. To prevent hardship, repayment under this subsection may be made in installments, determined in the sole discretion of the Administrator. A repayment arrangement, however, may not be contrary to law, and it may not be used as a disguised loan. If any person is authorized by statute to recover some payments on behalf of the Plan, no Plan provision may be construed to contravene the statute.

        (j)     Limits on assignment.

                Plan benefits are not subject to Assignment and Alienation (they may not be anticipated, assigned either at law or in equity, alienated, or be subject to attachment, garnishment, levy, execution, or other legal or equitable process).

        (k)     Garnishments.

                If a Participant's benefits are garnished or attached by order of any court, then the Administrator or any holder of Plan Assets involved may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of those benefits. Any benefits that become payable while that action is pending must not be paid or, at the Administrator's direction, must be paid into the court as they become payable, to be distributed later by the appropriate holder of Plan Assets or by the court to the recipient determined by the court.

        (l)     Distributions to minors and incompetents.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                If any Plan amount is payable to a Participant or Beneficiary who is a minor or who, in the Administrator's opinion, is not capable of making proper disposition of funds or is not legally capable of giving a valid receipt and discharge for the assets, that payment may be made for the benefit of the Participant or Beneficiary to any person that the Administrator in its discretion designates, including the guardian or legal representative of the Participant or Beneficiary, an adult with whom that Participant or Beneficiary resides, or in discharge of that Participant's or Beneficiary's bills. To the extent of any such payments, they are deemed a complete discharge of any liability for such payment under the Plan, and any holder of Plan Assets may make the payments without the intervention of any guardian or similar fiduciary and without obligation to require bond or to see to the further application of the payments.

        (m)     General rule for valuing Accounts for distributions.

                All assets distributed must be valued as of the time of distribution. Except as specifically provided otherwise in this Plan article, the value of a Participant's Account for purposes of distributions is not determined until after the Administrator has received all of the appropriate claim forms, election forms, and withholding forms. The value is then determined as of the Valuation Date that satisfies two conditions: first, it is no earlier than the day of the Participant's Separation from Service; and second, it is the Valuation Date immediately before the distribution.

        (n)     Administrator's valuation adjustment.

                If an Account's value otherwise determined according to this Plan should be adjusted to avoid obvious unfairness on one hand to the Participant or Beneficiaries entitled to a distribution or obvious unfairness on the other hand to the other Participants and Beneficiaries, the Administrator may cause a special valuation for that Account alone. The value of that Account then must be adjusted upward or downward as necessary in the Administrator's opinion to avoid the obvious unfairness, based on changes in the value of Plan Assets (or of any relevant part of the Plan's Assets) since the last general Valuation Date.

        (o)     Two-part distributions.

                It is possible for a Participant to Separate from Service after the last day of a pay period for which an Employer contribution is made and yet before (perhaps by several years) that Employer contribution is made. If that happens, the Administrator may apply this Plan's distribution provisions once to the Participant's Account before that Employer contribution is made and then again to the Participant's Account after the Employer contribution is made.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

6.02.   Claims

        (a)     Distributions without claims.

                The Administrator is not required to cause a Plan distribution before a claim has been filed, but the Administrator may cause a Plan distribution before a claim has been filed if information comes to the Administrator's attention that indicates that a Participant or Beneficiary is entitled to a distribution.

        (b)     Claims to Administrator.

                Subject to this Plan's provisions on claim reviews, claims for benefits from this Plan must be made in writing to the Administrator or to any person the Administrator designates to receive claims. If the Administrator has made forms available, those forms must be used; otherwise, a claim by a Participant or Beneficiary communicated in writing to the Administrator is satisfactory.

        (c)     Administrator's response.

                On receipt of a claim, the Administrator must respond in writing within ninety days. The Administrator's first written notice must indicate any special circumstances requiring an extension of time for the Administrator's decision. The extension notice must indicate the date by which the Administrator expects to give a decision. An extension of time for processing may not exceed ninety days after the end of the initial ninety-day period.

        (d)     Denied claims.

                If a claim is wholly or partially denied, the Administrator must give written notice within the time provided in subsection (c). If notice that a claim has been denied is not furnished within the time required in subsection (c), the claim is deemed denied. An adverse notice must be written in a manner calculated to be understood by the claimant and must include

                (1)     each reason for denial;

                (2) specific references to the pertinent provisions of the Plan or related documents on which the denial is based;

                (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why that material or information is needed; and

                (4) appropriate information about the steps to be taken if the claimant wishes to submit the claim for review.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

6.03.   Review of Claims

        (a)     Administrator's review.

                On receiving a claimant's proper written request for review, the full membership of the Administrator or a person designated by the Administrator must review any claim that was denied according to the Plan section entitled "Claims" (see Plan section 6.02). The written request must be received by the Administrator before sixty-one days after the claimant's receipt of notice that a claim has been denied according to that Plan section.

        (b)     Possible hearing.

                The Administrator or any designated reviewer must determine whether there will be a hearing. The claimant and an authorized representative are entitled to be present and heard at any hearing that is used as part of the review. Before any hearing, the claimant or a duly authorized representative may review all Plan documents and other papers that affect the claim and may submit issues and comments in writing. The Administrator or reviewer must schedule any hearing to give sufficient time for this review and submission, giving notice of the schedule and deadlines for submission.

        (c)     Review decision time limit.

                The decision on review must be furnished to the claimant in writing within sixty days after the request for review is received, unless special circumstances require an extension of time for processing. If an extension is required, written notice of the extension must be furnished to the claimant before the end of the sixty-day period, and the decision then must be rendered as soon as possible but not later than 120 days after the request for review was received. The decision on review must be written in a manner calculated to be understood by the claimant and must include specific reasons for the decision and specific references to the pertinent provisions of the Plan or related documents on which the decision is based. If the decision on review is not furnished to the claimant within the time required in this subsection, the claim is deemed denied on review.

        (d)     Allowances if a committee reviews.

                If a review under this section is conducted by any committee, including a Plan Committee, and if that committee has regularly scheduled meetings at least quarterly, the rules in this subsection govern the time for the decision on review and supersede the rules in the immediately preceding Plan subsection. If the claimant's written request for review is received

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                more than thirty days before that committee's meeting, a decision on review must be made at the next meeting after the request for review has been received. If the claimant's written request for review has been received thirty days or less before a meeting of that committee, the decision on review must be made at the committee's second meeting after the request for review is received. If special circumstances (such as the need to hold a hearing) require an extension of time for processing, the committee's decision must be made not later than that committee's third meeting after the request for review has been received. If an extension of time is required, written notice of the extension must be furnished to the claimant before the extension begins. If notice that a claim has been denied on review is not received by the claimant within the time required in this subsection, the claim is deemed denied on review.

        (e)     Determination final.

                Except for a written request for review under subsection (a), all good-faith determinations by the Administrator are conclusive and binding on all persons, and there is no right of appeal.

6.04.   Death Distributions

        (a)     Amount to which section applies.

                This section applies to the amount of a Participant's Plan Liability Account and to the value of the portion of a Participant's Account for which the Administrator has not directed a distribution or transfer according to this Plan before the Administrator receives proof of that Participant's death.

        (b)     Ordering distribution.

                Subject to this Plan's other provisions about Beneficiaries, as soon as reasonably possible after a Participant dies and after the Administrator receives (or is deemed to receive) the appropriate claim forms, election forms, and withholding forms, the Administrator must direct the Sponsor or any holder of Plan Assets to distribute funds equal to the amount that would have been the Nonforfeitable value of the Participant's Account to which this section applies, calculated as if the Participant's Plan Liability Account had been eliminated by allocations to the coordinate portions of the Participant's Account. Except as specifically provided to the contrary in this Plan, the Administrator directs distributions to a Participant's Beneficiary or Beneficiaries.

        (c)     Valuing the Account.

                For purposes of subsection (b), a Participant's Account is valued and the amount of his Plan Liability Account is fixed after the Administrator

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                receives proof of the Participant's death according to Plan article 7 and as of the Valuation Date that satisfies both of these conditions:

                (1) The Valuation Date is no earlier than the day of the Participant's death.

                (2) The Valuation Date is the Valuation Date immediately before the distribution.

        (d)     Death before termination of employment.

                When a Participant who is an Employee dies, the entire value credited to his Account, calculated as if the Participant's Plan Liability Account had been eliminated by allocations to the coordinate portions of the Participant's Account, and any amount that is later allocated to his Account according to this Plan that is not Nonforfeitable becomes Nonforfeitable only to the extent announced by the Sponsor. Except for announced post-death Vesting, when a Participant who is an Employee dies, only the Nonforfeitable value credited to his Account, calculated as if the Participant's Plan Liability Account had been eliminated by allocations to the coordinate portions of the Participant's Account, and the Nonforfeitable portion of any amounts later allocated to his Account according to this Plan may be distributed according to this Plan; the Forfeitable portions are Forfeited, and the portion of the Plan Liability Account that was not satisfied by allocations or post-death distributions is cancelled.

        (e)     Death after termination of employment.

                When a Participant who is not an Employee dies, only the Nonforfeitable value credited to his Account, calculated as if the Participant's Plan Liability Account had been eliminated by allocations to the coordinate portions of the Participant's Account, and the Nonforfeitable portion of any amounts later allocated to his Account according to this Plan may be distributed according to this Plan; the Forfeitable portions are Forfeited, and the portion of the Plan Liability Account that was not satisfied by allocations or post-death distributions is cancelled.

6.05.   Distributions on Events

        (a)     When section applies.

                The provisions of this section's subsections (b) and (d) apply when a Participant Separates from Service for any reason, including Separation from Service caused by Retirement (including Early Retirement), death, or Disability. The provisions of this section's subsection (c) apply according

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                to this Plan's lettered exhibits describing benefit categories and Participants' distribution elections.

        (b)     Allocation entitlements.

                Although a Participant who Separates from Service can be eligible according to this Plan's lettered exhibits describing benefit categories for allocations from Employer contributions for earlier Plan Years-even if those contributions for earlier years do not occur until after the Participant's Separation from Service-except to the extent provided in those lettered exhibits, a Participant who Separates from Service is no longer an Active Participant and is not entitled to Employer contribution allocations for the Plan Year (or other shorter pay period used by the Administrator) in which he Separates from Service. Subject to this Plan's lettered exhibits describing benefit categories, there are four exceptions, listed in this subsection's paragraphs, to the general rule that Separation from Service results immediately in loss of Active Participant status.

                (1) In determining eligibility for Employer contribution allocations generally, an Active Participant who Separates from Service as a Covered Employee by Retiring is an Active Participant for the Plan Year in which he Separates.

                (2) In determining eligibility for Employer contribution allocations generally, an Active Participant who Separates from Service as a Covered Employee while he has a Disability is an Active Participant for the Plan Year in which he Separates.

                (3) In determining eligibility for Employer contribution allocations generally, an Active Participant who dies as a Covered Employee is an Active Participant for the Plan Year in which he dies.

                (4) For purposes of this Plan article 6, to the extent that an Employer contribution allocation reduces the portion of a Participant's Plan Liability Account that existed before the beginning of the Plan Year (or the shorter pay period), that allocation is not an allocation for the current Plan Year (or the shorter pay period).

        (c)     Distributions.

                This Plan's lettered exhibits defining benefit categories, together with a Participant's distribution election for each of this Plan's lettered exhibits for which that Participant has been an Eligible Employee and has accumulated an Accrued Benefit, determine whether and when a Participant is entitled to a distribution. A Participant who is entitled to any

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                distribution according to those lettered exhibits and his distribution election for any reason other than death is entitled to that distribution as soon as possible after the Plan's appropriate Valuation Date.

                (1) Until the Sponsor's Designee announces otherwise according to this Plan, the appropriate Valuation Date for this subsection for all Participants who are to receive single-sum distributions is the first Valuation Date that is not earlier than the day on which the Participant becomes entitled to a distribution.

                (2) Until the Sponsor's Designee announces otherwise according to this Plan, for each Participant who is to receive installment payments from this Plan, each installment has one appropriate Valuation Date for this subsection. The appropriate Valuation Date for the first installment is the first Valuation Date that is not earlier than the day on which the Participant becomes entitled to a distribution. Each later installment has an appropriate Valuation Date that is an anniversary (including semi-annual or more frequent "anniversaries" for payments that are more frequent than annually) of the first.

                (3) The Sponsor's Designee may announce and implement one or more rules for any Participant or any class of Participants, to the effect that the appropriate Valuation Dates for this subsection relate to the day on which a Participant's Forfeiture occurs according to Plan article 5.

                (4) The Sponsor's Designee may announce and implement one or more rules for any Participant or any class of Participants, to the effect that a specifically determinable Valuation Date or that each of a series of specifically determinable Valuation Dates (e.g., in the case of distributions to be accomplished periodically) is the appropriate Valuation Date for this subsection for each of those Participants.

        (d)     Involuntary Cash-out.

                Except as provided in this Plan's lettered exhibits defining benefit categories, after a Participant has Separated from Service, the Administrator may direct an Involuntary Cash-out of that Participant's entire Nonforfeitable interest in his Account-based on the Nonforfeitable value of that Account, calculated as if the Participant's Plan Liability Account had been eliminated by allocations to the coordinate portions of the Participant's Account. The Involuntary Cash-out may occur at any time

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                after the Participant Separates from Service and after a Valuation Date that satisfies this Plan article's section entitled "General rule for valuing Accounts for distributions" (see Plan section 6.01(m)). After an Involuntary Cash-out occurs, the Forfeitable value of the cashed-out Participant's Accrued Benefit is Forfeited, and his Plan Liability Account is cancelled.

6.06.   Methods of Distribution

        (a)     Forms first.

                As provided in this Plan, but only after the Administrator receives (or is deemed to receive) the appropriate claim forms, election forms, and withholding forms, the Administrator must direct the Sponsor or any holder of Plan Assets to distribute the Nonforfeitable value of the Participant's Account. The date for distribution entitlement is determined according to Plan section 6.05, and the method is determined by this section.

        (b)     Designation to Administrator.

                Except as provided otherwise in this Plan's lettered exhibits governing the Account or Account-portion in question, by written designation delivered to the Administrator before the final date announced by the Sponsor's Designee according to Administrator's Rules for that election, a Participant may indicate a preference from among the methods of payment provided in this section, subject to the provisions of Plan section 6.01, subsection (e) of this section, and the remaining provisions in this Plan article. For any Plan benefit that is a distribution based on an Elective Deferral, the Sponsor's Designee may not announce a date that is later than the day before the year in which the Participant performed the services for which the Elective Deferral benefit is to be paid. Except as provided in subsections (d) and (g), for any other Plan benefit, the Sponsor's Designee may not announce a date that is earlier than the Participant's Entry Date or that is later than the end of the Plan Year preceding the Plan Year in which the Participant performed the services that earned the benefit. The Administrator must instruct the Sponsor or any holder of Plan Assets to make the distribution accordingly, unless it would jeopardize the intended status of the Plan, as described in the Plan subsection entitled "Qualification intended" (see Plan section 3.02(b)). When any Account (or sub-account) has been completely distributed and its coordinate Plan liability Account is zero, it is cancelled.

        (c)     Other provisions limit.

                An election of a distribution method may not extend or expand any Participant or Beneficiary rights provided in this Plan.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        (d)     Change requests.

                If a Participant or a Beneficiary wishes to change his distribution-method election, a requested change is not effective before it is received by the Administrator. The Administrator, the Sponsor's Designee, any holder of Plan Assets, and the Employers are not liable for a failure to make a change between the time a change is requested and the Participant's death, Disability, or Separation from Service, unless the failure is willful or from substantial negligence; one party is not liable for the failure of another party. Except for distribution change requests accomplished within the time allowances described in subsection (b), a change request cannot be honored without a substantial penalty, as determined by the Administrator. The substantial penalty may include a requirement that a Participant consent to a Forfeiture of part of his Plan benefits that were otherwise Nonforfeitable.

        (e)     Methods.

                Except for distributions governed by this Plan's lettered exhibits that require or allow otherwise, distributions must be made in one or more of the methods listed in this subsection. According to the terms of this Plan, if a Participant Separates from Service on account of Retirement or Disability, his Accounts must be distributed by either of the two methods or a combination of the two methods listed in paragraphs (1) and (2). If a Participant Separates from Service but not on account of Retirement or Disability, his Accounts must be distributed as a single sum.

                (1) Single sum. The amounts may be distributed as a single-sum distribution in cash or other property.

                (2) Installment payments. The amounts may be distributed in cash or other property over a fixed period of time in quarterly or annual installments with Valuation Dates determined according to Plan section 6.05(c)(2) or 6.05(c)(4).

                The Administrator may adjust any installment-payment election as it deems necessary to accommodate non-cash distributions.

        (f)     Restrictions.

                A distribution method may not be elected if it provides for installment payments from this Plan of less than $100 (or one unit of an Employer Security, if that is the form of distribution).

        (g)     Further change allowed.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                If the amount credited to a Participant is being paid in installments, the Sponsor's Designee may consent to any Participant's request and direct any change in payment method consistent with the other rules in this section, including emergency advances according to the procedure established in this Plan section's subsection (h). To the extent permitted and according to the Administrator's Rules, the Participant may request a withdrawal of part or all of his Account, change the frequency of the installments, or change the length of the installment period. The provisions of this subsection do not apply to any distribution based on an Elective Deferral. A change request cannot be honored without a substantial penalty, as determined by the Sponsor's Designee. The substantial penalty may include a requirement that a Participant consent to a Forfeiture of part of his Plan benefits that were otherwise Nonforfeitable.

        (h)     Emergency payments.

                According to any Administrator's Rules the Administrator or the Sponsor's Designee announces, the Administrator may direct the Sponsor or any appropriate holder of Plan Assets to make emergency payments to a Participant or Beneficiary during a hiatus between the Participant's Separation from Service and the time when regular benefit payments are to begin according to Plan section 6.05 and this section. Emergency payments are treated as advances against the benefits ultimately due. Emergency payments may be made only on application by a Participant or the Participant's Beneficiaries, certifying the Separation from Service and indicating the emergency nature of the application. Emergency payments may not exceed the Participant's Account balance as determined by the Administrator, calculated as if the Participant's Plan Liability Account had been eliminated by allocations to the coordinate portions of the Participant's Account; and the Sponsor's Designee may restrict any Participant's emergency payments to an amount that is less than the Participant's Account balance. An emergency payment request that does not satisfy the hardship standard in Plan section 6.07(e) may be honored only as if it were a change request according to subsection (d) of this section.

6.07.   In-Service Withdrawals

        (a)     Written request to Administrator.

                Subject to subsection (b), to the extent allowed according to an authorizing designation by the Sponsor's Designee, a Participant who has attained Age 55 and whose Account balance has been designated as eligible for withdrawals according to this section by the Sponsor's

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Designee may apply in writing as often as his Sponsor's Designee's designation permits to the Administrator for the immediate distribution according to this section of part of the Nonforfeitable value of his Supplemental Account, calculated as if the Participant's Plan Liability Account had been eliminated by allocations to the coordinate portions of the Participant's Account.

        (b)     Forfeiture.

                A withdrawal according to subsection (a) automatically results in the Forfeiture of all of the Forfeitable amount. in the Account (calculated as described in subsection (a)) from which the withdrawal is distributed and ten percent of the Nonforfeitable portion of that Account (calculated as described in subsection (a)) or any greater amount stipulated in the designation by the Sponsor's Designee authorizing the Participant's withdrawal.

        (c)     Directing distributions.

                According to the provisions in the preceding subsections of this Plan section and any additional rules it or the Sponsor's Designee announces, the Administrator may direct the Sponsor or any appropriate holder of the Plan Assets to be withdrawn to pay a Participant all or part of his Supplemental Account.

        (d)     Hardship withdrawals.

                Subject to his individual limitation according to this subsection, a Participant who has experienced a hardship may apply in writing to the Administrator for a distribution after a Valuation Date according to this section from any of his Accounts that have been designated by the Sponsor's Designee as available for his withdrawals according to this subsection. An announcement by the Sponsor's Designee that this subsection applies to an individual Participant must include a designation by the Sponsor's Designee identifying each Account and the portion of that Account available for that Participant's withdrawals according to this subsection. By a later announcement, the Sponsor's Designee may revise or revoke any announcement that applies to any Participant at any time. The Administrator must direct the Sponsor or any appropriate holder of Plan Assets to be withdrawn to determine the value of the assets available for distribution.

        (e)     Hardships.

                Portions of a Participant's Accounts may be distributed on account of hardship according to subsection (d) only if the distribution is necessary in light of immediate and heavy financial needs of the Participant. A hardship

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                distribution according to this section cannot exceed the amount required to meet the immediate financial need created by the hardship and not reasonably available from other resources of the Participant. The determination of the existence of financial hardship and the amount required to be distributed to meet the need created by the hardship must be made in accordance with the standards described in this subsection. The Administrator may appoint an impartial counselor to make the determination. The standards of this subsection for determining hardship must not be construed to be less rigorous than required by regulations interpreting Code section 401(k)(2)(B) without regard to any "safe-harbor" allowances in those regulations. Any appointed counselor must operate according to the provisions in this Plan article covering claim appeals. An uninsured medical need or property loss exceeding $25,000 must always be deemed a hardship creating a need for an amount equal to the medical expenses incurred or the property loss suffered. The Sponsor's Designee or the Administrator may adopt and announce a minimum notice period (for administrative convenience) for any withdrawal pursuant to this Plan section's subsection (d). Other hardship standards may be announced by the Sponsor's Designee or the Administrator.

        (f)     Withdrawals from After-tax Savings Accounts.

                Subject to any Administrator's Rules (especially concerning reasonable notice and the liquidity of Plan Assets), a Participant may withdraw from his After-tax Savings Account any amount that is, when added to all earlier withdrawals from that After-tax Savings Account, not greater than the Participant's contributions to that Account.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Article 7--Death Benefits

7.01.   Proof of Death

        The Administrator has no duty to direct a death-provoked distribution under this Plan until it receives proof of the Participant's death.

7.02.   Designation of Beneficiary

        (a)     Application of section.

                This section applies only to the portion of a Participant's

                (1)     Account and

                (2) expected allocations in reduction of the coordinate parts of his Plan Liability Account for which the Administrator has not directed a distribution, Benefit Entitlement payment, or a transfer according to this Plan before the Administrator receives proof of the Participant's death.

        (b)     Beneficiaries.

                The Sponsor's Designee may announce or Administrator's Rules otherwise may provide that, as to any Participant's Account or portion of an Account or as to all Account portions from a given category of benefits according to one of this Plan's lettered exhibits, any Participant's Beneficiaries are the same individuals or entities as would apply under another Sponsor-maintained employee benefit plan. Absent such an announcement and subject to any Administrator's Rules about Beneficiaries, a Participant may designate a Beneficiary or Beneficiaries, indicating single, multiple, primary, or secondary Beneficiaries. Each designation must be in writing, signed by the Participant, and delivered to the Administrator. Each designation is revocable. A Participant's change of Beneficiary is not effective until received by the Administrator. The Administrator and Employers are not liable for a failure to make a change between the time requested and the Participant's death unless the failure is willful or from gross negligence, and one party is not liable for the failure of another party. If there is no valid designation by the Participant, or if the designated Beneficiary or Beneficiaries fail to survive the Participant, the Beneficiary is the Participant's Spouse at the Participant's death; if the Participant has no Spouse at death, then the Beneficiary is the Participant's estate.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Article 8--Amendment, Termination, and Merger

8.01.   Exercise of Powers

        (a)     Source of powers.

                The Sponsor's exercise of each of the powers listed in this subsection's paragraphs is limited by and is governed by this Plan article and Plan article 10. Unless otherwise specified or limited by this Plan, however, each of the powers is vested in full in the Sponsor.

                (1)     The power to name or remove Plan Fiduciaries.

                (2)     The power to amend this Plan.

                (3) The power to cause or allow a merger or consolidation of this Plan with another plan.

                (4) The power to cause or allow a transfer of assets or liabilities from or to this Plan.

                (5)     The power to cause or allow this Plan to be terminated.

                (6)     The power to suspend benefit payments.

                (7)     The power to cause allocations of Plan Assets.

        (b)     Power to amend.

                This Plan section may not be amended unless the amendment in no way endangers the rights of the Plan's current Participants, which fact must be evidenced by the determination of a court of competent jurisdiction or, until such a court determines the fact, by an opinion of counsel selected by the Administrator. That counsel's opinion must be addressed to the Participants of this Plan and must be delivered to the Administrator as agent for those individuals. This Plan article may not be amended unless the amendment is either

                (1) the correction of typographic or scriveners' errors (which include omissions, diction errors, or sentence structures that cause a confused or unintended meaning) that occur in the process of drafting this document, and each such error must be confirmed by the Sponsor and the Sponsor's counsel who assisted in drafting this document; or

                (2) the removal or addition of provisions in furtherance of the purpose of this Plan and without reducing the Accrued Benefits or cancelling any part of the Plan Liability Accounts of Participants generally, which facts must be evidenced by the determination of a court of competent jurisdiction or, until such a court determines those facts, by an opinion of counsel selected by the Administrator. That

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                        counsel's opinion must be addressed to the current Participants (if there are any) and must be delivered to the Administrator as agent for those individuals.

                Every exhibit to this Plan is part of the Plan. Except as specifically provided in this Plan, the creation or change of an exhibit by a Fiduciary authorized in this Plan to create or change the exhibit is a Van amendment requiring approval of the Sponsor's Designee but not an amendment restricted by this Plan article other than during a Suspension Period. Any other creation or change in an exhibit is an amendment that requires approval by the Sponsor's Designee and is restricted by this Plan article unless the exhibit itself provides otherwise (for example, the exhibit of Alternate Administrators described in the Plan subsection entitled "Alternate Administrator appointment" (see Plan section 10.05(b)) normally would not be the type of exhibit restricted by this Plan article other than during a Suspension Period. During a Suspension Period, the creation or change of an exhibit for any section in this Plan article or any lettered exhibit describing a benefit arrangement is a Plan amendment limited by this article.

        (c) General power to amend, terminate, or transfer assets/liabilities.

                Except as otherwise specifically provided in this Plan article and in Plan article 10, the Sponsor has the power and right to:

                (1)     amend this Plan in whole or in part;

                (2) terminate this Plan in whole or in part or suspend any benefit payments;

                (3) cause assets, liabilities, or both to be allocated within this Plan or to be transferred to or from this Plan; and

                (4)     name Plan Fiduciaries.

        (d)     Sponsor's powers suspended.

                The Sponsor's powers described in subsections (a), (b), and (c) are suspended according to the Plan section entitled "Trigger Events, Restoration Events, and Consequences" (see Plan section 8.10) during a Suspension Period.

8.02.   Amendment

        (a)     Sponsor.

                Except as specifically provided in this Plan (for example, as provided in Plan article 10, Plan section 8.01, Plan section 8.09, Plan section 8.10,

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                and subsection (c) of this Plan section) or in the other documents identified in this section, the Sponsor retains the right

                (1) to prospectively or retroactively amend this Plan and any governing document for any funding medium for this Plan, including a Trust Agreement, to establish or retain the status of this Plan and any funding medium, including a Trust, under the provisions of the Plan subsection entitled "Qualification intended" (see Plan section 3.02(b));

                (2) to amend this Plan and any governing document for any funding medium for this Plan, including a Trust Agreement, in any other manner;

                (3) to amend this Plan and liquidate any funding medium, including a Trust Fund, according to that funding medium's governing documents; and

                (4) to amend this Plan and liquidate any Plan Assets attributable to any identifiable component of this Plan by transferring all Plan Assets attributable to that portion of the Plan to a new funding vehicle or to an Employer.

                An amendment is effective on the date indicated in any written instrument that is executed by the Sponsor (or by the person specified according to Plan section 8.09(b), when the Sponsor's power is suspended or has been terminated) and delivered to the Administrator.

        (b)     No diversion or assignment.

                The provisions of this subsection are subject to the provisions of subsection (c). No amendment to the Plan or any governing document for any funding medium for this Plan, including a Trust Agreement, and no transfer of liabilities or any Plan Assets or Trust Fund assets may authorize or permit any part of any Plan Assets to be used for or diverted to purposes other than the exclusive purposes of providing benefits to Participants and Beneficiaries. An amendment may cause a Forfeiture of any Participant's Accrued Benefit that is not vested (Nonforfeitable) or a cancellation of the coordinate portion of a Participant's Plan Liability Account. An amendment may not cause or permit any portion of any Plan Assets or Trust Fund assets to revert to or become the property of an Employer. An amendment that affects the rights, duties, or responsibilities of any Fiduciary may not be made without that Fiduciary's written consent.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        (c)     Administrative expenses, diversions, and reversions.

                As allowed by law, a transfer of liabilities or Plan Assets or Trust Fund assets or an amendment to the Plan or any governing document for any funding medium for the Plan, including a Trust Agreement, may authorize or permit part of any Plan Assets to be used for or diverted to the payment of taxes owed or to the payment of reasonable administrative expenses. Any portion of any Trust Fund that is in a Suspense Account may revert, upon this Plan's termination, to or become the Sponsor's property, as allowed by law and by any governing document for any funding medium for the Plan, including a Trust Agreement. Any amounts that cannot revert to the Sponsor or an Employer or that cannot become the Sponsor's or any Employer's property according to this Plan or any governing document for any funding medium for this Plan (including any Trust Agreement) are governed by the terms of the Plan or of the document that prevents that reversion. If the Plan or other document that prevents the reversion is silent about the disposition of the assets, those amounts must remain in that Suspense Account until the Administrator directs their allocation in a manner permitted by this Plan or other document.

8.03.   Plan Merger or Asset Transfer

        (a)     Reduction of benefits.

                There are no Plan Assets that are subject to ERISA section 208, and the merger or consolidation of this Plan with, or the transfer of assets or liabilities of this Plan to another employee benefit plan or the transfer of assets or liabilities of another plan to this Plan may be accomplished without regard to whether each Participant's benefit entitlement immediately after the merger, consolidation, or transfer is (when computed as if the surviving or receiving plan had immediately terminated) equal to or greater than the benefit to which the Participant would have been entitled if this Plan had terminated immediately before the merger, consolidation, or transfer.

        (b)     Sponsor's Designee's written directions.

                According to written direction from the Sponsor's Designee (or from the person specified according to the Plan subsection entitled "Power over mergers" (see Plan section 8.09(d))-as to mergers-or the Plan subsection entitled "Powers over asset or liability transfers" (see Plan section 8.09(e))-as to other transfers-when the Sponsor's power is suspended or has been terminated), the Administrator must direct any Fiduciary that holds Plan Assets to take all necessary steps to transfer any Plan Assets held to another employee-benefit plan or another employee-benefit plan's funding medium.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

8.04.   Discontinuance of Contributions

        (a)     EmpIoyers.

                Except as provided in the Plan subsection entitled "Directions relating to Internal Reserve" (see Plan section 3.07), the Plan section entitled "Basic Contribution" (see Plan section 3.08), or otherwise announced by the Sponsor's Designee (or by the person specified according to Plan section 8.09(g), when the Sponsor's power is suspended or has been terminated), each Employer has the right at any time to reduce or discontinue its contributions, if any, to this Plan. An Employer, however, may not prevent Transfer Contributions from the Crestar Financial Corporation Permanent Executive Benefit Plan. A complete discontinuance of contributions from all Employers has no effect on the Forfeitability of any Accounts.

        (b)     Not a termination.

                A discontinuance of Employer contributions is not a termination of the Plan unless the Sponsor's Designee (or the person specified according to the Plan subsection entitled "Power to terminate" (see Plan section 8.09(c)), when the Sponsor's power is suspended or has been terminated), gives the notice described in the Plan section entitled "General termination rules" (see Plan section 8.05(a)).

8.05.   Termination

        (a)     General termination rules.

                The Sponsor's Designee (or the person specified according to the Plan subsection entitled "Power to terminate" (see Plan section 8.09(c)), when the Sponsor's power is suspended or has been terminated), has the right at any time to terminate this Plan wholly or partly, subject to the provisions of the Plan sections entitled "Exercise of Powers" and "Trigger Events, Restoration Events, and Consequences" (see Plan sections 8.01 and 8.10).

        (b)     Notice.

                Notice of a termination must be given to the Participants, to the Administrator, to any Fiduciary holding Plan Assets that would be affected by the termination, and to all necessary authorities. If any authority's approval is necessary, termination is effective according to that approval; otherwise, the date of the notice or a later date designated in the notice is the termination date for purposes of this Plan article. To the extent that any Account is Forfeitable, that Account is Forfeited upon the termination of the Plan, and the assets of that Account are transferred to an

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Employer-designated Suspense Account. Nonforfeitable Accrued Benefits that exceed the value of Plan Assets allocated to satisfy those Accrued Benefits are payable according to the Plan section entitled "Benefits Supported Only by Plan Assets and Sponsor" (see Plan section 1.05) upon the Plan's termination.

        (c) Termination as to specific Participants or groups of Participants.

                To the extent of any benefit promise that is not Nonforfeitable (an entitlement according to this Plan, calculated as if all Plan Liability Accounts were eliminated through Employer contributions and allocations), the Sponsor's Designee (or the person specified according to the Plan subsection entitled "Power to terminate" (see Plan section 8.09(c)), when the Sponsor's power is suspended or has been terminated), has the right at any time to prospectively terminate the rights of any Participant or Beneficiary under the Plan and to prospectively terminate eligibility to receive Plan benefits as to any Participant, any Beneficiary, or any group of Participants or Beneficiaries.

        (d)     Termination as to specific Plan benefits.

                To the extent of any benefit promise that is not Nonforfeitable (an entitlement according to this Plan, calculated as if all Plan Liability Accounts were eliminated through Employer contributions and allocations), for any Plan benefit that is terminated, or for all Plan benefits if the Plan terminates, except as authorized by the Sponsor's Designee (or the person specified according to the Plan subsection entitled "Power to terminate" (see Plan section 8.09(c)), when the Sponsor's power is suspended or has been terminated), expressly in any action causing the termination of the benefit or the Plan, no further benefit payments are provided by the Plan, regardless of when the event that gave rise to a potential benefit payment occurred.

        (e)     Partial termination.

                If the Plan partially terminates (determined by the Administrator in a manner consistent with legal authorities), all affected Accounts or any Account to the extent affected may then be treated by the Administrator (acting at its discretion) as if the Plan had terminated.

        (f)     Allocation of Plan Assets.

                After the allocations described in the Plan subsection entitled "Pre-termination allocations" (see Plan section 8.07(b)), which does not include any allocation required by ERISA section 403(d)(1), all Suspense Accounts are not Plan Assets. On the Plan's termination after those allocations, as to any Plan Assets that are subject to ERISA section

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                403(d)(1), the Administrator must direct that those Plan Assets (exclusive of any Suspense Account) be allocated among the Participants and Beneficiaries according to the order specified in ERISA section 4044.

        (g)     Liquidation.

                Unless the Sponsor's Designee (or the person specified according to the Plan subsection entitled "Power to terminate" (see Plan section 8.09(c)), when the Sponsor's power is suspended or has terminated), specifies otherwise on the Plan's termination, the Administrator must cause the immediate liquidation (the orderly sale of assets to achieve liquidity) of any Suspense Accounts and Plan Assets and cause distributions according to subsection
                (h). If all of the Employers have resigned participation in the Plan, until actual liquidation and distribution of any Suspense Accounts and Plan Assets, the Administrator must assume all powers and duties of the Employers (except duties relating to contributions each Plan Year). After the Plan's termination, expenses must be paid from each funding medium unless at least one Employer affirmatively agrees to pay the expenses.

        (h)     Distributions.

                After implementing the provisions of the Plan section entitled "Allocation of Plan Assets" (see Plan section 8.07), providing for payment of any expenses properly chargeable against any Plan Assets, and confirming compliance with all other precedent requirements of law, the Administrator may direct the distribution of any Plan Assets, including a direction that any Fiduciary holding any Plan Assets, including any Trustees and co-Trustees, distribute assets remaining in any funding medium for which that Fiduciary is responsible, including a Trust Fund. Assets in any Suspense Account (after application of subsection
                (f) of this section) must be returned to the Sponsor in kind. Distributions to Participants may be in cash or in kind and are not subject to the regular distribution provisions of this Plan. Distributions according to this section must be in the manner the Administrator determines, so long as the Administrator's determinations are consistent with statutory requirements. Except as specifically provided by law, the Administrator's determination is conclusive as to all persons.

        (i)     No further rights.

                Each Fiduciary that holds Plan Assets must transfer or deliver property according to the Administrator's directions, either without endorsement or endorsed as the Administrator directs. Such a Fiduciary will have no further right, title, or interest in property distributed. After all distributions are completed, each such Fiduciary is discharged from all obligations under the governing document for the funding medium in which those

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Plan Assets were held. Except by statute, no Participant or Beneficiary has any further right or claim against those Fiduciaries.

8.06.   Effect of Employer Transactions

        If an Employer is merged or consolidated with any other business, or is succeeded by a corporation or any other legal entity that acquires substantially all of the Employer's assets, the surviving or purchasing corporation or legal entity may elect to continue this Plan as to that Employer's Participants. If a Participant continues work with the surviving or purchasing legal entity but does not qualify by law to continue as a Participant, the Administrator must determine the options available that would not render this Plan at any time revocable, invalid, or inconsistent with the Plan subsection entitled "Qualification intended" (see Plan section 3.02(b)) and must treat that Participant's interests in the manner the Administrator deems most beneficial to that Participant.

8.07.   Allocation of Plan Assets

        (a)     Application of subsections.

                Upon this Plan's termination, the Administrator must cause each Fiduciary holding Plan Assets to allocate those assets. The Administrator must direct the allocations by first applying this Plan section's subsection (b) and must then apply each other subsection serially, in the order that the subsections appear.

        (b)     Pre-termination allocations.

                When the Plan terminates, the assets representing the Suspense Accounts must be separated from other assets within the Plan's funding media (including any Trust Fund) and transferred to the Sponsor. Assets other than the Suspense Accounts must be allocated according to subsection (c) and subsection (d) of this Plan section.

        (c)     Application of ERISA section 4044.

                The Administrator must direct all Fiduciaries holding Plan Assets (including any Trustees and co-Trustees) to allocate the Plan Assets, including Plan Assets within any Trust Fund, among the Participants and Beneficiaries according to the order specified in ERISA section 4044.

        (d)     Special benefits.

                Except as provided in this Plan article's subsection entitled "Distributions" (see Plan section 8.05(h)), any residual Plan Assets must be distributed to the contributors (pro-rata according to their contributions), if they are

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Employers, and otherwise to the Sponsor, if all liabilities of this Plan to Participants and their Beneficiaries have been satisfied and if the distribution does not contravene any provisions of law.

8.08.   Restrictions Applicable Under Certain Circumstances

        During any period in which a Sponsor power is suspended or terminated according to the Plan section entitled "Trigger Events, Restoration Events, and Consequences" (see Plan section 8.10), an individual who is vested according to the Plan section entitled "Rules About Entities Exercising Powers" (see Plan section 8.09) with that Sponsor power or who is part of an entity or body vested with that Sponsor power must not act to cause any benefit payment or Plan Asset allocation to himself. In the case of a member of a body or entity, the individual's benefit or allocation must be determined by secret ballot of the remaining members of that body or entity. If that ballot results in a tie vote or if the individual in question is not a member of a body or entity, the benefit or allocation is determined by the individual living Fiduciary named in
        Exhibit 8.08. If there is no living person named in Exhibit 8.08, the Administrator must petition a court with proper jurisdiction to name an individual living Fiduciary for Exhibit 8.08.

8.09.   Rules About Entities Exercising Powers

        (a)     Exhibits.

                This Plan section allows identified exhibits to be appended to the Plan to facilitate the operation of the Plan when the Sponsor's powers are suspended or terminated according to the Plan section entitled "Trigger Events, Restoration Events, and Consequences" (see Plan section 8.10).

        (b)     Power to amend.

                The Sponsor's powers in this Plan to amend the Plan are suspended or terminated according to the Plan subsection entitled "Limitation on amendment and termination rights" (see Plan section 8.10(b)). Whenever the Sponsor may not amend this Plan, the Sponsor's power to amend becomes the power to direct the Administrator to cause an amendment, and that power is vested in the person or persons identified in Exhibit 8.09(b). If there is no validly completed Exhibit 8.09(b), the Sponsor's power to amend is vested in the Administrator.

        (c)     Power to terminate.

                The Sponsor's powers in this Plan to terminate the Plan or any part of it are suspended or terminated according to the Plan subsection entitled "Limitation on amendment and termination rights" (see Plan section

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                8.10(b)). Whenever the Sponsor may not terminate this Plan, the Sponsor's power to terminate becomes the power to direct the Administrator to cause the Plan's termination, and that power is vested in the person or persons identified in Exhibit 8.09(c). If there is no validly completed Exhibit 8.09(c), the Sponsor's power to terminate is vested in the Administrator.

        (d)     Power over mergers.

                The Sponsor's powers in this Plan to cause or allow a merger or consolidation of this Plan with another plan are suspended or terminated according to the Plan subsection entitled "Mergers and asset and liability transfers" (see Plan section 8.10(c)). Whenever the Sponsor may not cause or allow a merger or consolidation of this Plan with another plan, the Sponsor's power to cause or allow a merger or consolidation of this Plan with another plan becomes the power to direct the Administrator to cause or allow a merger or consolidation, and that power is vested in the person or persons identified in Exhibit 8.09(d). If there is no validly completed Exhibit 8.09(d), the Sponsor's power to cause or allow a merger or consolidation of this Plan with another plan is vested in the Administrator.

        (e)     Power over asset or liability transfers.

                The Sponsor's powers in this Plan to cause or allow a transfer of assets or liabilities from or to this Plan are suspended or terminated according to the Plan subsection entitled "Mergers and asset and liability transfers" (see Plan section 8.10(c)). Whenever the Sponsor may not cause or allow a transfer of assets or liabilities from or to this Plan, the Sponsor's power to cause or allow a transfer of assets or liabilities from or to this Plan becomes the power to direct the Administrator to cause or allow a transfer of assets or liabilities, and that power is vested in the person or persons identified in Exhibit 8.09(e). If there is no validly completed Exhibit 8.09(e), the Sponsor's power to cause or allow a transfer of assets or liabilities from or to this Plan is vested in the Administrator.

        (f)     Power to delegate.

                The Sponsor's powers in this Plan to delegate Fiduciary responsibilities not otherwise delegated in this Plan and to appoint Investment Managers are suspended according to the Plan subsection entitled "Other powers suspended" (see Plan section 8.10(f)). Whenever the Sponsor may not exercise those powers, the Sponsor's powers are vested in the person or persons identified in Exhibit 8.09(f), which may specify different persons for different powers. If there is no validly completed
                Exhibit 8.09(f) or if Exhibit 8.09(f) fails to identify a person for a power named in the first

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                sentence of this subsection, then each power not otherwise vested is vested in the Administrator.

        (g)     Other powers.

                The Sponsor's powers under this Plan not previously described in this Plan section are suspended according to the Plan subsection entitled "Other powers suspended" (see Plan section 8.10(f)), including the power to suspend benefit payments and the power to cause allocations of Plan Assets. If there is any such Sponsor power that is suspended or terminated and that power is not otherwise vested according to this Plan section or Plan article 10, if the suspension or termination of that power would cause this Plan to fail to operate because there is no Fiduciary otherwise empowered to act alone, then that power is vested in the Administrator except to the extent that the power is identified and vested in another person or persons according to any validly completed Exhibit 8.09(g).

        (h)     Relationship to other Plan provisions.

                Whenever this section results in the suspension or termination of the Sponsor's powers, that suspension or termination is effective without regard to other Plan provisions that appear to allow those powers to continue to be exercised by the Sponsor. This section's substitution of individuals or entities to exercise the Sponsor's powers, however, operate only to the extent that some other individual or entity has not been identified elsewhere in this Plan (for example, Plan article 10) or in a Trust Agreement as the Sponsor's substitute or as the transferee of that power.

        (i)     Exercise of power.

                To the extent that this Plan suspends a power of the Sponsor and vests that power in another, if a Trust Agreement or this Plan otherwise requires that power to be exercised by the Administrator, then that power becomes the power to direct the Administrator to cause or take the action that is the subject of that power.

8.10.   Trigger Events, Restoration Events. and Consequences

        (a)     Application of section.

                This section's remaining subsections apply only during a Suspension Period.

        (b)     Limitation on amendment and termination rights.

                This subsection governs the right to amend or terminate this Plan during a Suspension Period. After a First-tier Trigger Event and for the duration of

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                the Suspension Period, the Sponsor may not amend this Plan if, in the Administrator's opinion, that amendment would cause a reduction of any Accrued Benefit or any other form of dilution of the interests of the Participants in this Plan, measured on the day before the First-tier Trigger Event. After a Second-tier Trigger Event or a Financial Trigger Event and for the duration of the Suspension Period, the Sponsor may not amend or terminate the Plan.

        (c)     Mergers and asset and liability transfers.

                This subsection governs the transfer of assets and liabilities to and from this Plan during a Suspension Period. During a Suspension Period, the Sponsor's power to cause or allow a merger or consolidation of this Plan with another plan is suspended; the Sponsor's power to cause or allow transfers of assets or liabilities from or to this Plan is also suspended. After any Second-tier Trigger Event or Financial Trigger Event, except upon termination of this Plan, no person may cause any transfer of assets from this Plan's identifiable portion of any funding medium for this Plan.

        (d)     Consent to actions of Administrator.

                During a Suspension Period, any Plan provision requiring the Administrator to act only with the Sponsor's consent is not effective to require the Sponsor's consent; except for Sponsor powers vested in other' persons according to the Plan section entitled "Rules About Entities Exercising Powers" (see Plan section 8.09) or Plan article 10, and except when this Plan requires the consent of another Fiduciary, the Administrator is authorized to act alone.

        (e)     Consent to actions of Committees.

                During a Suspension Period, any Plan provision requiring any Plan Committee or any other committee to act only with the Sponsor's consent is not effective to require the Sponsor's consent; except for Sponsor powers vested in other persons according to Plan section 8.09 or Plan article 10, and except when this Plan requires the consent of another Fiduciary, any Plan Committee or any other committee is authorized to act alone.

        (f)     Other powers suspended.

                During a Suspension Period, the Sponsor's powers to delegate fiduciary responsibilities not otherwise delegated in this Plan, to appoint one or more Investment Managers, and to make any determination within the jurisdiction of any Administrator or any committee are suspended. During a Suspension Period, the Sponsor's powers not otherwise suspended according to this Plan section are suspended.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        (g)     Restoration events.

                According to this subsection, if any other provisions of this Plan section have been effected, causing a suspension of the Sponsor's powers, that other subsection no longer applies on the earliest of the dates described in this subsection's paragraphs.

                (1) One date is three calendar years after the most recent Trigger Event that provoked the suspension of powers, subject to an infinite number of one-year extensions if the Administrator so determines, in the December before the expiration of this paragraph's effective time.

                (2) Another date is the day on which the Administrator determines that all transactions provoking Trigger Events have been unwound or reversed, whether by mutual agreement of the parties, operation of law, or a court of competent jurisdiction.

                (3) Another date is the day on which the Administrator determines that the Sponsor's powers are restored, but the Administrator may not act under this subsection for one calendar year following the most recent Trigger Event that provoked the suspension of the Sponsor's powers.

                Despite this section, as long as the Crestar Financial Corporation OMNI Trust Agreement is in existence, a Restoration Event cannot operate to end a Suspension Period under this Plan during any period in which a Suspension Period (as defined in the Crestar Financial Corporation OMNI Trust Agreement) is in effect under that trust agreement.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Exhibit 8.08

This exhibit, according to Plan section 8.08, names an individual living Fiduciary to determine certain benefits or allocations. That person is

________________________________________________________________________

________________________________________________________________________



Date:________________

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Exhibit 8.09(b)

This exhibit, according to Plan section 8.09(b), names a person or persons to have the power to amend the Plan. The person is or the persons are

________________________________________________________________________

________________________________________________________________________




Date:________________

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Exhibit 8.09(c)

This exhibit, according to Plan section 8.09(c), names a person or persons to have the power to terminate the Plan. The person is or the persons are


________________________________________________________________________

________________________________________________________________________



Date:________________

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Exhibit 8.09(d)

This exhibit, according to Plan section 8.09(d), names a person or persons to have the power to cause or allow a merger or a consolidation of the Plan with another plan. The person is or the persons are


________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________







Date:_________________

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Exhibit 8.09(e)

This exhibit, according to Plan section 8.09(e), names a person or persons to have the power to cause or allow a transfer of assets or liabilities from this Plan to another plan or from another plan to this Plan. The person is or the persons are


________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________








Date:________________

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Exhibit 8.09(f)

This exhibit, according to Plan section 8.09(f), names a person or persons to have the power to delegate Fiduciary responsibilities not otherwise delegated in the Plan and to appoint Investment Managers. The person is or the persons are determined according to this table.

                                                   Specified Power
                                             (Delegate responsibilities,
Person(s)                                    appoint Investment Managers)


________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________










Date:________________

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Exhibit 8.09(g)

This exhibit, according to Plan section 8.09(g), names a person or persons to have the Sponsor's powers not described in subsections (b) through (f) of Plan section 8.09, including the power to suspend benefit payments and the power to cause allocations of Plan Assets. The person is or the persons are determined according to this table.

                                                      Specified Power
                                             (Suspend benefit payments, cause
Person(s)                                    allocations of Plan Assets, etc.)


________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________








Date:________________

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Article 9--Funding and Related Rules

9.01.   Suspension Periods

        This Plan article 9 reserves to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of the Sponsor's Designee in this Plan article 9 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

9.02.   Trust Agreements

        At the Sponsor's Designee's direction, this Plan's benefits may be funded through a Trust Fund governed by one or more Trust Agreements between the Sponsor and the Trustees and co-Trustees. Any Trust Fund must be managed by the Trustees and co-Trustees according to the Trust Agreements, which are interpreted to be consistent with this Plan. All rights that accrue to any Participant, Beneficiary, or other person are subject to all the terms of any Trust Agreements.

9.03.   Trust Fund: General Amounts: Segregated Amounts

        (a)     General.

                If there is one, the Trust Fund may include one or more trusts, as determined by the terms of the Trust Agreements and the Trustees and co-Trustees. The Trust Fund is the entire undistributed amount of all Plan contributions placed in the custody of the Trustees and co-Trustees, adjusted for expenses, gains, and losses. For some purposes, reference is made to General Amounts and Segregated Amounts, which arext two parts of any total Trust Fund. Some assets are treated unlike other amounts in any Trust Fund because their gains and losses are allocated to Accounts that hold those assets (this is not a reference to an Investment Fund, which necessarily must allocate gains and losses only to Accounts invested in that Investment
                Fund), and those segregated assets are referred to as Segregated Amounts. The Employer Stock Fund, for example, is not a Segregated Amount, but a Participant's Account's shares in a closely held corporation owned only by that Account is a Segregated Amount. The term General Amounts means the entire Trust Fund reduced by the Segregated Amounts. For purposes other than mere investment tracking, this Plan authorizes the segregation of assets that are either part of the General Amounts or the Segregated Amounts. All segregated assets may be held in one or more trusts established only

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                for segregated assets, all of which are part of the Trust Fund, whether they are General Amounts or Segregated Amounts.

        (b)     Trusts and accounts.

                At any time while there is a Trust Fund or other Plan Assets, the Sponsor's Designee may indicate that it intends to allow Participant-directed investments. Under those circumstances, any Trustee or any co-Trustee or group of co-Trustees who is exclusively responsible for the assets in question must create such investment options for Participant-directed investments as the Investment Committee directs and then allocate all Participant-directed investments to the appropriate trusts and accounts maintained as General Amounts or Segregated Amounts within the Trust Fund for that portion of this Plan. Otherwise, a Trustee or any co-Trustee or group of co-Trustees who is exclusively responsible for the assets in question must hold all Plan Assets that it receives and allocate them to the appropriate trusts and accounts maintained within the General Amounts or Segregated Amounts. As directed by the Administrator according to this Plan's terms, any Trustee or any co-Trustee must reflect allocations of Trust Fund assets (the assets themselves or the value of the assets, as may be required by the Plan's terms) to individual Participants' Accounts and Suspense Accounts. Income from each trust within the Trust Fund may be accumulated during each Fiscal Year until it is administratively efficient for reinvestment. The determination is made by any Trustee, co-Trustee, or group of co-Trustees who is exclusively responsible for the assets in question. Income from each trust may be reinvested in that trust or invested in other appropriate investments as determined by any Trustee, co-Trustee, or group of co-Trustees who is exclusively responsible for the assets in question pursuant to any Trust Agreement.

9.04.   Valuation of Trust Fund or Other Plan Assets

        (a)     Conclusive.

                The valuation of Plan Assets determined according to this Plan is binding on each Employer, the Participants, and all other persons interested in the Plan, any Contract, and any Trust.

        (b)     Employer Contribution Accounts.

                As of each Valuation Date, the Trustees and co-Trustees or any other holder of Plan Assets must determine the Employer Contribution Accounts' net worth (at the current fair-market value of the assets) and report that value to the Sponsor and the Administrator in writing.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        (c)     Employee Contribution Accounts.

                As of each Valuation Date, the Trustees and co-Trustees or any other holder of Plan Assets must determine the Employee Contribution Accounts' net worth (at the current fair-market value of the assets) and report that value to the Sponsor and the Administrator in writing.

9.05.   Investment Options

        (a)     Participant directions.

                Subject to any procedures that are added to the Administrator's Rules by the Sponsor's Designee or the Administrator according to this Plan, any Contract, or any Trust Agreement governing the rights of Participants to direct investments or to direct Phantom Investments, a Participant may direct the Administrator in writing to invest his Account or to attribute Phantom Investments for his Plan Liability Account in one or more specified investment media, including an Investment Fund, or otherwise as provided for in this Plan, any Contract, or any Trust Agreement under which the direction is authorized and approved by the Investment Committee.

        (b)     Changes in investments.

                A Participant may change the investment of his Account or the attributed Phantom Investments for his Plan Liability Account among any approved funds or other approved investments according to this Plan's procedures and the requirements of any Contract or Trust Agreement. The Sponsor's Designee must announce the dates on which the Participants may change their investments or their Phantom Investments among the investment media approved for the Plan. If any of the investment media are insurance Contracts or investments in insurance Contracts, those investments or Phantom Investments must be consistent with any Trust Agreement's limitations on insurance investments.

9.06.   Directing a Trustee or Holder of Plan Assets

        (a)     Persons who deal with a Trustee, co-Trustee, or holder of Plan
                Assets.

                Any person dealing with any Trustee, co-Trustee, or holder of Plan Assets is not required to determine whether any sale or purchase by that Trustee, co-Trustee, or holder of Plan Assets has been authorized or directed by an Employer or the Administrator; and each person is fully protected in dealing with any Trustee, co-Trustee, or holder of Plan Assets in the same manner as if the provisions of this section were not a part of this Plan.

        (b)     Appraisals.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Whenever a Trustee, co-Trustee, or holder of Plan Assets is directed to purchase or sell Plan Assets according to the provisions of the Plan, any Contract, or any Trust Agreement, that Trustee, co-Trustee, or holder of Plan Assets in its sole discretion is permitted at the expense of the Sponsor to obtain an appraisal of the value of the assets to be purchased or sold; each Trustee, co-Trustee, or holder of Plan Assets is fully protected and indemnified by the director whenever purchasing or selling at the appraised value or in refusing to purchase or sell at other than the appraised value.

        (c)     Instructions regarding Employer ERISA Securities.

                To the extent required by other provisions of this Plan, any Contract, or any Trust Agreement, each Trustee, co-Trustee, or holder of Plan Assets must execute each Participant's, each Special Trustee's, and the Administrator's instructions on all matters involving the purchase, sale, or voting of Employer ERISA Securities and involving the exercise of rights and options pertaining to Employer ERISA Securities.

        (d)     Compliance with Administrator's directions.

                Any Trustee, any co-Trustee, or any other person is not under a duty to question the directions of the Administrator or to question the directions of any other Fiduciary who is authorized in this Plan, any Contract, or any Trust Agreement to direct that Trustee, co-Trustee, or other person, and each Trustee, co-Trustee, or holder of Plan Assets must comply as promptly as possible with the Administrator's or such other Fiduciary's directions if those directions are not inconsistent with the terms of any Contract or Trust Agreement.

        (e) Trustee's or holder's inability or unwillingness to comply with directions.

                If a Trustee, co-Trustee, or holder of Plan Assets receives instructions or directions from the Sponsor's Designee or the Administrator or receives directions from another Fiduciary who is authorized in any Contract or Trust Agreement to direct that Trustee, co-Trustee, or holder of Plan Assets; and if that Trustee, co-Trustee, or holder of Plan Assets is unable or unwilling to comply with those directions, that Trustee, co-Trustee, or holder of Plan Assets may resign by giving written notice to the Sponsor within a reasonable time after the receipt of such instructions or directions; and, despite any other provisions in any Contract or Trust Agreement, in that event, that Trustee, co-Trustee, or other person has no liability to any person for failing to comply with those instructions or directions.

9.07.   Participant-directed Investments

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        (a)     Conditional effectiveness.

                Except for directions according to subsection (q), which may be made effective according to Administrator's Rules created or revised by the Sponsor's Designee, Participant directions according to this Plan section are not effective until the Plan has a Trust Fund at least in part governed by a Trust Agreement allowing Participant directions. Any Trustee or any co-Trustee may decline to serve as Trustee or co-Trustee for all or any portion of the Trust Fund that is subject to Participants' directions according to this Plan section or may so decline as to one or more provisions in this section. Any Trustee or any co-Trustee may so decline at any time by notifying the Sponsor and all other Trustees and co-Trustees (if there are any) in writing when first accepting trustee responsibilities according to a Trust Agreement or, if later, at least thirty days before his notice is effective. A notice according to this subsection must specify all portions of the Trust Fund to which it applies, all provisions of the Plan section to which it applies, and the date or dates on and through which it is effective. Except for subsection (q), investments may be directed according to this Plan section and any of its subsections only during periods for which at least one Trustee or co-Trustee has not declined to be Trustee or co-Trustee as to that subsection upon which the direction is based and as to the portions of the Trust Fund to and from which the investment is directed. To the extent that there is at least one Trustee or co-Trustee for the Trust Fund or portion of the Trust Fund, however, that Trust Fund or portion must be administered consistent with the regulations and announcements interpreting ERISA section 404(c).

        (b)     Divestment.

                Trust Fund assets may not be held in any portion of the Trust Fund for which there is no person with trustee responsibilities according to any Trust Agreement. If a notice according to subsection (a) would otherwise result in Trust Fund assets remaining in a portion of the Trust Fund for which there is no person with trustee responsibilities, that notice is not effective until either a person who becomes a Trustee or co-Trustee assumes those trustee responsibilities or, if earlier, until those assets are transferred to a portion of the Trust Fund for which a Trustee, a co-Trustee, or a group of co-Trustees has not declined trustee responsibilities according to a Trust Agreement. To implement the preceding sentence, the Trustee, co-Trustee, or group of co-Trustees giving the notice may cause the creation of one or more additional Trusts (for example, a separate Trust might be created to hold assets for the Account of a Participant who desires to continue to direct his investments after a Participant-directed-investment provision in this Plan section

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                otherwise would become inoperative) to which the assets in question are sold or transferred as allowed by law.

        (c)     Participant directions limited.

                A Participant's directed investments under this Plan section may not exceed the total value of the Participant's Accounts corresponding to the identified Accounts or portions of Accounts (if any) specified (for all Participants generally or for any Participant individually) by the Sponsor's Designee as subject to this section. The Investment Committee or the Sponsor's Designee may cause any Trustee or co-Trustee to limit Participants' investment choices to an administratively efficient number of specific types of investments or funds, including an Employer Stock Fund. Those limitations on investment choices must not cause the Plan to fail to be an ERISA section 404(c) plan, as described in regulations. Except to the extent that the Sponsor's Designee announces otherwise or it is necessary to satisfy other provisions of this Plan section, Employer Securities held in the Plan are subject to Participant-directed investment. The Investment Committee or the Sponsor's Designee may designate administratively convenient times for Participants to exercise their rights under this Plan section.

        (d)     Communication of directions.

                To the extent that a Participant may direct investments according to the Plan and any Trust Agreements, unless specifically provided otherwise according to this Plan section or the Administrator's Rules, that Participant's investment directions may be communicated to the Administrator at intervals and times acceptable to the Administrator. A Participant's investment directions under this Plan section are continuing directions until a timely request for a change in investments is received by the Administrator. To the extent that a Participant may direct investments according to the Plan and any Trust Agreement, unless specifically provided otherwise in this Plan section or the Administrator's Rules, until that Participant's first timely investment is effective, that portion of that Participant's Account must be invested according to the decisions of the Trustee or each co-Trustee having custody of those Plan Assets. The Investment Committee or the Sponsor's Designee may direct the Administrator to change and announce a different minimum notice period for Participant directions (and direction changes) under this Plan section or any of its subsections and also to change and announce the date or one or more dates during the year on which Participant directions will be executed.

        (e)     Directed investments.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Except as provided in the Administrator's Rules or subsections
                (f), (k), and (1), as to any Account or portion of his Account that is subject to his own investment directions according to this Plan and a Trust Agreement, a Participant may direct the investment of his Account into any investment permissible under this Plan, including any of the Trust Fund's Investment Funds or Segregated Amounts that are investment media approved by the Investment Committee or the Sponsor's Designee. To direct investments, a Participant must complete the appropriate forms provided by the Administrator and return those forms to the Administrator no later than the dates announced by the Administrator.

        (f)     Percentage limitations.

                This subsection applies to an Account or a portion of an Account to the extent that a Participant may direct investments from that Account or portion according to this Plan and a Trust Agreement, but if another subsection within this Plan section governs an identified Account or portion of an Account and contains conflicting provisions, any specific provision of this subsection is superseded and adjusted as to that identified Account or portion of an Account to the extent that the adjustment is necessary to have this subsection operate consistently with the provisions of that other subsection. Subject to any contrary determinations announced by the Administrator or by the Sponsor's Designee, a Participant's investment directions must be in whole percentages and in increments of twenty-five percent of his Account. Determinations by the Sponsor's Designee according to the preceding sentence supersede the Administrator's and may apply on an individual Participant basis. Except as otherwise provided in the Administrator's Rules, a Participant's directions must cover the entire amount of his Account. Except as otherwise provided in the Administrator's Rules, a Participant may direct the investment of his Account into one or more funds or media as long as those directions do not result in an investment in one fund of less than twenty-five percent (or that other percentage announced by the Sponsor's Designee) of the Participant's Account. Except as otherwise provided in the Administrator's Rules, the minimum amount that a Participant may transfer from one Investment Fund or other investment medium to another must be at least twenty-five percent of that Participant's Account (or such lesser or greater percentage figure announced by the Sponsor's Designee) or, if less, the entire amount of that Participant's investment in that investment medium or Investment Fund.

        (g)     Direction by Participants.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Subject to the limitations of subsection (a) and to any minimum notice periods announced by any Trustee or co-Trustee (on behalf of himself or other co-Trustees) at the Administrator-certified written direction of any Participant (but not-after the Participant has died-the Participant's Beneficiaries), each Trustee, co-Trustee, or group of co-Trustees with custodial responsibility for the assets in question must segregate the value requested and must after that invest and reinvest and otherwise deal with that General Amount or Segregated Amount as directed by the Participant, segregating the new assets in an appropriate part of the Trust Fund. A Participant may not direct investments into disability or health insurance until the Sponsor's Designee has authorized such investments. A Participant may direct investments into securities of an Employer or an Affiliate or in Qualifying Employer Real Property if the Trustee, co-Trustee, or group of co-Trustees with custodial responsibility for the assets in question has agreed to allow Participants to make such directions, but a Trustee, co-Trustee, or group of co-Trustees may not be directed to make such investments if the seller is unwilling to sell. The preceding provision will not be deemed to prevent an Employer from contributing Qualifying Employer Real Property or Securities of the Employer or an Affiliate. If the Sponsor's Designee or the Investment Committee has authorized such transactions, by mutual consent of the Participants involved, as evidenced by written directions according to this Plan section, two or more Participants may exchange assets forming part of their respective Accounts that are Segregated Amounts subject to their respective individual investment directions, and if necessary, the Trustee, co-Trustee, or group of co-Trustees with custodial responsibility must transfer the assets to and from the appropriate segregated trusts forming part of the Trust Fund. By directions similar to those that create an investment in an Investment Fund or a Segregated Amount according to this Plan section, a Participant may direct that all or part of the value of his Account that is subject to his own investment directions be returned to the investment control of the Trustee or other appropriate Fiduciary as of any future Valuation Date.

        (h)     Creation of funds.

                The Sponsor's Designee or Investment Committee may direct one or more Trustees or co-Trustees to create an Employer Stock Fund (to hold Employer Stock) as an investment fund into which Participants may direct the investment of their Accounts.

        (i)     Fund for Nondirected Accounts.

                The remaining sentences of this subsection are effective only when the Sponsor's Designee so announces. If a Participant chooses not to direct

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                the investment of all or part of his Account, his Account or that portion of his Account that is otherwise subject to his direction according to this Plan's subsections must be invested in a cash-equivalent investment until he directs otherwise. Each Participant must receive information, including any prospectuses or reports, about the expected rate of return on amounts that are invested in a cash-equivalent investment and the safety of that investment

        (j)     Other Participant rights.

                To the extent that the Sponsor's Designee permits it and has so announced to all affected Participants selected by the Sponsor's Designee, each Participant's right to direct investment and reinvestment includes the Participant's right to select a broker, salesman, or agent to execute the investment orders. To the extent that the Sponsor's Designee permits it and has so announced to all affected Participants, each Participant may designate one or more Investment Managers to manage all or part of his Account. To the extent that the Sponsor's Designee permits it and has so announced to all affected Participants selected by the Sponsor's Designee, each Participant may also delegate his right to select investments and reinvestments and to select brokers, salesmen, or agents. If a Participant dies before his Account is totally distributed, all of that Participant's rights, powers, and control according to this Plan section immediately terminate.

        (k)     Separation from Service.

                The remaining sentences of this subsection are effective only when the Sponsor's Designee so announces. If a Participant is Separated from Service and his Account is to be distributed in installments or if distribution is to be delayed more than six months after the normal payment date for a single-sum distribution, that Participant's Account for postponed distributions may be invested in a cash-equivalent investment as of the first day of the Plan Year coincident with or immediately after the date of the election that makes this subsection applicable to his Account.

        (l)     Post-employment rights.

                To the extent that the Sponsor's Designee permits it and has so announced to all affected Participants selected by the Sponsor's Designee, if a Participant terminates employment with the Employers and becomes an employee of another employer that has a retirement plan in which the Participant is eligible for coverage, the Participant may direct that the Participant's Nonforfeitable Accrued Benefit be transferred to that other plan. That direction, to be effective, must be in writing and must be received by each Trustee so directed within sixty days after the last day of

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                the Plan Year of the Participant's termination. Upon his termination of employment with the Employers, a Participant's rights to direct investments according to this Plan section stop as to all portions of his Accounts that are Forfeitable.

        (m)     Trustee exoneration.

                To the extent permissible according to law, each Trustee and co-Trustee has no further investment responsibility for assets that become part of an Investment Fund or a Segregated Amount at a Participant's direction and has no liability or responsibility for any value lost in a Participant's Account attributable to assets that become part of an Investment Fund or a Segregated Amount at a Participant's direction. In the absence of Participant directions or another Fiduciary's directions according to this section, each Trustee and co-Trustee is free to proceed without the concurrence or affirmative expression of an Employer, any Participant, or any other person to handle, manage, control, invest, and reinvest the Trust assets under the powers granted in any Trust Agreement with the same force and effect as if this section were not a part of the Plan.

        (n)     Participant-provoked appraisals.

                Whenever any Trustee, co-Trustee, or group of co-Trustees is directed on behalf of a Participant according to this Plan and a Trust Agreement to purchase or sell assets that are not part of an Investment-Committee-approved Investment Fund or are not going to be part of such a fund in the Trust Fund, that Trustee, co-Trustee, or group in its sole discretion is permitted at the expense of the directing Participant to obtain an appraisal of the value of the assets to be purchased or sold; that Trustee, co-Trustee, or group is fully protected and indemnified by that Participant whenever purchasing or selling at the appraised value or in refusing to purchase or sell at other than the appraised value.

        (o)     Voting stock from Participant directions.

                Except to the extent that the stock in question is an Employer Security and its voting rights are otherwise specified in this Plan (see Plan section 9.08 entitled "Voting Shares") or a Trust Agreement, when any Trustee, co-Trustee, or group of co-Trustees holds voting stock as a Segregated Amount because of a Participant's directions on investment, if that stock is not traded on an established securities exchange or an over-the-counter market, and if it represents more than five percent of the voting power of its class of stock issued and outstanding, then-to the extent and in the manner provided by the applicable governing statute-the Trustee, co-Trustee, or group must exercise in favor of the appropriate Participant a proxy or proxies, valid for the maximum period of time permitted under

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                the applicable statute governing the execution of the proxies, entitling the Participant fully to exercise the voting and consent or dissent rights of shareholders of the particular class, series, or type of shares so acquired or held.

        (p)     Charges and expenses.

                A Participant's Account may not be charged for the reasonable expenses of carrying out that Participant's investment directions, unless that Participant was informed of that fact before those directions were implemented. Each Participant must also receive periodic reports on the actual expenses attributable to effecting his directions and the amounts of any assessment against his Account.

        (q)     Phantom Investments.

                The Sponsor's Designee may announce Administrator's Rules authorizing and governing Participant directions of Phantom Investments. Unless otherwise provided in the Administrator's Rules, a Phantom Investment may not be directed by a Participant unless that Participant could have directed an identical investment from his Account, calculated as if that Participant's Plan Liability Account had been eliminated by allocations to the coordinate portions of the Participant's Account. The Administrator's Rules may restrict Phantom Investments in any manner, even if the result is potential Phantom Investments that are not as extensive, frequent, or diverse as Account investments that could be caused by Participant directions according to this Plan section. When creating the Administrator's Rules authorized by this subsection, the Sponsor's Designee also must cause the nominal results of a Participant's Phantom Investments to be adjustments to that Participant's Plan Liability Account by exercising the power described in the Plan article 4 subsection entitled "Plan Liability Accounts" (see Plan section 4.02(b)).

9.08.   Voting of Shares

        (a)     Trustee's exercise of rights regarding Employer Securities.

                The provisions of this subsection are subject to the provisions in the remaining subsections of this Plan section. The provisions of this subsection apply, if there is a Trust Fund, to all of the Trust Fund's Employer Securities. Employer Securities held in any Trust Fund may be voted by any Trustee or co-Trustee only according to the written instructions of the Participant for whose Account those assets are held. Shares unallocated as of any voting record date or shares as to which the Trustee receives no written instructions must be voted in accordance with the written instructions of the Investment Committee acting as co-Trustee.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Options and other rights (for example, tender rights) inuring to the benefit of Employer Securities allocated to a Participant's Account may be exercised by any Trustee or co-Trustee only according to the written instruction of the Participant for whose Account those assets are held. Options and similar rights (for example, tender rights) inuring to the benefit of unallocated shares or assets must be exercised by a Trustee or a co-Trustee according to the written instructions of the Investment Committee acting as co-Trustee. Participant directions under this section may be itemized or a general (blanket) direction or authorization.

        (b)     Taxation.

                If the exercise of an option or other right not involving an investment decision would result in current income taxation to the Participant, that option or right may be exercised by each affected Trustee or co-Trustee only upon the written instruction of the Investment Committee acting as a co-Trustee and, despite this Plan section's other provisions-unless those provisions must be honored to allow this Plan to continue as intended according to the Plan subsection entitled "Qualification intended" (see Plan section 3.02(b))-not upon the Participant's instruction. The Investment Committee's directions under this subsection may be itemized or a general (blanket) authorization.

        (c)     Information to Participants.

                Whenever a Participant's right to direct voting or a similar right (such as a tender right) is at hand, the Investment Committee must see that the Participants receive all notices, prospectuses, financial statements, proxies, and proxy solicitation materials relating to Employer Securities held for their Accounts.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Article 10--Administration

10.01.  Fiduciaries. Allocation of Responsibility

        (a)     Suspension Periods.

                This Plan article 10 reserves to the Sponsor certain discretionary authority and powers; all Sponsor powers, however, are exercised by other Fiduciaries according to this Plan during a Suspension Period. A reference to the Sponsor or a reference to acts of the Sponsor's Designee in this Plan article 10 in the context of a power is, during any Suspension Period, a reference to the Fiduciary authorized to exercise that power.

        (b)     Named Fiduciaries.

                This Plan's Named Fiduciaries are the Sponsor, the Administrator, any Alternate Administrators, the Investment Committee, and each Trustee or co-Trustee. Each Named Fiduciary is severally liable for its responsibilities according to the terms of this Plan.

        (c)     Multiple-person Fiduciaries.

                A Fiduciary may be made up of more than one person (as defined in ERISA section 3(9) and for this Plan, a person includes an individual, a partnership, a joint venture, a corporation, a mutual company, a joint-stock company, an unincorporated organization, an association, or an employee organization). A multiple-person Trustee is made up of co-Trustees. A multiple-person Administrator is made up of Administrator-members. A multiple-person Fiduciary is made up of Fiduciary-members (general references to multiple-person Fiduciaries include a multiple-person Administrator). In describing notices, responsibilities, liability limitations, and the like, this Plan's references to a Trustee extend to each co-Trustee, its references to an Administrator extend to the constituent Administrator-members, its references to an Alternate Administrator extend to the constituent Alternate Administrator-members, and its references to any Fiduciary extend to the constituent Fiduciary-members. Any Fiduciary may require the Sponsor to certify in writing to it the names of those persons who constitute a multiple-person Fiduciary. A Fiduciary may rely on such a certification it receives and may assume that those persons continue to constitute that Fiduciary until a new certificate is received.

        (d)     Sponsor.

                Except as provided in this article, only the Sponsor's Designee may name the Investment Committee, the Administrator, the Alternate Administrators, and additional or successor Trustees or co-Trustees.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Except as provided in this article, only the Sponsor's Designee may designate other Named Fiduciaries.

        (e)     Trustee.

                Except as provided in any Trust Agreements, each Trustee or co-Trustee has exclusive responsibility for the control and management of the portion of the Trust Fund placed in that Trustee's or co-Trustee's custody. If an Investment Manager is appointed according to a Trust Agreement, the Trustee or each co-Trustee under that Trust Agreement is released from any obligation or liability for the management, investment, or control of the assets for which the appointment is made.

        (f)     Administrator.

                The Administrator has only the responsibilities described in this Plan and the responsibilities delegated by the Sponsor's Designee and accepted by the Administrator. Except to the extent provided in this Plan and in any Trust Agreements, the Administrator has no responsibility for the control or management of any Trust Fund assets or Plan Assets.

        (g)     Alternate Administrator.

                An Alternate Administrator or, if there are no Alternate Administrators, the administrator under the Crestar Financial Corporation Permanent Executive Benefit Plan, becomes the Administrator under certain circumstances described in this Plan article.

        (h)     Lack of designation.

                Except as provided in this article and in Plan article 8, all responsibilities not specifically delegated to another Named Fiduciary remain with the Sponsor, including designating all additional Fiduciaries not named in this Plan or a Trust Agreement. Responsibility for funding (benefit payments) is determined according to Plan article 3. Except as provided in this Plan article and in Plan article 8, the Sponsor's Designee has the power to delegate Fiduciary responsibilities not specifically delegated by the terms of this Plan or a Trust Agreement. A delegation may be made to any individual or entity. Except as provided in this Plan article and in Plan article 8, each person to whom Fiduciary responsibility is delegated serves at the Sponsor's pleasure and for the compensation determined in advance by the Sponsor and that person, except as prohibited by law. A person to whom Fiduciary responsibility is delegated may resign after thirty days' notice in writing delivered to the Sponsor. Except as provided in this Plan article and in Plan article 8, the Sponsor's Designee may make additional delegations, including delegations occasioned by resignation, death, or other cause, and including delegations to successor

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Administrators or members of the Administrator, successor Alternate Administrators or members of Alternate Administrators, successor Investment Committees or members of the Investment Committee, and additional or successor Trustees or co-Trustees.

        (i)     Allocation of responsibility.

                This Plan and each Trust Agreement allocate to each Named Fiduciary the individual responsibilities assigned. Responsibilities are not shared by Named Fiduciaries unless the sharing is provided specifically in this Plan or a Trust Agreement.

        (j)     Separate liability.

                Whenever one Named Fiduciary is required by the Plan or a Trust Agreement to follow the directions of another Named Fiduciary, the two have not been assigned to share the responsibility. The Named Fiduciary giving directions bears the sole responsibility for those directions, and the responsibility of the Named Fiduciary receiving those directions is to follow those directions as long as on their face the directions are not improper under applicable law.

10.02. Administrator Appointment, Removal, Successors, Except During a Suspension Period

        (a)     Application of section.

                The remaining provisions of this Plan section 10.02 are effective during any period that is not a Suspension Period.

        (b)     Administrator appointment.

                The Sponsor's Designee may name the Administrator to administer the Plan. There may be one or more individuals or entities acting as the Administrator under this Plan, as the Sponsor's Designee determines. If there is no Administrator, the Sponsor is the Administrator until a different Administrator is named and accepts its responsibilities under this Plan. According to the same procedures that apply to the appointment of a successor member, additional individuals and entities may be appointed to become members of the Administrator.

        (c)     Administrator resignation, removal.

                If the Administrator is not made up of more than one person, that Administrator may resign on thirty days' notice in writing to the Sponsor. If the Administrator is made up of more than one person, any of those persons may resign on thirty days' notice in writing to the Sponsor. The Sponsor may remove the Administrator or any Administrator-member by

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                thirty days' written notice to the Administrator or to the Administrator-member in question. The Sponsor and the Administrator or a Administrator-member may agree to a shorter notice period for resignation or removal.

        (d)     Successor Administrator appointment.

                If the Administrator resigns or is removed or otherwise ceases to serve, or if all of the persons who make up the Administrator resign or are removed or otherwise cease to serve, the Sponsor's Designee may appoint a successor Administrator. A successor Administrator appointed according to this subsection has the same qualifications as the original Administrator.

        (e)     Successor Administrator-member appointment.

                If an Administrator-member resigns or is removed or otherwise ceases to serve, the Sponsor's Designee may appoint a successor member. An additional Administrator-member or successor Administrator-member has the same qualifications as the original Administrator-members.

        (f)     Qualification.

                Each successor Administrator, each person who is a successor to an Administrator-member, and each additional Administrator-member may qualify after his appointment by executing, acknowledging, and delivering acceptance to the Sponsor in a form satisfactory to the Sponsor's Designee; each successor without further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor, and each additional person is similarly vested, just as if originally named as the Administrator or as an Administrator-member in this Plan.

10.03.  Administrator Appointment, Removal, Successors During a Suspension
        Period

        (a)     Application of section.

                Except as described in this subsection, the remaining subsections of this Plan section 10.03 are effective only during a Suspension Period. The first sentence of the subsection (e) is effective at all times, subject to Plan article 8.

        (b)     General.

                There may be one or more individuals or entities acting as the Administrator under this Plan.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        (c)     Suspension of Sponsor's powers.

                The Sponsor may not appoint or remove the Administrator, any successor Administrator, any Administrator-member, or any successor or additional Administrator-member.

        (d)     Removal.

                When a Trigger Event occurs, if the Administrator or an Administrator-member is the Sponsor, an Employer, an ERISA Affiliate, or a Related Entity, that Administrator or Administrator-member is removed and the Alternate Administrator that is next in line (according to the exhibit referred to in Plan section 10.05(b)) to become the successor Administrator succeeds the departing Administrator. If the Administrator or an Administrator-member later determines that it is the Sponsor, an Employer, an ERISA Affiliate, or a Related Entity, that Administrator or Administrator-member must immediately provide all other Administrator-members and the Alternate Administrator that is next in line (according to the exhibit referred to in Plan section 10.05(b)) to become the successor Administrator with written notice of that relationship; that Administrator or Administrator-member is removed and that Alternate Administrator that is next in line to become the successor Administrator succeeds the departing Administrator. If there are no Alternate Administrators to succeed an Administrator according to this subsection, the administrator of the Crestar Financial Corporation Permanent Executive Benefit Plan is the Alternate Administrator unless that entity is the Sponsor itself, another Employer, an ERISA Affiliate, or a Related Entity. Removal of an Administrator under this subsection is effective immediately if there is a successor Administrator under this subsection. If there is no successor Administrator under this subsection (because there are no Alternate Administrators), the departing Administrator (even if that entity is the Sponsor itself, another Employer, an ERISA Affiliate, or a Related Entity) must immediately apply to a court of competent jurisdiction to have a successor appointed; removal of the Administrator (even if that entity is the Sponsor itself, another Employer, an ERISA Affiliate, or a Related Entity) is not effective until a successor is so appointed and begins his service as Administrator.

        (e)     Removal for interest.

                The remaining provisions of this subsection are not effective until the Sponsor's Designee announces that they are effective. Even if an Administrator or Administrator-member is not the Sponsor, an Employer, an ERISA Affiliate, or a Related Entity, any Fiduciary may suggest the removal of the Administrator or an Administrator-member by providing written notice as described in the next two sentences. In the case of the

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Administrator, the notice must be provided to the Administrator and the Sponsor; in the case of an Administrator-member, the notice must be provided to the Sponsor, the affected member, and to all other Administrator-members. The written notice must state that, in the opinion of that Fiduciary, that Administrator or Administrator-member should not continue to serve because of the existence of or the appearance of control or an interest that is inconsistent with that Administrator's or Administrator-member's ability to act for the benefit of the Participants under the Plan. If the Administrator or Administrator-member does not consent to the proposed removal, then to pursue the removal, the proposing Fiduciary must provide to one or more other Fiduciaries the written notice described in the prior sentence. If one other Fiduciary consents to the proposed removal, the removal is effective (and the Administrator's successor is determined) as if it had occurred under the preceding subsection. If at least one other Fiduciary does not consent to the proposed removal (or if there are no other Fiduciaries and the Administrator or Administrator-member that is targeted for removal does not consent to the removal), then the matter must be resolved by arbitration, to be held in Richmond, Virginia in accordance with the rules and procedures of the American Arbitration Association. All costs, fees, and expenses of any arbitration in accordance with this subsection that results in removal shall be borne by and be obligation of the removed Administrator or Administrator-member. All costs, fees, and expenses of any such arbitration that does not result in removal shall be borne by and be the obligation of the Sponsor. Removal of an Administrator under this subsection is effective (and the Administrator's successor is determined) as if it had occurred under the preceding subsection.

        (f)     Resignation.

                The Administrator may resign on thirty days' notice in writing to the Alternate Administrator that is next in line (according to the exhibit referred to in Plan section 10.05(b)) to become the successor Administrator. The Administrator and that Alternate Administrator may agree to a shorter notice period. If there is no Alternate Administrator to become the successor Administrator, then the Administrator's resignation cannot be effective until he appoints a successor Administrator and until that successor begins his service as Administrator. Alternatively, the resigning Administrator may apply to a court of competent jurisdiction to have a successor appointed; and the Administrator's resignation is not effective until a successor is so appointed and begins his service as Administrator. Any Administrator-member (but not the sole remaining member of an Administrator) may resign on thirty days' notice in writing to the remaining members of that Administrator. The Administrator-members may agree to

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                a shorter notice period. A sole remaining member's resignation must comply with subsection (f) of this section.

        (g)     Successor appointment.

                A successor Administrator may not be the Sponsor, an Employer, an ERISA Affiliate, or a Related Entity, and each successor Administrator is subject to all of this section's provisions.

        (h) Additional and successor Administrator-members: continuing service.

                The Administrator may appoint additional and successor Administrator-members. An additional or successor Administrator-member may not be the Sponsor, an Employer, an ERISA Affiliate, or a Related Entity, and each additional and successor Administrator-member is subject to all of this section's provisions. Subject to this section's provisions on removal and resignation, the Administrator and each Administrator-member continue to serve.

        (i)     Qualification.

                Each person who is a successor to an Administrator-member and each additional Administrator-member may qualify after his appointment by executing, acknowledging, and delivering acceptance to the Administrator in a form satisfactory to the Administrator; each successor Administrator may qualify after appointment by executing, acknowledging, and delivering acceptance to the predecessor Administrator in a form satisfactory to that predecessor; each successor without further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor, and each additional person is similarly vested, just as if originally named as the Administrator or as an Administrator-member in this Plan.

10.04. Alternate Administrator Appointment, Removal. Successors, Except During a Suspension Period

        (a)     Application of section.

                The remaining provisions of this Plan section 10.04 are effective during any period that is not a Suspension Period.

        (b)     Alternate Administrator appointment.

                The Sponsor's Designee may name one or more Alternate Administrators. At any time, the identities of any Alternate Administrators must be reflected in an exhibit to this Plan. If there is more than one Alternate Administrator, the exhibit must list those Alternate Administrators in order of appointment (the earliest appointed Alternate Administrator must be

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                listed first, etc.). The exhibit must be revised each time an Alternate Administrator is appointed or removed or resigns. There may be one or more individuals or entities acting as a single Alternate Administrator under this Plan, as the Sponsor determines. According to the same procedures that apply to the appointment of a successor member, additional individuals and entities may be appointed to become members of an Alternate Administrator.

        (c)     Alternate Administrator resignation, removal.

                If an Alternate Administrator is not made up of more than one person, that Administrator may resign on sixty days' notice in writing to the Sponsor. If an Alternate Administrator is made up of more than one person, any of those persons may resign on thirty days' notice in writing to the Sponsor. The Sponsor may remove an Alternate Administrator or any Alternate Administrator-member by sixty days' written notice to the Alternate Administrator or to the Alternate Administrator-member in question. The Sponsor and an Alternate Administrator or an Alternate Administrator-member may agree to a shorter notice period for resignation or removal.

        (d)     Successor Alternate Administrator-member appointment.

                The Sponsor's Designee may appoint additional or successor Alternate Administrator-members. An additional or successor Alternate Administrator-member has the same qualifications as original Alternate Administrator-members and is appointed in the same way.

        (e)     Qualification.

                Each Alternate Administrator, each person who is a successor to an Alternate Administrator-member, and each additional Alternate Administrator-member may qualify after his appointment by executing, acknowledging, and delivering acceptance to the Sponsor in a form satisfactory to the Sponsor; each successor member without further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor, and each additional person is similarly vested, just as if originally named as an Alternate Administrator-member in this Plan.

10.05. Alternate Administrator Appointment, Removal, Successors During a Suspension Period

        (a)     Application of section.

                The remaining provisions of this Plan section 10.05 are effective only during a Suspension Period.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        (b)     Alternate Administrator appointment.

                There may be one or more individuals or entities acting as Alternate Administrators under this Plan. The Administrator may appoint one or more Alternate Administrators. At any time, the identities of the Alternate Administrators must be reflected in an exhibit to this Plan. If there is more than one Alternate Administrator, the exhibit must list those Alternate Administrators in order of appointment (the earliest appointed Alternate Administrator must be listed first, etc.). When the Plan section entitled "Administrator Appointment, Removal, Successors During a Suspension Period" (see Plan section 10.03) refers to the Alternate Administrator that is next in line to become the successor Administrator, that section refers to the Alternate Administrator that is listed first on the exhibit. The Administrator must revise the exhibit each time an Alternate Administrator is appointed or resigns. An Alternate Administrator may not be the Sponsor, an Employer, an ERISA Affiliate, or a Related Entity, and each Alternate Administrator is subject to all of this section's provisions.

        (c)     Suspension of Sponsor's powers.

                The Sponsor may not appoint or remove any Alternate Administrator, any Alternate Administrator-member, or any successor or additional Alternate Administrator-member.

        (d)     Removal: resignation.

                An Alternate Administrator or an Alternate Administrator-member cannot be removed, although an Alternate Administrator that becomes a successor Administrator is subject to removal under the Plan sections entitled "Administrator Appointment, Removal, Successors, Except During a Suspension Period" and "Administrator Appointment, Removal, Successors During a Suspension Period" (see Plan section 10.02 and Plan section 10.03). An Alternate Administrator or any Alternate Administrator-member may resign on thirty days' notice in writing to the Administrator. The Alternate Administrator or an Alternate Administrator-member and the Administrator may agree to a shorter notice period.

        (e) Additional and successor Alternate Administrator-members-, continuing service.

                An Alternate Administrator may appoint additional and successor Alternate Administrator-members. An additional or successor Alternate Administrator-member may not be the Sponsor, an Employer, an ERISA Affiliate, or a Related Entity, and each additional and successor Alternate Administrator-member is subject to all of this section's provisions. Subject

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                to this section's provisions on removal and resignation, each Alternate Administrator and each Alternate Administrator-member continue to serve.

        (f)     Qualification.

                Each Alternate Administrator, each person who is a successor to an Alternate Administrator-member, and each additional Alternate Administrator-member may qualify after his appointment by executing, acknowledging, and delivering acceptance to the Administrator in a form satisfactory to the Administrator; each successor member without further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor, and each additional person is similarly vested, just as if originally named as an Alternate Administrator-member in this Plan.

10.06.  Operation of Administrator

        (a)     Records.

                The Administrator must keep a record of all of its proceedings and acts and all other data related to its responsibilities under this Plan. Crestar Financial Corporation OMNI Trust. The Administrator must notify each relevant Trustee or co-Trustee of any Administrator action other than routine administrative actions and must notify any other person when notice to that other person is required by law.

        (b)     Multiple-person Administrator's acts and decisions.

                A multiple-person Administrator's acts and decisions must be made by a majority vote if the number of persons who constitute the Administrator is three or more; otherwise, such acts and decisions must be by unanimous vote. A meeting of all members of a multiple-person Administrator need not be called or held to make decisions or take any action. Decisions may be made or action taken by written documents signed by the required number of members. If the Administrator-members are deadlocked, subject to the provisions of this article and Plan article 8, the Sponsor must make the determination, and that determination is binding on all persons. An Administrator-member is not disqualified from exercising the powers conferred in this Plan merely because he is a Participant or a Participant's Beneficiary.

        (c)     Delegations by a multiple-person Administrator.

                The Administrator-members may delegate to one or more of their number authority to sign documents on behalf of the Administrator or to perform ministerial acts, but no member to whom that authority is delegated may

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                perform an act involving the exercise of discretion without first obtaining the concurrence of the required number of other members, even though the one alone may sign a document required by third parties. Without any designation from the other members, one Administrator-member may execute instruments or documents on behalf of the Administrator until the other members object in writing and file that objection with the Sponsor.

10.07. Other Fiduciary Appointment, Removal, Successors, Except During a Suspension Period

        (a)     Application of section.

                The subsections of this Plan section 10.07 are effective during any period that is not a Suspension Period. For purposes of this section, the Investment Committee is a Fiduciary.

        (b)     Other Fiduciaries generally.

                This Plan section's references to a Fiduciary are superseded by other Plan provisions referring to a specific Fiduciary such as the Administrator and the Alternate Administrators. Each provision in this Plan section is effective as to the appointment, removal, or resignation of a Fiduciary only to the extent that the appointment, removal, or resignation of that Fiduciary is not governed by another Plan provision. Each provision in this Plan section is effective as to any other matter covered in this Plan section only to the extent that the other matter is not governed by another Plan provision and only to the extent that there are no provisions in an applicable Trust Agreement about that matter.

        (c)     Appointment.

                Except as provided for Fiduciary sub-delegations in this Plan article's subsection entitled "Fiduciaries" (see Plan section 10.18(c)), the Sponsor and only the Sponsor may name additional Fiduciaries and define their responsibilities. There may be one or more individuals or entities acting as a single Fiduciary under this Plan, as the Sponsor determines subject to the provisions of the Trust Agreements. According to the same procedures that apply to the appointment of a successor member, additional individuals and entities may be appointed to become members of a multiple-person Fiduciary appointed according to this section.

        (d)     Resignation. removal.

                If a Fiduciary is not a multiple-person Fiduciary, that Fiduciary may resign on thirty days' notice in writing to the Sponsor. If a Fiduciary is a multiple-person Fiduciary, any Fiduciary-member may resign on thirty days' notice in writing to the Sponsor. The Sponsor may remove a

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Fiduciary or a person who is one of the persons that make up a Fiduciary by thirty days' written notice to the Fiduciary or to the person in question. The Sponsor and a Fiduciary or a Fiduciary-member may agree to a shorter notice period for resignation or removal.

        (e)     Successor appointment.

                If a Fiduciary resigns or is removed or otherwise ceases to serve, the Sponsor may appoint a successor. If a Fiduciary-member resigns or is removed or otherwise ceases to serve, the Sponsor may appoint a successor.

        (f)     Qualification.

                Each successor Fiduciary and each successor Fiduciary-member or additional Fiduciary-member appointed according to this section may qualify after his appointment by executing, acknowledging, and delivering acceptance to the Sponsor in a form satisfactory to the Sponsor; each successor Fiduciary-member without further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor, and each additional Fiduciary-member is similarly vested, just as if originally named as a Fiduciary or a Fiduciary-member in this Plan.

        (g)     Related parties.

                Except as otherwise specifically provided, the Sponsor, any Affiliate of the Sponsor, any Employee, any Participant, any Participant's Beneficiary, and any committee of the Sponsor or of any Affiliate may be appointed as a Fiduciary or as a member of a Fiduciary under this Plan.

10.08.  Other Fiduciary Appointment, Removal, Successors During a Suspension
        Period

        (a)     Application of section.

                Except as described in this subsection, the remaining subsections of this Trust Agreement section 10.08 are effective only during a Suspension Period. The first sentence of subsection (f) is effective at all times, subject to Plan article 8. For purposes of this section, the Investment Committee is a Fiduciary.

        (b)     Other Fiduciaries Generally.

                This Plan section's references to a Fiduciary are superseded by other Plan provisions that are effective during a Suspension Period and that refer to a specific Fiduciary such as the Administrator and the Alternate Administrators. Each provision in this Plan section is effective as to the

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                appointment, removal, or resignation of a Fiduciary only to the extent that the appointment, removal, or resignation of that Fiduciary is not governed by another Plan provision that is effective during a Suspension Period. Each provision in this Plan section is effective as to any other matter covered in this Plan section only to the extent that the other matter is not governed by another Plan provision that is effective during a Suspension Period and only to the extent that there are no provisions in an applicable Trust Agreement about that matter that are effective during a Suspension Period.

        (c)     General.

                There may be one or more individuals or entities acting as a single Fiduciary under this Plan.

        (d)     Suspension of Sponsor's powers.

                The Sponsor, an Employer, an ERISA Affiliate, or a Related Entity may not appoint or remove a Fiduciary, any Fiduciary-member, any additional Fiduciary-member, or any successor Fiduciary or Fiduciary-member.

        (e)     Removal by Administrator.

                The Administrator may remove a Fiduciary or a person who is one of the persons that make up a Fiduciary by thirty days' written notice to the Fiduciary or to the person in question.

        (f)     Removal by other Fiduciary.

                The remaining provisions of this subsection are not effective until the Sponsor's Designee announces that they are effective. Any Fiduciary may suggest the removal of another Fiduciary or a member of another Fiduciary by providing written notice as described in the next two sentences. In the case of a Fiduciary, the notice must be provided to that Fiduciary and the Administrator; in the case of a Fiduciary-member, the notice must be provided to the affected Fiduciary-member, to all other members of that Fiduciary, and to the Administrator. The written notice must state that, in the opinion of the proposing Fiduciary, that other Fiduciary or Fiduciary-member should not continue to serve because of the existence of or the appearance of control or an interest that is inconsistent with that Fiduciary's or Fiduciary-member's ability to act for the benefit of the Participants under the Plan. If the Fiduciary or Fiduciary-member targeted for removal does not consent to the proposed removal, then to pursue the removal the proposing Fiduciary must provide the written notice described in the prior sentence to one or more other Fiduciaries. The removal is effective only if at least one other Fiduciary consents to the proposed removal.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        (g)     Resignation.

                If a Fiduciary is not a multiple-person Fiduciary, that Fiduciary may resign on thirty days' notice in writing to the Administrator. If a Fiduciary is a multiple-person Fiduciary, any Fiduciary-member may resign on thirty days' notice in writing to the Administrator. A Fiduciary or a Fiduciary-member and the Administrator may agree to a shorter notice period for resignation.

        (h)     Successor appointment.

                If a Fiduciary resigns or is removed or otherwise ceases to serve, the Administrator may appoint a successor Fiduciary. If a Fiduciary-member resigns or is removed or otherwise ceases to serve, that Fiduciary may appoint a successor Fiduciary-member. A successor Fiduciary or Fiduciary-member may not be the Sponsor, an Employer, an ERISA Affiliate, a Related Entity, or an Employee, and each successor Fiduciary and Fiduciary-member is subject to all of this section's provisions.

        (i)     Additional Fiduciaries: continuing service.

                The Administrator may appoint additional Fiduciaries and may appoint additional individuals or entities as members of a multiple person Fiduciary. An additional Fiduciary or Fiduciary-member may not be the Sponsor, an Employer, an ERISA Affiliate, a Related Entity, or an Employee, and each additional Fiduciary and Fiduciary-member is subject to all of this section's provisions. Subject to this section's provisions on removal and resignation, each Fiduciary and each Fiduciary-member continue to serve.

        (j)     Qualification.

                Each successor or additional Fiduciary or Fiduciary-member appointed may qualify by executing, acknowledging, and delivering acceptance to the Administrator in a form satisfactory to the Administrator; each successor without further act, deed, or conveyance is vested with all the estate, rights, powers, discretion, duties, and obligations of his predecessor Fiduciary or Fiduciary-member, and each additional Fiduciary or Fiduciary-member is similarly vested, just as if originally named as a Fiduciary or a Fiduciary-member in this Plan.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

10.09.  Operation of Multiple-Person Fiduciaries

        (a)     Other Fiduciaries generally.

                This Plan section's references to a Fiduciary are superseded by other Plan provisions referring to a specific Fiduciary such as the Administrator or the Alternate Administrators.

        (b)     Suspension Period.

                During a Suspension Period, the Sponsor's powers under this section are suspended and the Administrator acts in the Sponsor's place.

        (c)     Rules and guidelines.

                A multiple-person Fiduciary may adopt or amend rules and guidelines that its members deem desirable to govern its operations according to this Plan. A Fiduciary's rules adopted or amended according to this subsection must be communicated to the Administrator and to the Sponsor and may not cause that Fiduciary to act in any way that is prohibited by this Plan or cause that Fiduciary to fail to act in any way that is required by this Plan.

        (d)     Records.

                Each multiple-person Fiduciary must keep a record of all of its proceedings and acts and all other data related to its responsibilities under this Plan and that are necessary for the proper administration of any Trust Fund. Each Fiduciary must notify the Administrator of any of its actions other than routine actions and must notify any other person when notice to that other person is required by law.

        (e)     Multiple-person Fiduciary's acts and decisions.

                A multiple-person Fiduciary's acts and decisions must be made by a majority vote if the number of persons who constitute that Fiduciary is three or more; otherwise, such acts and decisions must be by unanimous vote. A meeting of all members of a multiple-person Fiduciary need not be called or held to make decisions or take any action. Decisions may be made or action taken by written documents signed by the required number of members. If the Fiduciary-members are dead-locked, subject to the provisions of subsection (b), the Sponsor must make the determination and that determination is binding on all persons. A Fiduciary-member is not disqualified from exercising the powers conferred in this Plan merely because he is a Participant or a Participant's Beneficiary.

        (f)     Multiple-person Fiduciary's delegation of authority.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Fiduciary-members may delegate to one or more of their number authority to sign documents on behalf of that Fiduciary or to perform ministerial acts, but no Fiduciary-member to whom that authority is delegated may perform an act involving the exercise of discretion without first obtaining the concurrence of the required number of other members, even though the one alone may sign a document required by third parties. Without designation from the other persons who constitute that Fiduciary, one Fiduciary-member may execute instruments or documents on behalf of all members until the other members object in writing and file that objection with the Sponsor.

        (g)     Ministerial duties.

                A multiple-person Fiduciary may adopt by-laws and similar rules consistent with the Plan and its purposes. A multiple-person Fiduciary may choose a chairman from its members and may appoint a secretary to keep such records of that multiple-person Fiduciary's acts as may be necessary. The secretary need not be a member of that multiple-person Fiduciary. The secretary may perform purely ministerial acts delegated by that multiple-person Fiduciary.

10.10.  Administrator's. Plan Committees' Powers and Duties

        (a)     Plan decisions.

                The Administrator and, as to responsibilities assigned according to this Plan to a Plan Committee, that Plan Committee must administer this Plan by its terms and has all powers necessary to do so. The Administrator must designate one of its members or someone else as agent for service of legal process. The Administrator must interpret this Plan. The duties of the Administrator include, but are not limited to:

                (1) determining the answers to all questions relating to the Employees' eligibility to become Participants;

                (2) communicating with and directing the Sponsor, any Trustees, and any co-Trustees on the time, amount, method, and form of benefits to pay to Participants and Beneficiaries;

                (3) authorizing and directing all Trust Fund disbursements or benefit payments; and

                (4) directing the Sponsor or any appropriate Trustees and co-Trustees, according to the terms of this Plan and any Trust Agreements, to disburse funds held by them in payment of obligations to accomplish the purposes of this Plan.

        (b)     Conclusive determination.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                Subject to the appeals procedures in the Plan section entitled "Review of Claims" (see Plan section 6.03), a determination by the Administrator and, as to responsibilities assigned according to this Plan to a Plan Committee, a determination by that Plan Committee made in good faith is conclusive and binding on all persons. No decision of the Administrator or of a Plan Committee, however, may take away any rights specifically given to a Participant by this Plan.

        (c)     Participation.

                If the Administrator or a member of a Plan Committee is also a Participant, he must abstain from any action that directly affects him as a Participant in a manner different from other similarly situated Participants. Except as provided in Plan article 8, the Plan does not prevent either an Administrator or a member of a Plan Committee who is also a Participant or a Beneficiary from receiving any benefit to which he may be entitled, if the benefit is computed and paid on a basis that is consistently applied to all other Participants and Beneficiaries.

        (d)     Agents and advisors.

                The Administrator and, as to responsibilities assigned according to this Plan to a Plan Committee, that Plan Committee may employ and compensate from the Employers' funds, or from any Trust Fund assets according to the Plan section entitled "Payment of Expenses" (see Plan section 10.13), such accountants, counsel, specialists, and other advisory and clerical persons (to the extent that clerical and office help are not supplied by an Employer) as it deems necessary or desirable in connection with the Plan's administration or with the administration of any Trust Agreement. The Administrator may designate any person as its agent for any purpose. The Administrator and, as to responsibilities assigned according to this Plan to a Plan Committee, that Plan Committee is entitled to rely conclusively on any opinions or reports furnished to it by its accountant or counsel. Except to the extent prohibited by law, the Administrator and each Plan Committee is fully protected by the Employers, Employees, and the Participants whenever it takes action based in good faith on advice from its advisors.

10.11.  Discretion of Administrator, Plan Committees

        (a)     Exclusive discretion.

                The Administrator's discretionary power and, as to responsibilities assigned according to this Plan to a Plan Committee, that Plan Committee's discretionary power to perform or consent to any act is exclusive except for acts of willful misconduct or knowing violations of law.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        (b)     Waivers.

                In its administration of the Plan, the Administrator may waive any Plan requirements that might otherwise result in an individual's disqualification or failure to qualify as a Participant or a loss or deprivation of Plan benefits to or for the individual as a result of the individual's transfer, such as a transfer between divisions of an Employer or between Employers (or any other transfer). With the Sponsor's consent (or with the consent of a person vested with the appropriate Sponsor power according to Plan article 8), the Administrator may credit service for an Employer's predecessor's business as Service for the Employer, even if that is not required by law. Except as provided in Plan article 8, the Sponsor's Designee may direct that credit. Any individual may apply for relief under this subsection by following this Plan's procedures for claims and reviews of claims.

10.12.  Records and Reports

        (a)     Reports.

                The Employers must supply information to the Administrator sufficient to enable the Administrator to fulfill its duties. The Administrator must advise each Trustee and co-Trustee of information necessary or desirable to that Trustee's or co-Trustee's administration of the Trust Fund.

        (b)     Records.

                The Administrator must keep books of account, records, and other data necessary for proper administration of the Plan, showing the interests of the Participants under the Plan. The Administrator may appoint a Trustee, co-Trustee, or any other person as agent to keep records, if the Trustee, co-Trustee, or other person accepts the duties.

10.13.  Payment of Expenses

        Unless otherwise determined by the Sponsor or by a person vested with the necessary Sponsor power according to Plan article 8, the Administrator serves and all members of any Plan Committee serve without compensation. Until the Sponsor's Designee notifies the Administrator or the affected Plan Committee to the contrary, all expenses of the Administrator and each Plan Committee must be paid by the Employers. Expenses of the Administrator and each Plan Committee include any expenses incident to the functioning of the Administrator or that Plan Committee, fees of accountants, counsel, and other similar specialists, and other costs of administering the Plan. If the Employers are not responsible for the expenses of the Administrator or of a

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        specific Plan Committee, the Administrator or that Plan Committee must direct the Trustees or co-Trustees to distribute payment or reimbursement of reasonable expenses from the Trust Fund.

10.14.  Notification to Interested Parties

        The Administrator must take all reasonable steps to notify all Interested Parties of the existence and provisions of this Plan and any Trust Agreements. When the Plan or a Trust Agreement is amended in any way affecting Participant benefits (which does not include amendments relating to administrative matters or clerical errors), the Administrator must notify all affected Interested Parties of the amendments and inform them of the substance of the amendments.

10.15.  Notification of Eligibility

        Within a reasonable period before it is necessary to determine eligibility, each Employer must give the Administrator a list of its Employees, showing all information necessary to determine current eligibility.

10.16.  Other Notices

        At all appropriate times, the Administrator must notify each Employer and all other appropriate parties that certain actions must be taken or that payments are due.

10.17.  Annual Statement

        As and when required by law, the Administrator must give each Participant a statement showing the status of the Participant's Account as of the close of the preceding Plan Year.

10.18.  Limitation of Administrator's and Plan Committees' Liability

        (a)     Separate liability.

                If permissible by law, the Administrator and each member of each Plan Committee serves without bond. If the law requires bond, the Administrator must secure the minimum required (or any greater amount set by the Sponsor) and obtain necessary payments according to the Plan section entitled "Payment of Expenses" (see Plan section 10.13). Except as otherwise provided in the Plan, the Administrator and any member of any Plan Committee is not liable for another Administrator's or member's act or omission or for another Fiduciary's act or omission. To the extent

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                allowed by law and except as otherwise provided in the Plan, the Administrator and any member of any Plan Committee is not liable for any action or omission that is not the result of the Administrator's or member's own negligence or bad faith.

        (b)     Indemnification.

                As permitted by law, and as limited by any written agreement between the Sponsor and the Administrator or between the Sponsor and the Plan Committee or member in question, the Employers must indemnify and save the Administrator and each member of each Plan Committee harmless against expenses, claims, and liability arising out of being the Administrator or a member of that Plan Committee, except expenses, claims, and liability arising out of the individual's own negligence or bad faith. The Sponsor may obtain insurance against acts or omissions of the Administrator and the members of each Plan Committee. If the Sponsor fails to obtain insurance to indemnify, the Administrator or a member of any Plan Committee may obtain insurance and must be reimbursed according to the Plan section entitled "Payment of Expenses" (see Plan section 10.13) and as permitted by law. Except during periods in which its power is suspended or terminated according to Plan article 8, at its own expense, the Sponsor may employ its own counsel to defend or maintain, either in its own name or in the name of the Administrator, any Plan Committee, or any of its members, any suit or litigation arising under this Plan concerning the Administrator, that Plan Committee, or any of its members.

        (c)     Fiduciaries.

                The Administrator may name and, as to responsibilities assigned according to this Plan to a Plan Committee, that Plan Committee may name any other person as a Fiduciary in the process of delegating any responsibility and power of the Administrator or of that Plan Committee, and by naming that person, the Administrator or that Plan Committee limits its own duties and responsibilities to the extent specified in that delegation.

10.19.  Errors and Omissions

        Individuals and entities charged with the administration of the Plan must see that it is administered in accordance with its terms as long as it is not in conflict with ERISA. If an innocent error or omission is discovered in the Plan's operation or administration, and if the Administrator determines that it would cost more to correct the error than is warranted, and if the Administrator determines that the error did not cause a penalty or excise-tax problem, then

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        the Administrator may authorize any equitable adjustment it deems necessary or desirable to correct the error or omission, including but not limited to the authorization of additional Employer contributions designed, in a manner consistent with the goodwill intended to be engendered by the Plan, to put Participants in the same relative position they would have enjoyed if there had been no error or omission. Any contribution made pursuant to this section is an additional discretionary contribution.

10.20.  Communication of Directions from Participants

        All Participant rights contained in the Plan or in any Trust Agreement to direct any action may be exercised only by directions communicated to the Administrator. The Administrator must communicate those directions to any appropriate Trustees or co-Trustees or other appropriate persons. All Participant directions communicated by the Administrator are deemed by the recipient to be true and accurate, and each recipient of directions is entitled to rely conclusively upon the directions.

10.21.  Investment Committee

        (a)     Application of section.

                If a Trust Agreement contains provisions that authorize an investment committee (that is a fiduciary with powers similar to this Plan's Investment Committee's powers), this Plan has no Investment Committee, and all other Plan provisions governing or requiring Investment Committee actions are inoperative, even if those Trust Agreement provisions have not yet been implemented (for example, by the creation of such an investment committee).

        (b)     Appointment, resignation, removal.

                The Plan sections entitled "Other Fiduciary Appointment, Removal, Successors, Except During a Suspension Period" and "Other Fiduciary Appointment, Removal, Successors During a Suspension Period" (see Plan sections 10.07 and 10.08) govern the appointment, removal, and resignation of the Investment Committee.

        (c)     Investment Managers.

                As provided in ERISA section 402(c)(3), the Investment Committee may name one or more Investment Managers (as defined in ERISA section 3(38)) for the Plan and may delegate any or all of its authority to one or more of those Investment Managers.

10.22.  Selection of Investment Media

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        (a)     Discretion of Investment Committee.

                Subject to the approval of the appropriate Trustees or co-Trustees, the Investment Committee may select and name any number of funds or other investment media not prohibited under the Trust Agreements as it deems appropriate and satisfactory for the investment of Accounts at the election of the Participants. Such investment media may include or be exclusively limited to pooled investment funds.

        (b)     Specific investment media.

                Without limiting the Investment Committee's discretion authorized in subsection (a), the Sponsor expects that the Participants will be allowed unlimited investment choices for the Participants to exercise control over the investment of their Accounts. The investment media under the Plan, therefore, are in addition to other investments the Participants may select themselves. The Investment Committee may not provide an exclusive list of permissible investment media for this Plan.

        (c)     Additional investment media.

                Additional investment media, including pooled investment funds, may also be listed as additional permissible investment media. The additional media may include several Investment Funds that invest in stock or securities of an Employer. The Administrator may also request the Investment Committee to cause the creation of a fund within the Trust Fund to be managed by an Investment Manager.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Article 11--Definitions

11.01.  Account

        Means an individual's interest (except for Suspense Accounts, including any Employer-identified Suspense Accounts) under this Plan or an Associated Plan that is a Defined Contribution Plan, determined in each case according to the appropriate plan's provisions. For this Plan, Account means an individual's interest under this Plan according to this Plan's provisions. A Participant's Account in this Plan is his funded interest under this Plan.

        (a) A Participant may have several identified accounts in this Plan. When Account is used without modification, it means the sum of all of the Participant's identified funded accounts.

        (b) Account refers to the value of any Trust Fund or Contracts set aside for and allocated to a Participant or to assets specifically allocated as assets (such as Employer Stock, if shares are allocated to individual accounts) in any Trust Fund set aside for and allocated to a Participant.

        See also Employee Contribution Account, Employer Contribution Account, Employer-designated Suspense Account, Named Account, Pre-tax Savings Account, Supplemental Account, and Suspense Account.

        Accounts are explained further in the Plan section entitled "Accounts" (see Plan section 4.02), and allocations to Accounts are generally covered in Plan article 4.

11.02.  Accrued Benefit

        (a) Accrued Benefit is defined in ERISA section 3(23) and refers to the accumulated entitlement attributable to an individual's participation in a Pension Plan that is a Qualified Plan or a Nonqualified Pension Plan, without regard to whether that interest is Forfeitable or Nonforfeitable.

        (b) For an Employer-maintained Qualified Plan or Nonqualified Pension Plan that has only individual accounts and no other benefit (including this Plan), Accrued Benefit means an individual's funded Account balance according to that plan.

        (c) For an Employer-maintained Defined Contribution Plan, including this Plan, Accrued Benefit means an individual's funded Account balance.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        (d) Accrued Benefit, for any Employer-maintained Defined Benefit Plan, means an individual's right to a benefit that is determined under that plan and, except as provided in ERISA section 204(c)(3), that is expressed as an annual benefit beginning at normal retirement age.

11.03.  Acquiring Person

        means any Person who satisfies the requirements of either subsection (a) or (b) of this section.

        (a) A Person, considered alone or together with all Control Affiliates and Associates of that Person, becomes directly or indirectly the beneficial owner of Securities representing at least thirty percent of the Sponsor's then outstanding Securities entitled to vote generally in the election of the Board.

        (b) A Person enters into an agreement that would result in that Person satisfying the conditions in subsection (a) or that would result in an Employer's failure to be an Affiliate.

11.04.  Active Participant

        Means a Participant who is a Covered Employee. An Active Participant is not automatically entitled to allocations from all contributions.

11.05.  Administrator

        Means a single person (an individual or an entity) or a Plan Committee that is a Named Fiduciary appointed according to Plan article 10 to be the Plan's person described in ERISA section 3(16).

11.06.  Administrator's Rules

        Means any interpretations or operating guidelines, regulations, or rules established by or for the Administrator for operating the Plan, as authorized by the Plan's provisions.

11.07.  Affiliate means. as to an Employer

        (a) a member of a controlled group of corporations as defined in Code section 1563(a), determined without regard to Code sections 1563(a)(4) and 1563(e)(3)(C), of which that Employer is a member according to Code section 414(b);

        (b) a trade or business (whether or not incorporated) that is under common control with that Employer as determined according to Code section 414(c); or

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        (c) a member of an affiliated service group of which that Employer is a member according to Code section 414(m).

        See also: ERISA Affiliate, which is defined according to ERISA section 407(d)(7).

11.08.  Affiliate-maintained

        Means, as to an Affiliate, the same thing that Employer-maintained means as to an Employer.

11.09.  After-tax Savings Account

        Refers to a Participant's Account to which assets attributable to his Mandatory Contributions and his Voluntary Contributions are allocated.

11.10.  Age

        Means how old a person was on his immediate past (most recent) birthday.

11.11.  Agreement Refers to a Trust Agreement.

11.12.  Allocation Period

        Refers to the time after a Plan contribution occurs and before a distribution of Plan benefits occurs. Except during a Suspension Period, each Allocation Period may be but moments, long enough to create Account balances and reduce Plan Liability Accounts.

11.13.  Alternate Administrator

        Means a single person (an individual or an entity) or a Plan Committee that is appointed according to Plan article 10 to succeed an Administrator according to Plan article 10.

11.14.  Annual Addition

        Means any allocation to a fully Nonforfeitable Account or any allocation that immediately becomes Nonforfeitable, but only to the extent that any such allocation results in current taxable income to the Participant whose Account is receiving the allocation. No Annual Addition is permissible or is credited to an individual's Accrued Benefit for any Plan Year if, when added to his other permissible Annual Additions, the total would exceed his Maximum Annual Addition allowance for the Plan Year. Any amount that cannot be credited to an individual's Accrued Benefit according to the Plan subsections entitled "General limits" and "Maximum Annual Addition limitations" (see Plan sections 4.01(b) and
        (f)) is not an Annual Addition for the Plan Year.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

11.15.  Assignment or Alienation

        Include arrangements described in subsections (a) and (b) and specifically exclude arrangements described in subsections (c) through
        (g).

        (a) An arrangement providing for the payment to an Employer of Plan benefits that otherwise would be due the Participant under this Plan is an Assignment or Alienation.

        (b) A direct or indirect arrangement (whether revocable or irrevocable) in which someone acquires from a Participant or Beneficiary a right or interest enforceable against the Plan in or to all or any part of a Plan benefit payment that is or may become payable to the Participant or Beneficiary is an Assignment or Alienation.

        (c) An arrangement for withholding federal, state, or local tax from Plan benefit payments is not an Assignment or Alienation.

        (d) An arrangement for the recovery by the Plan of benefit overpayments previously made to a Participant or Beneficiary is not an Assignment or Alienation.

        (e) An arrangement for the transfer of benefit rights from the Plan to another Pension Plan is not an Assignment or Alienation.

        (f) An arrangement for the direct deposit of benefit payments to an account in a bank, savings and loan association, or credit union is not an Assignment or Alienation, but only if that arrangement is not part of one that would otherwise constitute an Assignment or Alienation (for example, an allowable arrangement could provide for the direct deposit of a Participant's benefit payments to a bank account held by the Participant and the Participant's spouse as joint tenants).

        (g) An arrangement by which a Participant or Beneficiary directs the Plan to pay all or part of a Plan benefit payment to a third party, including an Employer, is not an Assignment or Alienation if

                (1) the arrangement is revocable at any time by the Participant or Beneficiary; and

                (2) the third party files a written acknowledgment of the arrangement with the Administrator. To be satisfactory, a written acknowledgment must state that the third party has no enforceable

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                        right in or to any Plan benefit payment or part of a Plan benefit payment (except to the extent of payments already received according to the terms of the arrangement). A blanket written acknowledgment for all Participants and Beneficiaries who are covered under the arrangement with the third party is sufficient. The written acknowledgment must be filed with the Administrator no later than ninety days after the arrangement is entered into.

11.16.  Associate

        With respect to any Person, is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

                The term Associate used to indicate a relationship with any person, means (1) any corporation or organization of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class of equity securities, (2) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and
                (3) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of such person or any of its parents or subsidiaries.

        For purposes of this Plan, Associate does not include the Sponsor or a Majority-owned Subsidiary of the Sponsor.

11.17.  Associated Plan

        Means any Nonqualified Pension Plan maintained by the Sponsor or any other Employer.

11.18.  Basic Contribution

        Means the required Employer contribution described in the Plan section entitled "Basic Contribution" (see Plan section 3.08).

11.19.  Beneficiary or Beneficiaries

        Is defined in ERISA section 3(8). That source indicates that Beneficiary or Beneficiaries mean one or more individuals or other entities so designated by a Participant according to the Plan section entitled "Designation of Beneficiary" (see Plan section 7.02) or, if there is no effective designation, then as enumerated in the Plan subsection entitled "Beneficiaries" (see Plan section 7.02(b)).

11.20.  Board or Board of Directors

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        Without modification, means the Sponsor's board of directors or governing body and, with modification, means the board of directors or governing body of the entity referred to.

11.21.  Closing Date

        Means the date associated with an Entry Date or a similar specially declared date (see Plan section 3.06(e)) for purposes of determining whether a Compensation-adjustment Election has been submitted in time according to the Plan.

11.22.  Code

        Means the Internal Revenue Code of 1986, including its predecessor versions and its subsequent versions, as currently amended for the applicable time.

11.23.  Compensation

        Means an Employee's total pay (base salary, overtime, vacation pay, holiday pay, severance pay, incentive-pay, bonuses, commissions, supervisors' supplements, and other similar pay) from the Employers for a Plan Year or other measuring period in return for the Employee's services.

        (a) Except as described below, Compensation does not include Employer contributions to any private or public retirement annuity or pension plan or Employer contributions to a Qualified Plan other than contributions caused by an Employee's elective deferrals (as defined in Code section 402(g)(3)(A)) under a Qualified Plan containing a cash or deferred arrangement.

        (b) Compensation does not include Employer contributions to this Plan and any Trust Fund.

        (c) Compensation does not include service awards, expense allowances, moving expenses, retainers, fees under contract, mortgage interest differential payments, or any similar remuneration not related to pay as an Employee.

        (d) Compensation does not include fringe benefits that are non-taxable to the Employee.

        (e) Compensation does not include payments to or on behalf of an Employee after his employment has terminated.

        At the Sponsor's election, Compensation may also include any amount that is deferred to be contributed by an Employer to a Pension Plan pursuant to an

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        Elective Deferral and any amount that is not includible in the gross income of an Employee under Code section 125 (cafeteria plans), Code section 402(a)(8) (a cash or deferred arrangement), Code section 402(h) (simplified employee pensions), or Code section 403(b) (certain annuity contracts).

11.24.  Compensation-adjustment Election

        Means a Participant's election to defer some of his Earnings and cause a Plan contribution according to this Plan's section entitled "Compensation-adjustment Elections" (see Plan section 3.06).

11.25.  Continuing Directors

        Means those members of the Board who satisfy the requirements of either subsection (a), subsection (b), or subsection (c) of this section.

        (a) The individual was a Board member before an event defined as a First-tier Trigger Event or before an event defined as a Second-tier Trigger Event that was not preceded (in the same Suspension Period) by a First-tier Trigger Event.

        (b) The individual was a Board member at the end of a Suspension Period that started with a First-tier Trigger Event or that started with a Second-tier Trigger Event that was not preceded (in the same Suspension Period) by a First-tier Trigger Event.

        (c) The individual was nominated for election or elected by a two-thirds majority vote of Board members who satisfy the requirements of subsection (a) or (b) of this section.

        A Board member may not satisfy the requirements of this section if that member was nominated for election or elected by Board members who are elected by or recommended for election by an Acquiring Person.

11.26.  Contract

        Means an insurance or annuity or other similar agreement issued by an Insurer to the Sponsor or to a Trustee or co-Trustee to provide benefits under this Plan. A Contract held by a Trustee or co-Trustee or otherwise part of the Trust Fund is a Contract but not a Plan Contract. A Contract held outside the Trust Fund is a Plan Contract until it is distributed to a Participant or Beneficiary to satisfy some or all of a Plan benefit entitlement; upon that distribution, the Plan Contract becomes a Contract. If there is any conflict between provisions of this Plan and the terms of the Contract issued according to this Plan, the provisions of this Plan must control.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

11.27.  Control, Controlling

        And all variants (including under common Control with) are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

        The term Control (including the terms controlling, controlled by, and under common control with) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

11.28.  Control Affiliate

        With respect to any Person, means an affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

        An affiliate of, or a person affiliated with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

11.29.  Covered Employee

        Means an Employer's Employee who has been designated (by name or by description) by his Employer's Board as a Covered Employee, who has not Separated from Service since becoming a Covered Employee, and who has not had his designation as a Covered Employee revoked by the Board of the Employer whose Board designated him as a Covered Employee.

11.30.  Defined Benefit Plan

        Or DBP means any plan so defined in ERISA section 3(35).

11.31.  Defined Contribution Plan

        Or DCP means any plan so defined in ERISA section 3(34).

11.32.  Disability

        Means a condition rendering a Participant unable to engage in any substantial gainful activity for which he is reasonably suited by education or experience by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long continued and indefinite duration. For purposes of this Plan, a Disability may include a disability within the meaning of Code section 105(c) or (d), Code section 22(e)(3), or under any other definition of disability announced by the Sponsor's Designee.

11.33.  Early Retirement

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        Under this Plan means Separation from Service after attainment of Age fifty-five and before attainment of Normal Retirement Age.

11.34.  Earnings

        For any individual for any relevant period, means the largest amount that the individual may consider as taxable income from the Employers in return for his services. An Employee's Earnings at least equal that Employee's Compensation.

11.35.  Effective Date

        Is January 1, 1989. The Effective Date refers to the date of origin of the Plan as amended and restated, although the date on which this document's provisions are effective is December 26, 1990. Any Trust has an effective date reflected in the Trust Agreement executed for this Plan.

11.36.  EIAP

        Means Eligible Individual Account Plan.

11.37.  Elective Deferral

        Means a Participant's action according to this Plan to cause himself to have a benefit under this Plan in lieu of current taxable compensation-type payments from an Employer. A benefit under this Plan can be based on an Elective Deferral (see Plan section 3.06) through a Compensation-adjustment Election.

11.38.  Elective Deferral Earnings Factor

        Means an earnings rate most recently announced by the Sponsor (during a Suspension Period, by the Fiduciary authorized according to Plan section 8.09(g) to exercise the Sponsor's powers) to be applied to this Plan's calculations of a Participant's Pre-tax Savings Account portion of his Plan Liability Account to reflect earnings that could have been applied to that Pre-tax Savings Account had this Plan been a Qualified Plan.

11.39.  Eligible Employee

        No earlier than the Effective Date, means a Covered Employee who has at any time (for any Plan Year or other limitation period for purposes of Code section 415) been credited under an Employer-maintained Qualified Plan with the maximum Accrued Benefit permissible under Code section 415(b), under Code section 415(c), or under Code section 415(e). An Employee's status as an Eligible Employee begins on the earliest day on which he simultaneously satisfies two conditions: first, he has at any time (for any Plan Year or other limitation period for purposes of Code section 415) been credited under an Employer-maintained Qualified Plan with the maximum Accrued Benefits

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        permissible under Code section 415(b), under Code section 415(c), or under Code section 415(e); second, he is a Covered Employee.

11.40. Eligible Individual Account Plan Or EIAP is defined in ERISA section 407(d)(3)(A).

11.41.  Employee

        Is an individual who renders personal services to or through an Employer or an Affiliate and who is subject to the control of an Employer or an Affiliate. An individual who is in an employer-employee relationship with an Employer or an Affiliate as determined for Federal Insurance Contribution Act purposes and Federal Employment Tax purposes, including Code section 3401(c), automatically satisfies the preceding sentence's requirements for determinations of whether that individual renders personal services and is subject to the control of an Employer or an Affiliate.

11.42.  Employee Contribution

        Means a Participant's Elective Deferrals, Mandatory Contributions, and Voluntary Contributions.

11.43.  Employee Contribution Account

        As to any Participant, means the value of the Plan Assets, including assets of any Trust Fund, attributable to Participant Contributions or Employee Contributions that are set aside for and allocated to that Participant. The amount does not include earnings on the contributions, but it does include interests in Contracts or other assets procured from those contributions and held for the benefit of that Participant (see Pre-tax Savings Account and After-tax Savings Account).

11.44.  Employer

        Means the Sponsor and the other entities identified in the Plan section entitled "Plan Sponsor and Other Employers" (see Plan section 1.07); any successor by merger, purchase, or otherwise that maintains the Plan; or any predecessor that has maintained the Plan. Service to an unincorporated business or practice to which an Employer has become successor will be considered to be Service for that Employer.

11.45.  Employer Contribution Account

        Means a Participant's Supplemental Account, his Named Accounts, and the portions of his Pre-tax Savings Account (such as Matching Contributions) attributable to Employer contributions. Employer Contribution Account includes either the assets derived from the Employer contributions or the value of the assets derived from the Employer contributions, derived from

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        Forfeitures and their earnings, and interests in Contracts or other assets procured from those contributions and earnings held for the benefit of the Participants.

11.46.  Employer-designated Suspense Account

        Means a Suspense Account created by Sponsor direction or other Employer designation.

11.47.  Employer ERISA Security

        Is any Security that satisfies the definition of ERISA Security as to any Employer.

11.48.  Employer-maintained

        Refers to each Pension Plan directly or indirectly established according to law or continued by an Employer. It includes all relevant Defined Benefit Plans and Defined Contribution Plans, whether or not terminated.

11.49.  Employer Real Property

        Is defined in ERISA section 407(d)(2) and means real property (and related personal property) that is leased to an Employer or an ERISA Affiliate. For purposes of determining the time at which the Plan acquires Employer Real Property, such property is deemed to be acquired by the Plan on the date on which the Plan acquires the property or on the date on which the lease to the Employer or Affiliate is entered into, whichever is later.

11.50.  Employer Security

        Is defined in ERISA section 407(d)(1) and means any Security issued by the Sponsor, an Employer, an Affiliate, or a Related Entity, including Employer Stock.

11.51.  Employer Stock

        Means any Employer Security that is stock.

11.52.  Employer Stock Fund

        Means a portion of the Trust Fund available for holding Employer Stock, but an Employer Stock Fund should be distinguished from any other fund that holds ERISA Securities of the Employers.

11.53.  Entry Date

        Generally means the date that an Eligible Employee begins participation under the Plan. A Participant's Entry Date is the date set for that individual according to Plan article 2 by the Sponsor's Designee.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

11.54.  ERISA

        Means the Employee Retirement Income Security Act of 1974, excluding its title 11, as currently amended for the applicable time.

11.55.  ERISA Affiliate

        Means an affiliate as defined in ERISA section 407(d)(7). ERISA section 407(d)(7) states that a corporation is an affiliate of an Employer if it is a member of any controlled group of corporations (as defined in Code section 1563(a), except that "applicable percentage" is substituted for "eighty percent" whenever the latter percentage appears in Code section 1563(a)) of which that Employer is a member. For purposes of the preceding sentence, the term "applicable percentage" means fifty percent or such lower percentage as the Secretary of Labor may prescribe by regulation. ERISA section 407(d)(7) also provides that a person other than a corporation is treated as an Employer's affiliate to the extent provided in regulations of the Secretary of Labor of the United States, and it provides that an Employer that is not a corporation is treated as having affiliates to the extent provided in such regulations. The definition of ERISA Affiliate in this section is adjusted as appropriate to be consistent with any regulations that are promulgated.

11.56.  ERISA Security

        Is that form of Employer Security defined in ERISA section 407(d)(5).

11.57.  Excess-benefit Plan

        Is defined in ERISA section 3(36) as a plan maintained by an employer solely to provide benefits in excess of the limitations on benefits and contributions imposed by Code section 415. Beginning after December 31, 1988, a Nonqualified Pension Plan that provides benefits based on a participant's annual compensation exceeding $200,000 (as calculated under applicable Code sections) might be an Excess-benefit Plan; however, allocations may not be made to any Accounts under such a Nonqualified Pension Plan unless in the opinion of Sponsor's counsel or according to regulations or published positions of the Internal Revenue Service or the Department of Labor, such a plan qualifies as an Excess-benefit Plan. Excess-benefit Plan, if it is unfunded, therefore is a Nonqualified Pension Plan described in ERISA sections 3(36), 4(b)(5), and 4021(b)(8). Excess-benefit Plan, if it is funded, therefore, is a Nonqualified Pension Plan described in ERISA sections 3(36), 201(7), 301(a)(9), and 4021(b)(8).

11.58.  Fiduciary

        Is defined in ERISA section 3(21) and means a person (defined in ERISA section 3(9) to include an individual, partnership, joint venture, corporation, mutual company, joint-stock company, trust, estate, unincorporated

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        organization, association, or employee organization) described in any of this section's subsections, but only to the extent that the subsection is true as to that person.

        (a) The person exercises any discretionary authority or discretionary control respecting management of this Plan or exercises any authority or control respecting management or disposition of any Trust Fund.

        (b) The person renders investment advice for a fee or other compensation, direct or indirect, for any moneys or other property of this Plan or any Trust Fund, or has any authority or responsibility to do so.

        (c) The person has discretionary authority or discretionary responsibility in the administration of this Plan.

        (d) The person accepts the designation from any Named Fiduciary authorized to designate persons other than Named Fiduciaries to carry out fiduciary responsibilities according to this Plan.

        As provided in ERISA sections 3(21) and 404(c)(1), Fiduciary does not include a Participant or a Beneficiary with respect to his directions according to this Plan or a Trust Agreement when he exercises control over the assets in his Account; nor does it include an investment company registered under the Investment Company Act of 1940 or the investment advisor of the investment company merely because assets of the Trust Fund are invested in securities issued by the investment company.

11.59.  Financial Trigger Event

        (a) Financial Trigger Event means an event described in this Plan's exhibit entitled "Financial Trigger Events"; that exhibit may be amended by the Sponsor without amending this Plan, except during a Suspension Period, by delivery of an amended exhibit to the Administrator. Until the exhibit entitled "Financial Trigger Events" exists, subsection (b) of this Plan's section is deemed to be that exhibit.

        (b) A Financial Trigger Event occurs if any of the circumstances described in any paragraph of this subsection occurs.

                (1) The Sponsor fails to make any single payment or series of payments due on its respective indebtedness for money borrowed from entities in the United States in the amount of Twenty Million Dollars ($20,000,000.00) or more and for a term in excess of one

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                        year (not including nonrecourse indebtedness); and because of such failure that indebtedness or any portion of that indebtedness becomes due before its regular due date or before its regularly scheduled dates of payments.

                (2) The Sponsor's risk-based capital ratio (defined according to the last sentence of this paragraph) for Tier I capital (defined according to the last sentence of this paragraph) as reported in any regularly published consolidated financial statement of the Sponsor is less than the minimum supervisory standard set by the Federal Reserve Board. For purposes of this paragraph, risk-based capital ratio and Tier I capital are defined in the Capital Adequacy Guidelines issued by the Federal Reserve Board and the Comptroller of the Currency and promulgated in Appendix A (Capital Adequacy Guidelines for State Member Banks: Risk-based Measure) to Part 208 (Membership of State Banking Institutions in the Federal Reserve System) of Title 12 of the Code of Federal Regulations (1990), as currently amended for the applicable time.

11.60.  First-tier Trigger Event

        (a) First-tier Trigger Event means an event described in this Plan's exhibit entitled "First-tier Trigger Events"; that exhibit may be amended by the Sponsor without amending this Plan, except during a Suspension Period. Until the exhibit entitled "First-tier Trigger Events" exists, subsection (b) of this Plan section is deemed to be that exhibit.

        (b) A First-Tier Trigger Event occurs if the Sponsor's Board meets (whether at a regularly scheduled meeting or a special meeting) to consider a proposal for a transaction that, if consummated, would constitute a Second-tier Trigger Event.

11.61.  Fiscal Year

        Means the Trust's tax year for federal income tax purposes.

11.62.  Forfeiture, Forfeit

        And all variants refer to part of a Participant's entitlement under this Plan or any other Pension Plan to which he is not yet entitled by operation of that Pension Plan (the portion that is not Nonforfeitable is Forfeitable). All Forfeitures arising under the Plan are allocated together with Employer contributions according to the Plan section entitled "Forfeitures" (see Plan section 5.03).

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

11.63.  Fund and Trust Fund

        All refer to Plan Assets according to the Plan section entitled 'Trust Fund; General Accounts; Segregated Amounts" (see Plan section 9.03).

11.64.  General Accounts

        Means the Trust Fund excluding Segregated Amounts according to the Plan section entitled "Trust Fund; General Accounts; Segregated Amounts" (see Plan section 9.03).

11.65.  Hour of Service

        Means each hour for which an Employee is paid or is entitled to payment for the performance of duties for an Employer or an ERISA Affiliate, as provided in Labor Regulation section 2530.200b-2.

11.66.  Insurer

        Means a licensed insurance company qualified according to ERISA section 403(b)(1) that may issue a Contract to the Trustee or a Contract that is a Plan Asset according to the terms of this Plan.

11.67.  Interested Person or Interested Party

        Means each Employer, the Administrator, each Participant, and each Beneficiary of a deceased Participant.

11.68.  Internal Reserve

        Means a bookkeeping record and does not refer to assets. Unless the Administrator or some other Fiduciary determines otherwise according to this Plan, this Plan is unfunded and has no Plan Assets except for those moments between the time that a contribution is made and the time that a Participant or Beneficiary receives a distribution of Plan benefits (the Allocation Period).

11.69.  Introduction

        Means the part of this document with that heading immediately preceding Plan article 1. The Introduction is a substantive part of the Plan.

11.70.  Investment Committee

        Means the Fiduciary that is not an Investment Manager and that is named by the Sponsor according to the Plan section entitled "Investment Committee" (see Plan section 10.21) to act under one or more of the Plan's Trust Agreements to advise or direct Trustee or co-Trustee investment actions.

11.71.  Investment Fund

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        Means one of the investment media that the Administrator announces are permissible funds among which a Participant may direct the investment of his Account.

11.72.  Investment Manner

        Is defined in ERISA section 3(38). An Investment Manner is a Fiduciary (other than a Trustee or Named Fiduciary)

        (a) who has the power to manage, acquire, or dispose of any Plan asset;

        (b)     who either

                (1) is registered as an investment adviser under the Investment Advisers Act of 1940,

                (2)     is a bank under the Investment Advisers Act of 1940, or

                (3) is an insurance company qualified to perform services described in subsection (a) under the laws of more than one state (defined to include the District of Columbia); and

        (c) has acknowledged in writing that he is a Fiduciary as to the Plan.

11.73.  Involuntary Cash-out

        Means a distribution without the Participant's consent of a Participant's entire Nonforfeitable Account balance after the Participant has Separated from Service with the Employers and terminated participation in the Plan.

11.74.  Leave of Absence

        Means an individual's non-working period (but without Separation from Service) granted by an Employer for reasons relating to

        (a) accident, sickness, or disability for which no benefits are being paid under this Plan;

        (b)     job-connected education or training; or

        (c) government service, including jury duty, whether elective or by appointment.

        In authorizing Leaves of Absence for sickness, disability, maternity, education, or other purposes, this Plan does not require an Employer to adopt a policy or

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        uniformly apply any policy to all individuals; an Employer may treat individuals under similar circumstances in a different manner.

        Any individual who leaves the employment of an Employer to enter the service of the United States of America during a period of national emergency or at any time through the operation of a compulsory military service law is deemed to be on Leave of Absence during the period of service and during any period after discharge from service in which re-employment rights are guaranteed by law.

11.75.  Limited Addition

        Means an allocation attributable to an Employer contribution that would have been made under an Employer-maintained Qualified Plan but for the limitations under Code section 415.

11.76.  Limited Additions Earnings Factor

        Means the hypothetical earnings rate most recently announced by the Sponsor (during a Suspension Period, by the Fiduciary authorized according to Plan section 8.09(g) to exercise the Sponsor's powers) to be applied to this Plan's calculations of Limited Additions in order to reflect earnings that could have applied to Limited Additions had they occurred in an Employer-maintained Qualified Plan.

11.77.  Limited Benefit

        Means a Defined Benefit Plan's accrued benefit other than an allocation to an individual account, which benefit would have been attributable to Employer contributions and would have accrued under an Employer-maintained Qualified Plan but for the limitations under Code section 415.

11.78.  Majority-owned Subsidiary

        Is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

                The term Majority-owned Subsidiary means a subsidiary more than fifty percent of whose outstanding securities representing the right, other than as affected by events of default, to vote for the election of directors, is owned by the subsidiary's parent and/or one or more of the parent's other Majority-owned Subsidiaries.

11.79.  Mandatory Contributions

        Is defined in Treasury Regulation section 1.411(c)-l(c)(4). A Mandatory Contribution is an Employee contribution that is required as a condition of his

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        employment, as a condition of his participation in the Pension Plan in question, or as a condition of obtaining benefits (or additional benefits) under the Pension Plan in question attributable to Employer contributions. An Employee's Mandatory Contribution total is the amount of those contributions reduced (but not below zero) by the sum of the amounts paid or distributed to the Employee under the Pension Plan in question before its termination.

11.80.  Matching Contribution

        Means the Employer contribution that is the discretionary contribution described in the Plan section entitled "Matching Contributions" (see Plan section 3.09).

11.81.  Maximum Annual Addition

        For any individual, means this Plan's limitation on Annual Additions for that individual (see Plan section 4.01).

11.82.  Maximum Election Amount

        Means the highest dollar amount allowed to be elected on Compensation-adjustment Election forms according to the Administrator's or Sponsor's Designee's announcement for a Plan Year or other deferral period. A Participant's Maximum Election Amount is the product of that Participant's Maximum Election Percentage and his Earnings.

11.83.  Maximum Election Percentage

        Means the highest percentage of Earnings that may be an Elective Deferral under this Plan for purposes of this Plan's
        Compensation-adjustment Election forms according to the announcements for a Plan Year or other deferral period according to the Plan subsection entitled "Limiting Compensation-adjustment Elections" (see Plan section 3.06(g)).

11.84.  Minimum Election Amount

        Means the lowest dollar amount allowed to be elected on Compensation-adjustment Election forms according to the Administrator's or Sponsor's Designee's announcement for a Plan Year or other deferral period. A Participant's Minimum Election Amount is the product of that Participant's Minimum Election Percentage and his Earnings for the period in question.

11.85.  Minimum Election Percentage

        Means the lowest percentage of Earnings that may be an Elective Deferral under this Plan for purposes of this Plan's Compensation-adjustment Election forms according to the announcements for a Plan Year or other deferral period according to the Plan subsection entitled "Limiting Compensation-adjustment Elections" (see Plan section 3.06(g)). A

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        Participant's Minimum Election Percentage is his Minimum Election Amount divided by his Earnings for the period in question.

11.86.  Named Account

        Means an Employer Contribution Account identified in Plan section 4.02(a) but not otherwise identified in these definitions, created according to Plan article 3 and Plan article 4 to provide special Accrued Benefits, the nature of which benefits will usually be reflected in the Administrator's identification of the Account.

11.87.  Named Fiduciary

        Is defined in ERISA section 402(a)(2) and, as to this Plan, means the Sponsor, any other Employer, the Administrator, the Investment Committee, each Trustee or co-Trustee for the Plan's Trust Agreements, as well as a Fiduciary who, according to the provisions of this Plan, is identified as a Named Fiduciary by the Sponsor.

11.88.  Nonforfeitable

        Is defined in ERISA section 3(19) and means a claim obtained by a Participant or Beneficiary to the part of an immediate or deferred benefit arising under this Plan from the Participant's Service if the claim is unconditional and is legally enforceable against this Plan, any Trust Fund, and any Trustee (but a right to an Accrued Benefit derived from Employer contributions is not treated as Forfeitable merely because the Plan contains a provision described in ERISA section 203(a)(3)).

11.89.  Nonqualified Pension Plan

        Is a Pension Plan that does not meet the Code's rules for Qualified Plans. A Nonqualified Pension Plan may be an unfunded plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, as described in ERISA sections 201(2), 301(a)(3), 401(a)(1), and 4021(b)(6), and may include both plans embodied in a formal plan document and individual contractual arrangements with employees and former employees. A Nonqualified Pension Plan may also be an Excess-benefit Plan or even a plan that is not an Excess-benefit Plan and that is not described in ERISA sections 201(2), 301(a)(311, 401(a)(1), and 4021(b)(6).

11.90.  Normal Retirement Age

        Means a Participant's sixty-fifth birthday.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

11.91.  Parent

        Is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1. 1990, which reads as follows:

                A Parent of a specified person is an affiliate controlling such person directly, or indirectly through one or more intermediaries.

11.92.  Participant

        Means any Employee or former Employee who has begun participation in this Plan according to Plan article 2 and whose Accounts have not been Forfeited, fully distributed to him, or transferred in their entirety to another Pension Plan. A Participant who is not a Covered Employee ceases to be a Participant when his Account balance (calculated as if his Plan Liability Account had been exhausted by allocations under this Plan) is zero. An individual whose Account balance (calculated as if his Plan Liability Account had been exhausted by allocations under this Plan) is greater than zero continues to be a Participant for purposes of provisions relating to allocations of earnings and losses to his Accounts, vesting in his Accounts, and distributions from his Accounts; that individual, however, is a Participant for purposes of allocations of Employer contributions only as provided in Plan articles 3 and 4.

11.93.  Participant Contributions

        Means Elective Deferrals, Mandatory Contributions, and Voluntary Contributions.

11.94.  Party in Interest

        Is defined in ERISA section 3(14) and means

        (a) any Fiduciary (including, but not limited to, any administrator, officer, trustee or co-trustee, or custodian), counsel, or employee of this Plan;

        (b)     a person providing services to this Plan;

        (c)     an Employer;

        (d) an employee organization any of whose members are covered by the Plan;

        (e)     an owner, direct or indirect, of fifty percent or more of

                (1) the combined voting power of all classes of stock entitled to vote or the total value of shares of all classes of stock of a corporation,

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                (2) the capital interest or the profits interest of a partnership, or

                (3) the beneficial interest of a trust or unincorporated enterprise that is an Employer or an employee organization described in subsection (d) under this Plan;

        (f)     a Relative of any individual described in subsections (a), (b),
                (c), or (e);

        (g) a corporation, partnership, trust, or estate of which (or in which) fifty percent or more of

                (1) the combined voting power of all classes of stock entitled to vote or the total value of shares of all classes of stock of such a corporation,

                (2) the capital interest or the profits interest of such a partnership, or

                (3)     the beneficial interest of such a trust or estate

                is owned, directly or indirectly, or is held by persons described in subsections (a), (b), (c), (d), or (e);

        (h) an employee, officer, director (or an individual having powers or responsibilities similar to those of officers or directors), or a ten-percent or more shareholder (directly or indirectly) of this Plan or of a person described in subsections (b), (c), (d),
                (e), or (g); or

        (i) a ten-percent or more (directly or indirectly in capital or profits) partner or joint venturer of a person described in subsections (b), (c), (d), (e), or (g).

11.95.  Pension Plan

        Is defined in ERISA section 3(2) and, except as provided in ERISA section 3(2)(B), means any plan, fund, or program ever established or maintained by an employer or by an employee organization, or by both, to the extent that by its express terms or as a result of surrounding circumstances that plan, fund, or program-regardless of the method of calculating the contributions made to the -plan, the method of calculating the benefits under the plan, or the method of distributing benefits from the plan-provides retirement income to employees or results in a deferral of income by employees for periods extending to the termination of employment or beyond.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

11.96.  Person

        Means any human being, firm, corporation, partnership, or other entity. Person also includes any human being, firm, corporation, partnership, or other entity as defined in sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended as of January 1, 1990, which read as follows:

        When two or more persons act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of an issuer, such syndicate or group shall be deemed a Person for purposes of this subsection.

        For purposes of this Plan, Person does not include the Sponsor or any wholly-owned Subsidiary of the Sponsor, and Person does not include any employee-benefit plan maintained by the Sponsor or by any wholly-owned Subsidiary of the Sponsor, and any person or entity organized, appointed, or established by the Sponsor or by any Subsidiary for or pursuant to the terms of any such employee-benefit plan, unless the Board determines that such an employee-benefit plan or such person or entity is a Person.

11.97.  Phantom Investments

        Are not transactions involving Plan Assets and are bookkeeping measurements potentially authorized in Plan section 9.07(q) through which a Participant might cause an adjustment to his Plan Liability Account-as if that Plan Liability Account represented Plan Assets that had been invested according to that Participant's directions (not to exceed the extent authorized in this Plan).

11.98.  Plan

        Means this Excess-benefit Plan described in this document and its appendixes and exhibits. The Plan includes each Trust Agreement and the Trust Fund; but for ease of reference, Plan generally refers to this Plan document (and appendixes and exhibits), and Trust or Trust Agreement refers to the Trust Agreements operating in conjunction with this Plan.

11.99.  Plan Asset

        Plan Assets means any property of this Plan that must be held in a Trust Fund or by an Insurer or as a Contract according to ERISA section 403(a) and ERISA section 403(b). Plan Asset includes property described by that term in ERISA section 403(a), even if as to that property the statutory requirement that the property be held in trust has not been satisfied or even if the requirement does not apply to that property because of the application of an exemption according to ERISA section 403(b)(4).

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

11.100. Plan Committee

        Means any multiple-person Fiduciary appointed by the Sponsor or another Fiduciary according to the terms of this Plan.

11.101. Plan Contract

        Means a Contract that is a Plan Asset but not a Trust Fund asset. A Contract held by the Sponsor or another Employer is a Plan Contract.

11.102. Plan Liability Account

        Means a bookkeeping record that is never part of a Participant's Accrued Benefit but that is used to show a Participant's allocation entitlement under this Plan.

11.103. Plan Year

        For this Plan, means the twelve-month period beginning with January 1 through the last day of December. For any other Pension Plan, it means the twelve-month period on which its records are kept, as defined in ERISA section 3(39).

11.104. Pre-tax Savings Account

        For any Participant, means the portion of his Account that is related to his Elective Deferrals and other Employer contributions whether or not caused by Compensation-adjustment Elections.

11.105. Profit

        For purposes of this Plan, means the Employers' total net income from all preceding years and for the tax year for which the determination is being made, determined by each Employer on the basis of its books of account and in accordance with its standard and customary accounting practices but before deduction of taxes based on income and without reduction for any special non-recurring item such as an extraordinary loss from the sale or other disposition of any asset or reserve, and without reduction for contributions to this Plan or any other Pension Plan or other plan or method of providing deferred or year-end compensation for the period for which the determination is being made.

11.106. Profit-sharing Plan

        According to Treasury Regulation section 1.401-1(b)(ii), means a Pension Plan that is established and maintained by an employer to provide for the participation in his profits by his employees or their beneficiaries. According to Code section 401(a)(27), however, the question of whether a plan is a Profit-sharing Plan is determined without regard to the employer's current or accumulated profits and without regard to whether the employer is a

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        tax-exempt organization. This Plan is a Profit-sharing Plan that is not a Qualified Plan; it is a Nonqualified Pension Plan that is a Profit-sharing Plan.

11.107. Program of Allocations

        Means a formula for allocations announced by the Sponsor according to Plan section 4.03.

11.108. Qualified Plan or Qualified Trust

        Refer to a plan or a trust maintained as part of a plan, in compliance with Code part 1, subchapter D, chapter 1, subtitle A.

11.109. Qualifying, Employer Real Property

        Is defined in ERISA section 407(d)(4). Parcels of Employer Real Property may be Qualifying Employer Real Property even if part or all of that real property is leased to one lessee (which may be an Employer or an ERISA Affiliate) if

        (a) a substantial number of the parcels are dispersed geographically;

        (b) each parcel of real property, together with improvements on that parcel, is suitable (or adaptable without excessive cost) for more than one use; and

        (c) the acquisition and retention of that property complies with the provisions of part 4 of title I of ERISA (other than ERISA section 404(a)(1)(B) to the extent that it requires diversification, and other than ERISA section 404(a)(1)(C), ERISA section 406, and ERISA section 407(a)).

11.110. Qualifying Employer Security Means an Employer's ERISA Security.

11.111. Related Entity

        Means an Affiliate or a corporation that would be an Affiliate if the phrase "at least eighty percent" in Code section 1563(a) read "more than fifty percent" or an unincorporated trade or business that would be an Affiliate if Code section 414(c) were construed using the standard of "more than fifty percent" instead of "at least eighty percent."

11.112. Related Entity-maintained

        Means, as to a Related Entity, the same thing that Employer-maintained means to an Employer.

11.113. Relative

        Is defined in ERISA section 3(15) and means an individual's spouse, ancestor, lineal descendant, or spouse of a lineal descendant.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

11.114. Restoration Event

        Means an event described in Plan section 8.10(g), which ends the Suspension Period.

11.115. Restricted Participant

        Is a Participant with any Nonforfeitable Employer Contribution Account, calculated as if his Plan Liability Account had been extinguished by allocations under this Plan.

11.116. Retire Retires

        And all variants mean that a Participant Separates from Service because of Disability or after attaining Age fifty-five.

11.117. Retirement

        Means the act of Retiring or refers to periods after a person Retires.

11.118. Second-tier Trigger Event

        (a) Second-tier Trigger Event means an event described in this Plan's exhibit entitled "Second-tier Trigger Events"; that exhibit may be amended by the Sponsor without amending this Plan, except during a Suspension Period. Until the exhibit entitled "Second-tier Trigger Events" exists, subsection (b) of this Plan section is deemed to be that exhibit.

        (b) A Second-tier Trigger Event occurs if any of the circumstances described in any paragraphs of this subsection occurs.

                (1) the Sponsor enters into any agreement with a Person that involves the transfer of ownership of the Sponsor or of all or at least fifty percent of the Sponsor's total assets on a consolidated basis, as reported in the Sponsor's consolidated financial statements filed with the Securities and Exchange Commission (including an agreement for the acquisition of the Sponsor by merger, consolidation, or statutory share exchange-regardless of whether the Sponsor is intended to be the surviving or resulting entity after the merger, consolidation, or statutory exchange-or for the sale of substantially all of the Sponsor's assets to that Person), and

                        (A) the agreement does not include provisions requiring that the Person must maintain the Crestar Financial Corporation Excess Benefit Plan and its benefits according to the Crestar

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                                Financial Corporation Excess Benefit Plan's terms on the date that the agreement is entered into; or

                        (B) the agreement does not include provisions requiring that the Person must establish or maintain an Excess-benefit Plan that covers all Crestar Financial Corporation Excess Benefit Plan participants on the date that the agreement is entered into and that provides benefits that are at least equal to the Crestar Financial Corporation Excess Benefit Plan's benefits according to the Crestar Financial Corporation Excess Benefit Plan's terms on the date that the agreement is entered into, as determined by the Administrator applying a standard derived from ERISA section 208; or

                        (C) the agreement satisfies the requirements of paragraph (A) or (B), but does not also provide that those provisions survive the consummation of any transaction (including a merger, consolidation, statutory exchange, or sale transaction) so that any participant may enforce those provisions against the Person; or

                        (D) the agreement satisfies the requirements of paragraphs (A) or (B) and (C), but, in fact, the Person does not maintain the Crestar Financial Corporation Excess Benefit Plan or the Person does not establish or maintain an Excess-benefit Plan that covers all Crestar Financial Corporation Excess Benefit Plan Participants on the date that the agreement is entered into and that provides benefits that are at least equal to the Crestar Financial Corporation Excess Benefit Plan's benefits according to the Crestar Financial Corporation Excess Benefit Plan's terms on the date that the agreement is entered into and as determined by the Administrator applying a standard derived from ERISA section 208.

                (2) Any Person is or becomes an Acquiring Person described in Plan section 11.03(a).

                (3) During any period of two consecutive calendar years, the Continuing Directors cease for any reason to constitute a majority of the Board.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

                For purposes of this subsection, a Second-tier Trigger Event occurs on the closing date of an agreement described in paragraph (1)(A), (1)(B), or (1)(C) or on the date of breach of an agreement, as described in paragraph (1)(D); on the date of public disclosure that a Person has become an Acquiring Person, as described in paragraph (2); or on the date that the Continuing Directors cease to constitute a majority of the Board, as described in paragraph (3).

11.119. Security

        Is defined in ERISA section 3(20) and means the same as it does under section 2(1) of the Securities Act of 1933, 15 U.S.C. 77B(l), except when it refers to an Employer Security. An Employer Security means a Security issued by an Employer or by an ERISA Affiliate. A contract to which ERISA section 408(b)(5) applies is not treated as a Security for purposes of this Plan.

11.120. Segregated Amounts

        Means Trust Fund assets or Plan Assets that are otherwise required by this Plan or a Trust Agreement to be credited with investment gains and losses separately from the remaining assets in the Trust Fund according to the Plan section entitled "Trust Fund; General Amounts; Segregated Amounts" (see Plan sections 9.03). A Segregated Amount is not the same as an Account; a Segregated Amount may be one or more named accounts, or it may merely be a part of the Trust Fund identified for special treatment.

11.121. Separation, Separation from Service

        And all variants mean the cessation of the employer-employee relationship as that relationship is defined for Federal Insurance Contribution Act (FICA) determinations on whether compensation is wages. Specifically, the relationship of employer-employee ceases when it no longer exists for federal employment tax purposes or when it no longer satisfies those applicable Employment Tax regulations, including section 31.3401(c)-l of the Employment Tax regulations. An individual Separates from Service when he dies, Retires, has a Disability, quits, or is discharged.

11.122. Service

        Means employment by an Employer unless otherwise specified.

11.123. Special Trustee

        Means the Investment Committee acting as a co-Trustee according to this Plan.

11.124. Sponsor

        Means Crestar Financial Corporation.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

11.125. Sponsor-maintained

        Refers to each employee-benefit plan directly or indirectly established according to law or continued by the Sponsor. It includes all relevant Qualified Plans and Nonqualified Pension Plans whether or not the plans have been terminated.

11.126. Sponsor's Designee

        Means the Sponsor's Compensation and Benefits Manager or such other Sponsor officer as the Sponsor may designate.

11.127. Spouse

        Means the individual legally married to a Participant (according to the laws of the individual's domicile), but that individual is not a Spouse after the marriage to the Participant is legally ended.

11.128. Subsidiary

        Is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1990, which reads as follows:

        A Subsidiary of a specified person is an affiliate controlled by such person directly, or indirectly through one or more intermediaries.

11.129. Supplemental Account

        For any Participant, means the portion of his Account mentioned in Plan section 4.02(d) and designed to provide benefits (including Limited Additions and Limited Benefits) that supplement other benefits under Employer-maintained Pension Plans.

11.130. Supplemental Earnings Factor

        Means the earnings rate most recently announced by the Sponsor (during a Suspension Period, by the Fiduciary authorized according to Plan section 8.09(g) to exercise the Sponsor's powers) to be applied to this Plan's calculations of the Supplemental Account portions of Plan Liability Accounts to reflect earnings that could have applied to Supplemental Accounts had this Plan been a Qualified Plan.

11.131. Surviving Spouse

        Means a Participant's Spouse at the time of that Participant's death.

11.132. Suspense Account

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

        Means an Employer-designated Suspense Account created at the direction of the Sponsor or another Employer to hold assets that are not part of any Participant's Account.

11.133. Suspension Period

        Means the time after one Trigger Event and before the effects of all Trigger Events have been reversed by Restoration Events.

11.134. Trigger Event

        Means a First-tier Trigger Event, a Second-tier Trigger Event, or a Financial Trigger Event.

11.135. Trust, Trust Fund , and Fund

        For purposes of this Plan, refer to any trust fund established for this Plan and governed by the Trust Agreement executed to be used with this Plan according to the Plan section entitled "Trust Agreements" (see Plan section 9.02). For some purposes, reference is made to General Amounts and to Segregated Amounts, which are two components totaling the Trust Fund. These two components are more specifically described in this Plan section's subsections. Although Trust refers to the relationship (between a Trustee and the Trust Fund) governed by the Trust Agreement, the context may indicate that the term is being used to mean the Trust Fund.

        (a) Some assets are treated unlike other amounts in the Trust Fund because their gains and losses are allocated to Accounts that hold those assets, and such segregated assets are referred to as Segregated Amounts.

        (b) The term General Amounts means the entire Trust Fund reduced by the Segregated Amounts. All segregated assets must be in one or more trusts established exclusively for segregated assets, all of which will be part of the Trust Fund, but may be referred to as Segregated Amounts.

11.136. Trust Agreement

        Means any agreement executed by a Trustee or co-Trustee and the Sponsor to be used by this Plan as a funding vehicle (to hold Plan Assets), including amendments adopted according to its terms and the provisions of this Plan.

11.137. Trustee

        For purposes of the Plan, means one or more individuals or entities so designated in a Trust Agreement. Trustee also means successors designated according to a Trust Agreement. A co-Trustee is one of a multiple-entity Trustee under a Trust Agreement.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

11.138. Unrestricted Participant

        Means a Participant whose Accounts are entirely Forfeitable.

11.139. Valuation Date

        For this Plan, means the last day of each Plan Year and any other date determined by the Administrator.

11.140. Voluntary Contribution

        Means any Participant Contribution that is not a Mandatory Contribution.

                          Crestar Financial Corporation
                               Excess Benefit Plan
                            As Amended and Restated
                          Effective December 26, 1990

Adoption of Plan

As evidence of its adoption of the Plan as amended and restated in this document, Crestar Financial Corporation, the Sponsor, has caused this document to be signed by its duly authorized officer as of December 26, 1990.

                                             Crestar Financial Corporation




                                             By: /s/ Patrick G. Giblin

                          CRESTAR FINANCIAL CORPORATION
                               EXCESS BENEFIT PLAN
                             As Amended and Restated
                           Effective December 26, 1990


                        FINANCIAL TRIGGER EVENTS EXHIBIT
                           Effective December 18, 1992
                      ----------------------------------


Plan  section  11.59  defines the term  "Financial  Trigger  Event."  Under Plan section 11.59(a), that term has the meaning set forth in a Plan exhibit entitled "Financial Trigger Events"; when no such exhibit exists, that term has the meaning set forth in Plan section 11.59(b).

Until December 18, 1992, the term  "Financial  Trigger Event" is defined by Plan section 11.59(b). On December 18, 1992, the Sponsor's Board directed appropriate officers to amend the plans associated with the OMNI Trust to remove the definition of Financial Trigger Event. Acting pursuant to the Board's direction, the Sponsor's Designee hereby creates this exhibit, effective December 18, 1992. According to this exhibit (and despite Plan section 11.59), the term "Financial Trigger Event" is no longer a defined term under the Plan (in other words, a Financial Trigger Event cannot occur under the Plan).







                                          CRESTAR FINANCIAL CORPORATION



Date:___________              By:________________________
                                     Ross W. Dorneman
                                     Sponsor's Designee

                          CRESTAR FINANCIAL CORPORATION
                               EXCESS BENEFIT PLAN
                             As Amended and Restated
                           Effective December 26, 1990


                        FIRST-TIER TRIGGER EVENT EXHIBIT
                           Effective December 18, 1992
                      ----------------------------------


In accordance with Plan section 11.60(a), the definition of First-tier Trigger Event in this Exhibit replaces the definition of First-tier Trigger Event in Plan section 11.60(b), effective December 18, 1992.


      A First-tier Trigger Event occurs on the earlier of these two times:

      (1) a notice of a Board meeting (a regularly scheduled meeting or a special meeting) is sent by the appropriate officers to the Sponsor's Board, indicating a purpose of the meeting is to consider a transaction that, if consummated, would constitute a Second-tier Trigger Event; or

      (2) the Sponsor's Board announces that it has met (whether at a regularly scheduled meeting or a special meeting) to consider a proposal for a transaction that, if consummated, would constitute a Second-tier Trigger Event.



This exhibit is implemented by me as the Sponsor's Designee under the Plan pursuant to action of the Board of Directors on December 18, 1992.



Date:___________                     By:________________________
                                   Ross W. Dorneman
                                  Sponsor's Designee

                          CRESTAR FINANCIAL CORPORATION


                                   CERTIFICATE


      I, Ross W. Dorneman, hereby certify that I am the duly appointed and qualified Compensation and Benefits Manager of Crestar Financial Corporation and as such, I am the Sponsor's Designee under the Crestar Financial Corporation Excess Benefit Plan, as amended and restated effective December 26, 1990 (the "Plan"), and I further certify that the First-Tier Trigger Events Exhibit and the Second-Tier Trigger Events Exhibit to the Plan, attached to this Certificate, were implemented by me this date pursuant to action of the Board of Directors taken on October 25, 1996.

      The adoption of the Exhibits attached to this Certificate affects other provisions of the Plan that are dependent on the definitions of First-tier Trigger Event or Second-tier Trigger Event. For example, the term "Trigger Event" is defined as a First-tier Trigger Event, a Second-tier Trigger Event or a Financial Trigger Event. No Trigger Event can occur on or after the date of this Certificate and, therefore, no Suspension Period and no Restoration Period can occur on or after the date of this Certificate. Accordingly, any provision in the Plan that purports to require assumption of duties by the Alternate Primary Trustee or Alternate Administrator or to limit, affect or preclude actions or authority of the Sponsor, Trustee, the Administrator, Sponsor's Designee or any other party to the Plan on or after the occurrence of a Trigger Event (or a First-tier, Second-tier or Financial Trigger Event) or a Suspension Period or Restoration Period shall be ineffective.




Dated:___________________           _________________________________
                                    Ross W. Dorneman
                                    Sponsor's Designee

                          CRESTAR FINANCIAL CORPORATION
                               EXCESS BENEFIT PLAN
                             As Amended and Restated
                           Effective December 26, 1990



                        FIRST-TIER TRIGGER EVENTS EXHIBIT
                            Effective March 30, 1998
                      ----------------------------------


In accordance with Plan section 11.60(a), the definition of First-tier Trigger Event in this exhibit replaces the definition of First-tier Trigger Event in Plan section 11.60(a) and supersedes the First-Tier Trigger Events Exhibit dated December 18, 1992. According to this exhibit, the term "First-tier Trigger Event" is no longer a defined term under the Plan (in other words, a First-tier Trigger Event cannot occur under the Plan and any provision of the that purports to limit, affect or preclude actions or authority of the Sponsor, Trustee, Administrator or any other party to Plan on the occurrence of or following a First-tier Trigger Event shall be ineffective).

This exhibit is implemented by me as the Sponsor's Designee under the Plan pursuant to action of the Board of Directors on October 25, 1996,


Date:________________                     By:_______________________________
                                               Ross W. Dorneman
                                               Sponsor's Designee

                          CRESTAR FINANCIAL CORPORATION
                               EXCESS BENEFIT PLAN
                             As Amended and Restated
                           Effective December 26, 1990


                       SECOND-TIER TRIGGER EVENTS EXHIBIT
                            Effective March 30, 1998
                      ----------------------------------


In accordance with Plan section 11.118(a), the definition of Second-tier Trigger Event in this exhibit replaces the definition of Second-tier Trigger Event in Plan section 11.118(a). According to this exhibit, the term "Second-tier Trigger Event" is no longer a defined term under the Plan (in other words, a Second-tier Trigger Event cannot occur under the Plan and any provision of the that purports to limit, affect or preclude actions or authority of the Sponsor, Trustee, Administrator or any other party to Plan on the occurrence of or following a Second-tier Trigger Event shall be ineffective).

This exhibit is implemented by me as the Sponsor's Designee under the Plan pursuant to action of the Board of Directors on October 25, 1996,



Date:________________                     By:_______________________________
                                               Ross W. Dorneman
                                               Sponsor's Designee

                          CRESTAR FINANCIAL CORPORATION
                                  CRESTAR BANK


                                   Certificate


      I, James J. Kelley, hereby certify that I am the duly elected and qualified Human Resources Director of Crestar Financial Corporation and Crestar Bank. I further certify that I have today implemented the attached resolutions pursuant to actions taken by the Board of Directors on October 26, 1998, which actions remain in full force and effect as of this date.

Date:  December 30, 1998
                                      ---------------------------------------
                                              James J. Kelley

                          CRESTAR FINANCIAL CORPORATION
                                  CRESTAR BANK



      RESOLVED, That pursuant to actions of the Human Resources and Compensation Committee on October 22, 1998 and to actions of the Board of Directors of Crestar Financial Corporation and Crestar Bank on October 23, 1998, which provided that Crestar Bank should be sponsor of the plans funded through the Crestar Bank Supplemental Executive Retirement Plans Trust and Crestar Bank accepted such sponsorship, the Crestar Financial Corporation Supplemental Executive Retirement Plan and the Crestar Financial Corporation Excess Benefit Plan are amended to provide that Crestar Bank is the sponsor under such Plans, effective as of December 29, 1998.